Mr.  Max  A.  Webb
U.S.  Securities  and  Exchange  Commission
February  10,  2004



     February  10,  2004



VIA  FACSIMILE  FEDERAL  EXPRESS
--------------------------------

Mr.  Max  A.  Webb
Assistant  Director
Division  of  Corporate  Finance
U.S.  Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     RE:     VILLAGEWORLD.COM,  INC.  AMENDED  SCHEDULE  14C FILED ON 12/30/2003
     --      -------------------------------------------------------------------
          FILE  NO.  0-28058
          ------------------

Dear  Mr.  Webb:

     On behalf of Villageworld.com, Inc. ("Villageworld" or the "Company"), I am submitting this letter in response to your letter (the "Letter") dated February 9, 2004 in connection with Villageworld's Amended Schedule 14C filed on February 4, 2004.

     We set forth below Villageworld's response to each of the comments contained in the Letter. For your convenience, I have used the same headings and numbering as set forth in the Letter.

     Kindly be advised that in addition to the following revisions on Schedule 14C, the record date has been amended to February 6, 2004. The amendment was made as the transfer agent did not retrieve the appropriate beneficial owner records as of the former record date and the Company has been informed that the transfer agent can not retrieve such past information. The transfer agent has successfully retrieved the appropriate information with respect to February 6, 2004.

SCHEDULE  14C
-------------

PRO  FORMA  FINANCIAL  STATEMENTS,  PAGES  40-48
------------------------------------------------

1. A PRO-FORMA BALANCE SHEET GIVING EFFECT TO THE COMBINATION SHOULD BE PRESENTED AS OF THE DATE OF THE MOST RECENT BALANCE SHEET ONLY (I.E., SEPTEMBER 30, 2003); THEREFORE, PLEASE DELETE THE DECEMBER 31, 2002 PRO-FORMA BALANCE SHEET. REFER TO ITEM 310(D)(2)(II). IN THIS REGARD, FOR PRO-FORMA PURPOSES IN TREATING BIOMETRICS AS THE ACCOUNTING ACQUIRER, THE MERGER SHARES ISSUED TO BIOMETRICS SHAREHOLDERS SHOULD BE REFLECTED AS OUTSTANDING AT SEPTEMBER 30, 2003 WITH THE PRE-EXISTING OUTSTANDING SHARES OWNED BY THE VILLAGEWORLD SHAREHOLDERS ACCOUNTED FOR AS ISSUED ON THE MERGER DATE (I.E., PRO FORMA ADJUSTMENT). THE CAPITAL STRUCTURE (I.E. COMMON STOCK) SHOULD BE THAT OF VILLAGEWORLD (I.E. LEGAL ISSUER) WITH APPROPRIATE REVISIONS TO REFLECT THE RESULTING CHANGES IN THE COMMON STOCK AND PAID-IN-CAPITAL ACCOUNTS OF BIOMETRICS (THE ACCOUNTING ACQUIRER). BIOMETRICS' ASSETS, LIABILITIES AND ACCUMULATED DEFICIT ARE REFLECTED AT THEIR COMBINED HISTORICAL COST (INCLUDING THE GOODWILL ADJUSTMENT).

Villageworld has deleted the December 31, 2002 pro-forma balance sheet and revised the September 30, 2003 pro-forma balance sheet to reflect your comment.

2. FOR FUTURE REFERENCE, UPON COMPLETION OF THE EXCHANGE TRANSACTION, THE HISTORICAL FINANCIAL STATEMENTS WILL REFLECT THE SHARES ISSUED TO EFFECT THE REVERSE ACQUISITION AS OUTSTANDING FOR ALL PERIODS PRESENTED WITH THE PRE-EXISTING VILLAGEWORLD OUTSTANDING SHARES REFLECTED AT THEIR NET ASSET VALUE AS IF ISSUED ON THE ACTUAL COMPLETION DATE OF THE REVERSE ACQUISITION. PLEASE CONFIRM FUTURE COMPLIANCE.

Villageworld  confirms  future  compliance  with  your  comment.

3. GIVEN THE IMPAIRMENT OF THE GOODWILL AS A RESULT OF THE MERGER, INCLUDE AS A PRO-FORMA ADJUSTMENT THE WRITE-OFF OF VILLAGEWORLD'S GOODWILL BALANCE OF $300,000 (WITH A CORRESPONDING REDUCTION OF EQUITY.) SINCE THE ADJUSTMENTS SHOULD BE COMPUTED ASSUMING THE TRANSACTION WAS COMPLETED AS OF THE MOST RECENT BALANCE SHEET DATE, AND SINCE THE GOODWILL IMPAIRMENT IS DIRECTLY ATTRIBUTABLE TO THE MERGER; THIS AMOUNT SHOULD BE WRITTEN OFF. THIS ASSET IS CONSIDERED IMPAIRED AS THE COMPANY CEASED OPERATIONS IN OCTOBER 2003 IN PREPARING FOR THE CONSUMMATION OF THE MERGER WITH BIOMETRICS (THE ACCOUNTING ACQUIRER). DISCLOSE IN THE NOTES THE REASONS FOR THE WRITE-OFF OF GOODWILL, AND ALSO DISCLOSE THAT THIS ADJUSTMENT WOULD NOT AFFECT A PRO-FORMA INCOME STATEMENT AS THIS ADJUSTMENT WILL NOT HAVE A CONTINUING IMPACT (I.E. NON-RECURRING CHARGE.)

Villageworld has included as a pro-forma adjustment the write-off of Villageworld's goodwill balance of $300,000 with a corresponding reduction of equity to reflect your comment.

4. PLEASE DELETE THE PRO-FORMA STATEMENT OF OPERATIONS FOR ALL PERIODS PRESENTED. SINCE VILLAGEWORLD WILL CEASE ITS OPERATIONS AS A RESULT OF THE MERGER AND BIOMETRICS WILL CONTINUE OPERATING, THE HISTORICAL STATEMENTS OF OPERATIONS FOR BIOMETRICS REFLECT THE IMPACT OF THE MERGER. AS SUCH, INCLUDE A
NOTE IN THE PREFACE TO THE PRO-FORMAS ON PAGE 40 TO DISCLOSE THAT SINCE BIOMETRICS WILL BE THE CONTINUING BUSINESS, BIOMETRICS' HISTORICAL STATEMENTS OF OPERATIONS REFLECT THE CONTINUING IMPACT OF THE MERGER TRANSACTION, AND
THEREFORE,  NO  PRO-FORMA  STATEMENTS  OF  OPERATIONS  HAVE  BEEN  PRESENTED.

Villageworld has deleted the pro-forma statement of operations to reflect your comment. In addition, the following language has been added to the preface to the pro-formas:

"The unaudited pro forma condensed financial statements are based on the respective historical financial statements and notes thereto of Villageworld and Biometrics. The unaudited pro forma condensed combined balance sheet assumes that the merger took place on September 30, 2003 and combines Villageworld's and Biometrics' September 30, 2003 balance sheets. Villageworld ceased operations on October 15,2003 in preparation of the merger with Biometrics. As a result, Biometrics will continue operating, and the historical statements of operations for Biometrics reflect the continuing impact of the merger transaction.
Therefore,  no  pro  forma  statement  of  operations  have  been  presented."

GENERAL
-------

5. UPDATE THE FINANCIAL STATEMENTS PURSUANT TO ITEM 310(G) OF REGULATION S-B, AS APPLICABLE. IN THIS REGARD, YOU ARE REQUIRED TO PROVIDE AUDITED YEAR-END FINANCIAL STATEMENTS FOR VILLAGEWORLD.COM AND BIOMETRICS IF THE MAILING DATE OF YOUR PROXY IS MORE THAN FORTY-FIVE (45) DAYS AFTER DECEMBER 31, 2003.

Villageworld is attempting to mail Schedule 14C prior to February 15, 2003. If Villageworld is successful, Villageworld is not required to provide audited year-end financial statements for Villageworld.com and Biometrics.

     We would very much appreciate your prompt review of the Villageworld's amended Schedule 14C and our responses to your Letter. If you have any comment or questions about the foregoing, please contact me at (212) 888-7717. I thank you for your attention to this matter.

                              With  kind  regards,


                                   Stephen  J.  Czarnik
                                   Of  Counsel



cc:     Ms.Katherine  Hsu
          Securities  and  Exchange  Commission
     Mr.  Peter  Keenan
          Villageworld.com,  Inc.
     Ms.  Celia  Schiffner
          Villageworld.com,  Inc.
     Mr.  Joseph  Turek
          Biometrics  2000.com  Corporation

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                   PURSUANT TO SECTION 14(C) AND SECTION 14F-1
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Check  the  appropriate  box:

[X]     Preliminary  Information  Statement

[   ]    Definitive  Information  Statement

[   ]    Confidential,  for  Use  of  the Commission Only (as permitted by Rule
14c-5(d)(2))

                             VILLAGEWORLD.COM, INC.
                (Name of Registrant As Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  Appropriate  Box):

[X]     No  fee  required

[   ]   Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  previously  paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

                             VILLAGEWORLD.COM, INC.
                               110 Ricefield Lane
                               Hauppauge NY 11788

                        DEFINITIVE INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  INTRODUCTION

This notice and information statement (the "Information Statement") was mailed on or about February ___, 2004 to the stockholders of record, as of February 6, 2004, of Villageworld.com, Inc., a New York corporation (the "Company") pursuant to: (i) Section 14(f) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14f-1 issued thereunder, to inform the stockholders of the Company of a change in the majority of its Board of Directors (the "Board") in connection with the closing of the transactions set forth in that certain Agreement and Plan of Merger dated October 29, 2003 (the "Agreement"), by and among the Company, Biometrics 2000 Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("BAC"); Biometrics 2000.Com Corporation, a Florida corporation ("Biometrics"); and certain shareholders of Biometrics as follows: Joseph Turek ("Turek"); Randy Wheeler ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and David Kern ("Kern" and together with Turek, Wheeler, Iveson and Polidoro collectively, jointly and severally, the "Sellers"), pursuant to which Biometrics will be merged with and into BAC (the "Merger"), with BAC as the surviving corporation of such Merger; and (ii) Section 14(c) of the Exchange Act to inform the Stockholders that stockholders representing a majority of the issued and outstanding common stock of the Company executed a written consent dated October 29, 2003 providing for an amendment to the Company's Certificate of Incorporation: (i) changing its name to Biometrics 2000.com Corporation; and
(ii) increasing the authorized capital of the Company to 400,000,000 shares of common stock, par value $0.001 per share. This notice and information statement attached hereto shall be considered the notice required under Section 615 of the New York Business Corporation Law (the "NYBCL").

While approval of the Company's stockholders is not required under the NYBCL or the Agreement to consummate the Merger, we have been informed that holders of approximately 58% of the outstanding voting stock of the Company have no objection to our consummating the Merger and have approved the amendment to our Certificate of Incorporation. Our Board of Directors has unanimously approved the Agreement and the Merger. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the essential terms of the Agreement and contains certain information concerning the Agreement, its parties and the proposed new directors of the Company. The Agreement is attached to this Information Statement as Appendix A. Additional information about the Company is contained in its periodic reports filed on Forms 10-QSB for its quarterly fiscal periods and its annual report filed on Form 10-KSB, each as filed with the United States Securities and Exchange Commission (the "Commission").

These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at VILLAGEWORLD.COM, INC., 110 Ricefield Lane, Hauppauge NY 11788. The Company's telephone number is
(631)  231-2070.

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
              WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                             VILLAGEWORLD.COM, INC.
                               110 Ricefield Lane
                               Hauppauge NY 11788

                        DEFINITIVE INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

To  our  Stockholders:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

1. The Agreement and the Merger was ratified and the officers of the Company have been authorized to consummate the transactions contemplated by the Agreement and the Merger.

2. Immediately following the effective time of the Merger, the change of the Company's name to "Biometrics 2000 Corporation," to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the New York Secretary of State, attached hereto as Appendix B.

3. Immediately following the effective time of the Merger, the increase of the Company's authorized capital to 400,000,000 shares of stock consisting of 400,000,000 shares of common stock, $0.001 par value per share, to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the New York Secretary of State, attached hereto as Appendix B.

     The Board of Directors has fixed the close of business on February 6, 2004, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written Notice to stockholders pursuant to Section 615 of the NYBCL.

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
              WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                       By  order  of  the  Board  of  Directors,
                                            /s/Peter  J.  Keenan
                                            --------------------
February  ___,  2004                           Peter  J.  Keenan
                                         Chairman  of  the  Board,  President
                                         and  Principal  Executive  Officer

                                 TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS                              4
CHANGE IN CONTROL - THE MERGER                                                 5
Description of the Merger                                                      5
Change in Control                                                              8
Material Terms of the Merger                                                   9
Terms of the Merger Agreement                                                 10
Certain Federal Income Tax Consequences                                       12
Accounting Treatment of the Merger                                            12
Appraisal Rights                                                              12
Interest of Certain Persons in the Merger                                     12
Federal Securities Law Consequences                                           13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT                                                                14
BUSINESS OF THE COMPANY                                                       16
MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY                            19
Selected Financial Data                                                       22
Results of Operations Year Ended December 31, 2002                            22
Results of Operations Three Months Ended September 30, 2003                   25
Results of Operations Nine Months Ended September 30, 2003                    27
Changes In and Disagreements with Accountants on Accounting                   30
and Financial Disclosure                                                      30
Controls and Procedures                                                       31
BUSINESS OF BIOMETRICS                                                        32
MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF BIOMETICS                              34
Selected Financial Data                                                       34
Results of Operations Year Ended December 31, 2002                            35
Results of Operations Nine Months Ended September 30, 2003                    37
Changes In and Disagreements with Accountants on Accounting                   39
and Financial Disclosure                                                      39
Controls and Procedures                                                       39
UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS                            40
MANAGEMENT OF THE COMPANY (Post Merger)                                       47
AMENDMENT TO THE CERTIFICATE OF INCORPORATION                                 50

FINANCIAL STATEMENTS OF VILLAGEWORLD
Index to Financial Statements of Villageworld                                F-1
Report of Independent Certified Accountant                                   F-2
Consolidated Balance Sheets for the year ended December 31, 2002             F-3
Consolidated Statements of Operations for the years ended December 31,
2002 and 2001                                                                F-4
Consolidated Statements of Stockholders' Deficit for the years ended
December 31, 2002 and 2001                                            F-5 to F-6
Consolidated Statements of Cash Flows for the years ended December 31,
2002 and 2001                                                                F-7

Notes to Financial Statements                                        F-8 to F-21

Unaudited Consolidated Balance Sheets for the nine month period ended
September 30, 2003 and year ended December 31, 2002                         FF-1
Unaudited Consolidated Statements of Operations for the nine month
and three month periods ended September 30, 2003 and 2002                   FF-2
Unaudited Consolidated Statements of Stockholders' Deficit for the nine
month periods ended September 30, 2003                                      FF-3
Unaudited Consolidated Statement of Stockholders' Equity for
the Nine Months Ended September 30, 2002                                    FF-4
Unaudited Consolidated Statements of Cash Flows for the nine month
periods ended September 30, 2003 and 2002                                   FF-5
Notes to Unaudited Financial Statements                             FF-6 to FF-8

FINANCIAL STATEMENTS OF BIOMETRICS
Index to Financial Statements of Biometrics                                 FB-1
Report of Independent Certified Accountant                                  FB-2
Report of Independent Certified Accountant                                  FB-3
Balance Sheet for the year ended December 31, 2002                          FB-4
Statements of Operations for the years ended December 31, 2002 and 2001 FB-5 Statements of Stockholders' Deficit for the years ended
December 31, 2002 and 2001                                                  FB-6
Statements of Cash Flows for the years ended December 31, 2002 and 2001     FB-7
Notes to Financial Statements                                      FB-8 to FB-10

Unaudited Balance Sheets for the nine month period ended
September 30, 2003 and year ended December 31, 2002                        FFB-1
Unaudited Statements of Operations for the nine month periods ended
September 30, 2003 and 2002                                                FFB-2
Unaudited Statements of Stockholders' Deficit for the nine
month periods ended September 30, 2003 and 2002                            FFB-3
Unaudited Statements of Cash Flows for the nine month periods ended
September 30, 2003 and 2002                                                FFB-4
Notes to Unaudited Financial Statements                           FFB-5 to FFB-7

EXHIBIT A - Agreement and Plan of Reorganization, as amended                 A-1
EXHIBIT B - Amendment to the Certificate of Incorporation                    B-1

     SPECIAL  NOTE  REGARDING  FORWARD-LOOKING  STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and/or Biometrics' actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. In addition, with respect to the Merger, the following factors, among others, could cause actual events to differ materially from those described herein: inability to satisfy various conditions to the closing of the Merger, the costs related to the Merger; the ability to defend against potential legal proceedings, if any; the effect of the Merger on creditor, vendor, supplier, customer or other business relationships; the ability to retain personnel, including key personnel; and the results and effects of our inability to obtain interim financing.

Forward-looking statements, which involve assumptions and describe the Company's and Biometrics' future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's and Biometrics' actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Biometrics undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                         CHANGE IN CONTROL - THE MERGER

DESCRIPTION  OF  THE  MERGER

On October 29, 2003, Villageworld.com, Inc., New York corporation (the "Company"); Biometrics 2000 Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("BAC"); Biometrics 2000.com Corporation, a Florida corporation ("Biometrics") and certain shareholders of Biometrics as follows: Joseph Turek ("Turek"); Randy Wheeler ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and David Kern ("Kern" and together with Turek, Wheeler, Iveson and Polidoro collectively, jointly and severally, the "Sellers"), entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement was approved by the Board of Directors of each of the Company and BAC on October 29, 2003.

The Agreement provides for a tax-free issuance of securities pursuant to the provisions of Section 368(a) of the Internal Revenue Code, whereby the Company will acquire Biometrics through the merger of Biometrics with and into BAC (the "Merger"), with BAC as the surviving corporation of such Merger. In consideration for the Merger, the stockholders of Biometrics shall receive that number of shares of common stock of the Company as shall represent, in the aggregate, 55% of the issued and outstanding shares of common stock of the Company after giving effect to the Merger. There are currently 25,000,000 shares of Biometrics common stock issued and outstanding (fully-diluted outstanding Biometrics shares). There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company. Accordingly, it is anticipated that the Company will issue 7.36967 shares of its common stock for each outstanding share of Biometrics common stock in the Merger (the "Merger Shares"), as a result of which the existing stockholders of Biometrics shall be entitled to receive an aggregate of 184,241,810 Merger Shares. In addition, the Agreement provides that, immediately after the effective date of the Merger, the Board of Directors of the Company will consist of three persons designated by Biometrics and two persons designated by the Company. Each of these events undertaken without respect to the other constitutes a "change in control."

The Agreement provides that the Company's name will be changed to Biometrics 2000 Corporation through an amendment to its Certificate of Incorporation (referred to herein as the "Amendment"). In addition, in order to consummate the transaction contemplated by the Agreement, the Board of Directors of the Company and shareholders or the Company representing a majority of the issued and outstanding shares of common stock of the Company have approved the Amendment to include the increase of the authorized share capital of the Company to 400,000,000 shares of common stock, $0.001 par value per share.

The following are answers to some of the questions about the Merger that you, as one of our stockholders, may have. We urge you to read this Information Statement, including the Agreement, attached hereto as Appendix A, carefully because the information in this section is not complete.

Has  the  Board  of  Directors  approved  the  Merger?

Yes. On October 29, 2003 our Board of Directors approved the Agreement and all of the transactions and developments contemplated thereby (including the change of our name to "Biometrics 2000 Corporation" and the increase in the authorized share capital of the Company to 400,000,000 shares of common stock).

Why  are  the  two  companies  proposing  to  combine?

As of October 15, 2003, the Company's subsidiaries, VillageNet, Inc. and Intelligent Computer Solutions, Inc. have ceased operations in preparation for the consummation of the merger of Biometrics into the Company's wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"). The Company is continuing work on certain consulting projects; however, it is anticipated that the operations of the Company following the consummation of the merger will consist of continuing and advancing the business of Biometrics.

Biometrics 2000.com Corporation ("Biometrics") is a Florida corporation based in Massachusetts that specializes in the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software. It is also introducing patent pending, proprietary "live finger detection" technology, tactile sense scanning and vector matching algorithm techniques to its product line.

The Board of Directors of each of our company and Biometrics has determined that a business combination between the two represents an opportunity for the shareholders of each company to participate in the attractive business of Biometrics. The merger will give Biometrics greater visibility as well as access to capital which is necessary to effectively implement its business plans.

How  will  the  Merger  work?

We will issue shares of our common stock for all of the issued and outstanding shares of Biometrics. It is our mutual intention under the Agreement that we will issue, pursuant to the Merger, to the existing Biometrics stockholders that number of Merger Shares that shall represent, immediately following the Merger, an aggregate of 55% of our fully-diluted outstanding common stock.

There are presently 25,000,000 shares of Biometrics common stock issued and outstanding. There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company.

Accordingly, to enable the existing holders of Biometrics common stock to end up with 55% of our fully-diluted common stock, at the effective time of the Merger, we anticipate that we will issue to the Biometrics stockholders an aggregate of 184,241,810 Merger Shares. This means that for each outstanding share of Biometrics common stock, we will issue 7.36967 shares of common stock of our Company (the "Exchange Ratio"). The Exchange Ratio and the Merger Shares is subject to increase or decrease (as the case may be) depending upon the actual number of Biometrics shares of common stock and the actual number of our shares of common stock outstanding immediately prior to the Merger.

Assuming the issuance of an aggregate of 184,241,810 Merger Shares to the Biometrics stockholders, there will be a total of approximately 331,839,442 shares of our common stock issued and outstanding and approximately 334,753,845 shares of our common stock issued and outstanding on a fully-diluted basis.

Under the Agreement, Biometrics will be merged with and into our newly created and wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"), with BAC as the surviving corporation of the Merger. As a result of the Merger, BAC will become a wholly owned subsidiary of our company, and an additional operating business.

We also intend to change the name of our corporation to Biometrics 2000.com Corporation as well as increase our authorized capital to 400,000,000 shares of common stock, $0.001 par value per share.

Do  I  have  the  right  to  vote  on  the  Merger?

No, you do not. Since our Company is not a constituent entity in the Merger (BAC is merging with Biometrics 2000.com Corporation; our Company is the parent company of BAC), New York law does not require that the Agreement governing the terms of the Merger receive the approval of our stockholders. However, you are entitled to all information regarding the Merger and Biometrics 2000.com Corporation, which is included herein, as if you were entitled to vote on the Merger.

Do  I  have  the  right  to  vote  on  the  Amendment?

No, you do not. If we were holding a meeting to approve such proposals, our stockholders would be entitled to consider and vote upon the Amendment. However, we are not holding a meeting of our stockholders, nor are we soliciting proxies in favor of such a proposal. Stockholders of the Company representing 58% of all of the issued and outstanding common stock of the Company have executed a written consent approving the Amendment, so no further approval is required.

After the closing of the Merger, do I need to exchange or send you my shares of common stock?

You do not. Since we are not a constituent entity in the merger (BAC is merging with Biometrics 2000.com, Corporation; our Company is the parent company of
BAC),  you  will  not  be  exchanging  or sending us your shares for conversion.

How  many  shares  will  I  have  after  the  Merger?

The number of shares you own will remain the same. Nonetheless, your ownership percentage will be diluted. We anticipate issuing an aggregate of 184,241,810 shares of our common stock in the Merger to the existing Biometrics stockholders. The total number of shares issued and outstanding will therefore increase to approximately 334,753,765 on a fully diluted basis from the current 150,743,299 outstanding shares on a fully diluted basis.

When  and  where  can  I  trade  my  shares  after  the  Merger?

Our shares of common stock are currently traded on the over the counter electronic bulletin board ("OTC") under the symbol "VILW.OB." The Merger will not affect where our shares are traded.

Will  the  shares  to  be  issued  in  the  Merger  be  freely  trading?

The shares that will be issued to the current shareholders of Biometrics will not be registered upon issuance. Section 5 of the Securities Act prohibits the sale of unregistered securities. However, pursuant to the Agreement, we will register the Merger Shares in the event that we prepare and file a registration statement following the effective date of the Merger. We currently have no plans to file a registration statement.

Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. The Merger will not affect the status of the currently issued and freely trading shares of our common stock.

When  do  you  expect  the  Merger  to  be  completed?

We hope to complete the Merger as soon as possible, assuming that all of the conditions to the closing of the Merger as set forth in the Agreement are either waived or completed to the satisfaction of the parties. The Merger will be effected through the filing of Articles of Merger in the State of New York and the State of Florida.

What  are  the  tax  consequences  of  the  Merger?

The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, United States shareholders of Biometrics generally would recognize no gain or loss upon receipt of our shares of common stock in consideration for their shares of Biometrics common stock. We believe, but cannot assure you, that there will be no fiscal consequences whatsoever for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

Who  can  help  answer  my  questions?

If you have any questions about the Merger or the business of Biometrics, you should contact Joseph J. Turek, President at:

                    Biometrics  2000.com  Corporation
                    120  Carando  Drive
                    Springfield,  MA  01104
                    Telephone  No.  (413)  736-9700

If you have questions about our business, you should contact Peter J. Keenan, President, at:

                    Villageworld.com,  Inc.
                    110  Ricefield  Lane
                    Hauppauge  NY  11788
                    Telephone  No.  (631)  231-2070

CHANGE  IN  CONTROL

The change in the majority of the directors of the Company will occur by virtue of the closing of the transactions contemplated by the Agreement (the "Closing") pursuant to the Agreement. The Company's Board of Directors currently consists of Peter J. Keenan, Hector M. Gavilla and Moshe Schwartz (the "Board"). Messrs. Gavilla and Schwartz have submitted letters of resignation from the Board to take effect contemporaneously with the Closing. Pursuant to the Agreement and the written consents of the members of the Board and stockholders of the Company representing 58% of the issued and outstanding common stock of the Company, in the event of Closing and following the Closing, the Board will consist of Joseph
J. Turek, currently the Chairman and President of Biometrics, Peter Keenan, President of the Company, Celia Schiffner, Chief Financial Officer of the Company and two additional persons designated pursuant to the Agreement by Mr. Turek, Michael Iveson and Katrina Champagne (collectively Mr. Turek, Mr. Iveson and Ms. Champagne, the "Biometrics Designees").

The approval by the Company's Board of Directors to the Agreement and the Merger contemplated thereby constitutes the requisite approvals under the NYBCL and the Company's bylaws to approve the Merger, and approval by the Company's stockholders is not required. The amendment to the Company's Certificate of
Incorporation: (i) changing the name of the Company from "Villageworld.com, Inc." to "Biometrics 2000 Corporation"; and (ii) increasing the Company's authorized capital to 400,000,000 shares of common stock, $0.001 par value per share, has been approved by the Company's Board of Directors and consented to by stockholders of the Company representing 58% of the issued and outstanding common stock of the Company. Accordingly, none of the actions described in this Information Statement will be submitted for a vote to the stockholders of the Company.

The Company prepared this notice on its own behalf, except that the Biometrics Designees provided all the information herein regarding themselves.

MATERIAL  TERMS  OF  THE  MERGER

On October 29, 2003, Villageworld.com, Inc., a New York corporation (the "Company"); Biometrics 2000 Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("BAC"); Biometrics 2000.com Corporation, a Florida corporation ("Biometrics") and certain shareholders of Biometrics as follows: Joseph Turek ("Turek"); Randy Wheeler ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and David Kern ("Kern" and together with Turek, Wheeler, Iveson and Polidoro collectively, jointly and severally, the "Sellers"), entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement was approved by the Board of Directors of each of the Company and BAC on October 29, 2003 and will become effective following the satisfaction or waiver of the conditions precedent set forth in the Agreement or at such other date as the Company and Biometrics shall agree (the "Closing"), but in no event shall the Closing occur earlier than twenty (20) days before this Information Statement shall have been mailed to the Company's stockholders of record on the record date established therefor (February 6, 2004).

Upon the terms and subject to the conditions set forth in the Agreement and in accordance with New York Law, Biometrics will be merged with and into BAC (the
"Merger"), with BAC as the surviving corporation of the Merger. As a result of the Merger, the outstanding shares of capital stock of Biometrics will be converted or canceled in the manner provided by the Agreement, the separate corporate existence of Biometrics shall cease, and BAC shall continue unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

In connection with the Merger, the Company will issue to the current shareholders of Biometrics (the "Biometrics Shareholders") that number of shares of common stock of the Company as shall represent 55% of the issued and outstanding shares of common stock of the Company on a fully-diluted basis, after giving effect to the Merger (the "Merger Shares").

There are currently 25,000,000 shares of Biometrics common stock issued and outstanding. There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company. Accordingly, to entitle the existing holders of Biometrics common stock to own 55% of the fully-diluted Company shares, it is anticipated that the Company will issue 7.36967 shares of common stock of the Company in the Merger for each outstanding share of Biometrics common stock, as a result of which the existing holders of Biometrics equity securities shall be entitled to receive an aggregate of 184,241,810
Merger Shares resulting in the Biometrics Shareholders acquiring voting and dispositive control of the Company's shares of common stock.

Stockholders of the Company representing 58% of all of the issued and outstanding common stock of the Company have, in connection with the transactions and developments contemplated by the Agreement, executed a written consent to approve and adopt a resolution authorizing an amendment to the Company's Certificate of Incorporation: (i) changing the name of the Company to "Biometrics 2000 Corporation"; and (ii) increasing the Company's authorized capital to 400,000,000 shares of common stock, $0.001 par value per share. Pursuant to the NYBCL, the Company is hereby notifying its stockholders of the approval of the name change and the increase in share capital to be effectuated upon Closing and, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C which will be mailed to all stockholders of record as of the record date established therefor (February 6, 2004).

The  terms  of  the  Agreement  are  more  fully  described  below.

TERMS  OF  THE  AGREEMENT

The following discussion summarizes the material terms of the Agreement, a copy of which is attached to this Information Statement as Appendix A and incorporated herein by reference and made an integral part hereof. Stockholders of the Company are urged to read the Agreement carefully as it is the legal document that governs the Merger.

     The  Merger.          Subject to the terms and conditions of the Agreement,
all of the Biometrics stockholders will convey all of their shares of common stock of Biometrics to the Company, in consideration for the right to receive the Merger Shares of the Company. As a result of the Merger, the outstanding shares of capital stock of Biometrics will be converted or canceled in the manner provided by the Agreement, the separate corporate existence of Biometrics shall cease, and BAC (a wholly owned subsidiary of the Company) shall continue unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

Following the Merger, the Company will: (i) change its corporate name to "Biometrics 2000 Corporation"; and (ii) increase its authorized capital stock to 400,000,000 shares of common stock, $0.001 par value per share.

     Closing.          The  Closing  will  take  place at a mutually agreed upon
time after the satisfaction or waiver of the conditions set forth in the Agreement.

     Effective  Date.          The  effective date of the Merger (the closing of
the  transactions  contemplated  by  the  Agreement).

     Certificate of Incorporation and Bylaws of the Company Following the Merger.

The Certificate of Incorporation and Bylaws of the Company, as in effect at the Effective Time and except as amended as described in this Information Statement (name change and increase in authorized share capital), will be the Certificate of Incorporation and Bylaws, respectively, of the Company following the Merger.

     Directors  and  Officers  of the Company Following the Merger.          The
Agreement provides that certain of the directors and officers of the Company shall be replaced by the Biometrics Designees at Closing. The Directors of the Company following the merger shall be Peter J. Keenan, Joseph J. Turek, Celia I. Schiffner, Michael R. Iveson and Katrina Champagne. The Officers of the Company following the merger shall be Joseph J. Turek, President, Peter J. Keenan, Vice President, Celia I. Schiffner, Chief Financial Officer, and Katrina Champagne, Secretary.

     Representations and Warranties. The Agreement contains various representations and warranties of the Company and Biometrics. The Company represents and warrants to Biometrics as to, among other things: (i) capital structure; (ii) SEC filings; and (iii) financial statements. Biometrics represents and warrants to the Company as to, among other things: (i) capital structure; (ii) financial statements; (iii) intellectual property; (iv) employee related matters; (v) absence of certain adverse changes; (vi) litigation; (vii) material contracts, and (viii) liabilities or claims. All representations and warranties in the Agreement shall survive the Closing for a period of twelve
(12)  months  from  the  Effective  Date.

     Certain Covenants of the Parties. Pursuant to the Agreement, the Company has agreed, among other things, that in the event that the Company files a registration statement with the Securities and Exchange Commission following the Closing of the transactions contemplated by the Agreement, the Company will offer to the holders of the Merger Shares the opportunity to include the Merger Shares for registration in such registration statement.

     Indemnification. The Company has agreed to indemnify Biometrics and its shareholders from any losses, claims, damages or expenses incurred as a result of any breaches of the Agreement by the Company (which indemnification shall survive the Merger Closing). Similarly, Biometrics and certain shareholders of Biometrics (as defined earlier in this Information Statement as the "Sellers") have agreed to indemnify the Company from any losses, claims, damages or expenses incurred as a result of any breaches of the Agreement by Biometrics (which indemnification shall survive the Merger Closing). The Sellers shall not be obligated to make any payment for indemnification in excess of the value of the Merger Shares and each Seller has and reserves the right to transfer the Merger Shares to fulfill all or a portion of any indemnity obligation.

In addition, subject to the terms and conditions of the Agreement, each of the parties has agreed to: (i) keep confidential all information furnished in connection with the Merger, (ii) promptly inform the other parties of the occurrence of certain events, and (iii) use reasonable best efforts to effectuate the Merger.

     Conditions to the Merger. The obligations of the Company and Biometrics to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of a number of conditions, including but not limited to the following:

(a) Each of the representations and warranties of the Company, BAC, the Sellers and Biometrics, as applicable, set forth in the Agreement shall have been true and correct in all material respects as of the date of the Agreement and as of the Closing Date; and

(b) The Company, BAC, the Sellers and Biometrics, as applicable, shall have performed in all material respects all obligations required to be performed by it under the Agreement at or prior to the Closing Date.

     Termination.          In  the event the Closing of this Agreement shall not
take place due to breach of or failure to meet any condition, then any non-breaching or non-failing party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

Since no action is being taken in connection with the currently outstanding shares of the Company's common stock, no gain or loss is anticipated to be recognized by the Company's stockholders in connection with the Merger.

It is expected that the issuance of the Merger Shares to the shareholder of Biometrics will be tax-free to such shareholders. Accordingly, the aggregate tax basis of Biometrics' assets after the Merger will equal the aggregate tax basis of the shares of Biometrics common stock in the hands of the shareholders of Biometrics immediately prior to the Merger.

ACCOUNTING  TREATMENT  OF  THE  MERGER

The transaction is expected to be accounted for as a reverse acquisition in which Biometrics is the accounting acquiror as Biometrics' former shareholders will receive a majority of the issued and outstanding stock of the Company as a result of the closing of the transaction. The Company is the legal acquiror as the Company is not a merging entity (BAC, a subsidiary of the Company is merging with Biometrics). The management of Biometrics will be a combination of the management of Biometrics and the Company. The Business of the Company following the consummation of the Merger will consist of continuing and advancing the business of Biometrics (the prior business of the Company has ceased in October
2003). Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a charge to expense in the statement of operations.

APPRAISAL  RIGHTS

Under New York law, the state in which the Company is incorporated, the Company is not required to provide its stockholders with a right of appraisal in any matter to which this Information Statement relates and stockholders are accordingly not provided with such right. Stockholders of the Company have no right to dissent from the actions to be taken pursuant to the written consent of stockholders of the Company representing a majority of the common stock of the Company issued and outstanding.

INTERESTS  OF  CERTAIN  PERSONS  IN  THE  MERGER

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the amendment to the Company's Certificate of Incorporation set forth herein, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests.

FEDERAL  SECURITIES  LAW  CONSEQUENCES

The Merger Shares to be issued to the owners of Biometrics in consideration for the cancellation and conversion of their shares of common stock of Biometrics pursuant to the Merger will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and Regulation D of the Securities Act.

The Merger Shares are deemed "restricted stock" and will bear a legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

Pursuant to the Agreement, the Company has agreed, among other things, that in the event that the Company files a registration statement with the Securities and Exchange Commission following the Closing of the transactions contemplated by the Agreement, the Company will offer to the holders of the Merger Shares the opportunity to include the Merger Shares for registration in such registration statement.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth ownership information as of the Record Date (February 6, 2004) and immediately following the closing of the Merger, with respect to: (i) each current director or executive officer of the Company; (ii) each current director and executive officer of Biometrics who will be a director and officer of the Company following the closing of the Merger; (iii) all directors and executive officers of the Company as a group, prior to the closing of the Merger and following the closing of the Merger; and (iii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding voting securities of the Company. As of the Record Date, there were 147,597,632 shares of common stock issued and outstanding and no shares of preferred stock outstanding. Immediately following Merger Closing, there will be 331,839,442 shares of common stock issued and outstanding and no shares of preferred stock outstanding. Each share of common stock is entitled to one vote.




                                           Number of
                                           Shares of       Number of Shares of
                                         Common Stock          Common Stock      Percent of Common
Name and Address                      Beneficially Owned    Beneficially Owned      Stock Issued
of Beneficial                           Prior to Merger      Following Merger     Following Merger
Owner (1)                                 Closing(2)            Closing(3)           Closing(3)
------------------------------------  -------------------  --------------------  ------------------

Peter J. Keenan. . . . . . . . . . .        19,973,149(4)            19,973,149               6.02%
Hector M. Gavilla. . . . . . . . . .        15,680,762(5)            15,680,762               4.73%
Eli Levi . . . . . . . . . . . . . .        15,475,045(6)            15,475,045               4.66%
Roberta Levi.. . . . . . . . . . . .        15,475,045(6)            15,475,045               4.66%
Hector P. Gavilla. . . . . . . . . .        13,288,034               13,288,034               4.00%
Moshe Schwartz . . . . . . . . . . .             5,646(7)                 5,646                  *
Celia Schiffner. . . . . . . . . . .            45,000(8)                45,000                  *
Joseph J. Turek. . . . . . . . . . .                 -0-             37,000,588              11.16%
Michael R. Iveson. . . . . . . . . .                 -0-             14,582,594               4.40%
Katrina Champagne. . . . . . . . . .                 -0-             20,954,824               6.32%
Directors and Officers as a group(9)          61,385,183             92,556,155              27.89%

(*)     Less  than  1%

(1) The address for Eli Levi, Roberta Levi and Hector P. Gavilla is c/o Advanced Testing Technologies, Inc., 110 Ricefield Lane, Hauppauge NY 11788. The address for Peter J. Keenan, Hector M. Gavilla, Moshe Schwartz and Celia Schiffner is at the Company's offices, 110 Ricefield Lane Hauppauge NY 11788. The address for Joseph J. Turek, Michael R. Iveson and Katrina Champagne is at Biometrics' offices, 120 Carando Drive, Springfield, MA 01104.

(2) The number of shares of Common Stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which such person or entity has the right to acquire within sixty days after the record date. The inclusion herein of any shares deemed beneficially owned does not constitute an admission by such person of beneficial ownership of such shares. The information is based upon information furnished by the person listed.

(3) Assumes the closing of the transactions contemplated by the Merger Agreement which includes the issuance of 184,241,810 shares of common stock to the shareholders of Biometrics with a total of 331,839,442 shares of common stock of the Company issued and outstanding.

(4) Includes 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Keenan.

(5) Includes 9,034,606 shares of Common Stock owned by Mr. Gavilla and 6,644,156 shares of Common Stock held by Mr. Gavilla, as custodian for Alexander
F. Gavilla, Mr. Gavilla's minor son. Also includes 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Gavilla. Hector M. Gavilla is the father of Hector P. Gavilla.

(6) Includes 580,928 shares of Common Stock owned by Roberta Levi and 580,928 shares of Common Stock owned by Eli Levi. Eli and Roberta Levi are husband and wife. Also includes 469,719 shares of Common Stock held by Roberta Levi, as custodian for Shari Levi, Mr. and Mrs. Eli Levi's minor daughter. David
A. Levi and Dr. Steven Levi are sons of Eli and Roberta Levi. Does not include 469,719 shares of Common Stock owned by Susan Levi, daughter of Eli and Roberta Levi, beneficial ownership of which is disclaimed.

(7) Consists of 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Schwartz.

(8) Consists of 45,000 shares of Common Stock issuable upon the exercise of options held by Ms. Schiffner.

(9) Prior to the closing of the transactions contemplated by the Merger Agreement, includes those securities deemed to be beneficially owned by Hector
M. Gavilla, Peter J. Keenan, David A. Levi, Moshe Schwartz and Celia Schiffner. Following the closing of the transactions contemplated by the Merger Agreement, includes those securities deemed to be beneficially owned by Peter J. Keenan, Celia I. Schiffner, Joseph J. Turek, Michael Iveson and Katrina Champagne.

                             BUSINESS OF THE COMPANY

GENERAL

As of October 15, 2003, the Company's subsidiaries, VillageNet, Inc. and Intelligent Computer Solutions, Inc. have ceased operations in preparation for the consummation of the merger of Biometrics 2000 Corporation ("Biometrics") into the Company's wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"). The Company is continuing work on certain consulting projects; however, it is anticipated that the operations of the Company following the consummation of the merger will consist of continuing and advancing the business of Biometrics 2000 Corporation, the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software.

TRADEMARKS  AND  SERVICE  MARKS

Our service marks "Village World " and "Village Net " are registered with the United States Patent and Trademark Office. Our trademark "VillageWorld.com " is registered with the United States Patent and Trademark Office.

EMPLOYEES

We presently employ three (3) people, two of whom are our Executive Officers. None of our employees are represented by a union. We believe our relationships with our employees are satisfactory.

LITIGATION

In December 2003, a judgment was issued against the Company and ICS in the amount of $41,640.00 plus interest and collection costs for breach of contract, goods sold and delivered and other related relief by Sandata Home Health
Systems, Inc.   The  Company  has  accrued  $41,640  for  this  judgment.

On September 20, 2002, VillageWorld was named as the defendant in a breach of contract complaint brought by UltraStar Entertainment, LLC. The complaint, presently pending in New York County Supreme Court, asserts damages of not less than $220,000, plus costs and interest, arising from the Company's alleged failure to deliver a certain software package as specified in the related agreement between the parties as well as the Company's alleged failure to pay over certain monies to the plaintiff. The Company has accrued $111,195 for the breach of contract complaint although management does not believe that any significant loss to the Company will result. No trial date has been scheduled.

In July 2003, Graybar Electric Company filed a $5,101 summons and complaint against ICS. Graybar is one of ICS's vendors and complaint asserts a claim for restitution for various materials needed to complete sales jobs purchased by ICS plus interest and penalties. The Company has accrued the amount of $4,330 for this summons. Neither depositions nor a trial date have been scheduled.

In May 2003 there was a $4,247 judgment filed against Village World/ Big City Bagels by Kemper Insurance Companies for an outstanding balance plus interest on a Worker's Compensation Insurance policy that was in effect from November 29, 1999 through November 29, 2000. The Company has accrued $5,000 for this judgment.

In April 2002, the Company's subsidiary, ICS, was named as the defendant in a breach of contract complaint brought by Metro-North Commuter Railroad, which had ordered computer equipment pursuant to a fixed bid. The complaint specified damages of $91,052 plus costs. The company has not accrued any money for this complaint because management does not believe that any significant loss to the Company will result. No trial date has been scheduled.

The landlord of the office facilities leased by the Company has obtained a judgment on the Company for past due rent, interest and legal costs and fees amounting to $38,100. On September 1, 2003, the Company has been released from its lease on Suite 1B. On October 15, 2003, the Company has been released from its lease on Suite 1A. No further expense will be incurred as of those dates, although the Company is still liable for past due rent. The Company has accrued money for the past due rent in the amount of $20,481.

The Company is involved in other various legal proceedings and claims incident to the normal conduct of its business. The Company believes that such legal proceedings and claims, individually and in the aggregate, are not likely to have a material adverse effect on its financial position or results of operations.

CORPORATE  INFORMATION

We were incorporated in New York on December 14, 1992 under the name Big City Bagels, Inc. On July 1, 1999, Big City Bagels, Inc. consummated the transactions contemplated by an Agreement and Plan of Reorganization and Merger with Intelligent Computer Solutions, Inc. ("ICS"), VillageNet, Inc. ("VillageNet") and each of the shareholders of those two companies, dated May 21, 1999 and as amended on June 28, 1999. The agreement provided for the merger of Big City Bagels with and into ICS and VillageNet, respectively, and for ICS and
VillageNet to be the surviving corporations continuing as wholly-owned subsidiaries of the Company. On December 30, 1999, we changed our name to VillageWorld.com, Inc. Our principal executive offices are located at 110 Ricefield Lane Hauppauge NY 11788. The Company's telephone number is (631) 231-2070 and our fax number is (631) 231-2046. We also maintain an Internet site at www.villageworld.com. Information contained on our web site is not, and should not be deemed to be, a part of this Information Statement on Form 14C.

RECENT  EVENTS

On December 31, 2003, a note in the amount of $1,100,139 including accrued interest, was due to a related party. The note was not paid. The Company and the related party note-holder are in discussions to extend the maturity date of the note. In the event that the maturity date of the note is not extended, the note is payable on the demand of the related party note-holder. If demand is made on the note, the Company may be forced to liquidate.

On September 18, 2003, pursuant to the written election of the holders, the Company issued 44,252,344 shares of Common Stock to the holders of Class B Preferred Stock in conversion of all of the issued and outstanding Class B Preferred Stock. Pursuant to the Amended and Restated Certificate of Incorporation of the Company, the Class B Preferred Stock converts into shares of Common Stock of the Company upon the election of the holders of the Class B Preferred Stock.

On September 1, 2003, Dr. Steven Levi and David A. Levi, members of the Board of Directors of the Company, resigned from their positions on the Board of the Company.

On February 5, 2003, the Company made a stock grant not pursuant to any Company plan of 550,000 shares of Common Stock to an employee and consultant of the Company.

The landlord of the office facilities leased by the Company has obtained a judgment on the Company for past due rent, interest and legal costs and fees amounting to $38,100.

The Company has entered into a verbal sub-lease agreement for one of its leased office suites with one of its customers. The sub-lease period is from September 1, 2003 to January 31, 2005, at an annual rent equal to the Company's obligations with respect to such suite pursuant to the Company's lease agreement including rent (together with annual 4% increases), real estate tax escalations and utilities.

COMMON  STOCK
During the fiscal year 2002 and up to May 29, 2003, the Company's Common Stock traded on the over-the-counter electronic bulletin board. The price ranges presented below represent the highest and lowest quoted sales prices during each quarter for 2002 reported by Nasdaq. On May 29, 2003, the Company was delisted from the over-the-counter electronic bulletin board due to its failure to remain current with its filings required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended. For the period beginning of May 30, 2003 to October 28, 2003, the Company's Common Stock has been listed on the NQB Pink Sheets under the symbol "VILW.PK". Since October 29, 2003 the Company has been listed on the over-the-counter electronic bulletin board. The quotes represent prices between dealers and do not reflect mark-ups, markdowns or commissions and therefore may not necessarily represent actual transactions.


Year          Period                  Sales Information
-----         -------------           -----------------
                                     High. . . . .  Low
                                    ------          ---
 2002       1st Quarter .           $ 0.29        $ 0.11
            2nd Quarter .           $ 0.27        $ 0.10
            3rd Quarter .           $ 0.15        $ 0.04
            4th Quarter             $ 0.12        $ 0.01
 2003       1st Quarter             $ 0.035       $ 0.01
            2nd Quarter .           $ 0.03        $0.005
            3rd Quarter .           $ 0.20        $ 0.01
            4th Quarter             $.0.13        $0.07

As reported by the Nasdaq OTC Bulletin Board, on January 29, 2004 the closing price of the Common Stock was $0.13 per share.
There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company. At January 2, 2004 there were approximately 115 holders of record of Common Stock. We believe there is in excess of 500 beneficial owners of our Common Stock, most of whose shares are held in street name.

The Company has never paid or declared a dividend on its common stock. The Company intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends the Company pays in the future, if any, will be in the discretion of the Board and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF VILLAGEWORLD

The following discussion and analysis should be read in conjunction with the Company's financial statements and the notes thereto appearing elsewhere in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that such results or trends will necessarily continue in the future. This report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from the statements that constitute forward-looking statements as a result of various factors.

NATURE  OF  BUSINESS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

VillageWorld.Com, Inc., provided community-oriented Internet access under private labels and installed, maintained and serviced computer network systems consisting of full hardware and proprietary software solutions until October 15, 2003. On that date, October 15, 2003, the Company's two principal subsidiaries, VillageNet, Inc. ("VillageNet") and Intelligent Computer Solutions, Inc. ("ICS") ceased its operations. VillageNet is no longer providing Internet on-line services, electronic mail software, computing support, web hosting or internet access. ICS is no longer offering full service system integration, Internet solutions, or Local and Wide Area Network installations. All intercompany balances and transactions are eliminated in consolidation. The Company considers itself to operate in one business segment; such segment comprises one business reporting unit.

On September 8, 2003, the Company executed a letter of intent with Biometrics 2000 Corporation ("Biometrics") to merge Biometrics with a subsidiary of the Company. Pursuant to the letter of intent, if the proposed merger is consummated, the shareholders of Biometrics will be issued shares of common stock of the Company in such an amount as to equal approximately fifty-five percent (55%) of the issued and outstanding common stock of the Company at such time. The closing of the transaction is subject to certain conditions including but not limited to the negotiation and execution of a definitive merger agreement by the Company and Biometrics. If the proposed merger is effected, the merged companies will seek to expand their business with the goal of returning to profitability.

The Company believes that ceasing operations of Villagenet and ICS will allow then to conserve cash and focus on its new direction of high tech security solutions. Biometrics was founded in 2000 is a Springfield Ma based developer and reseller of biometric products for access control. The identification and security products that it develops recognize people through their unique characteristics such as fingerprints. Fingerprint readers solve the significant problems associated with traditional access methods from a security standpoint. Fingerprint technology also will also be preferred in the future over other methods such as smart cards, magnetic stripe cards and conventional keys all of which can be lost or stolen.

Failure of the merger to take place would cease the Company's operations. There is no guarantee that the proposed transaction will be consummated.

Basis of Financial Statement Presentation - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company had net losses of $166,275 in 2002 and $1,120,146 in 2001. At December 31, 2002, the Company has a working capital deficit of $1,802,497 and a current ratio of 0.19 to 1. Moreover, the Company has an extremely tight cash position. The Company's operating losses and current financial position raise substantial doubt as to its ability to continue as a going concern.

A.     Use  of  Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

B.     Cash  and  Cash  Equivalents:

The Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents.

C.     Accounts  Receivable  and  Concentration  of  Credit  Risk:

The Company sold its services and products to school districts, businesses, church and other non-profit groups and individuals concentrated in the Long
Island and New York City area. The Company also provided internet services nationwide to individuals, payment for which is made in advance through credit cards. Billings on the Company's RSAF project were invoiced to its affiliate.

D.     Allowance  for  Doubtful  Accounts:

          The Company historically has had little incidence of uncollectible trade receivables. However during fiscal 2002, the Company provided an additional allowance for doubtful accounts of $110,499 for fiscal 2002 for two customers. At December 31, 2002, this reserve constituted 100% of the customers' account receivable balance and increased the Company's total allowance for doubtful accounts to $115,499.

E.     Inventory:

     Inventory is stated at the lower of cost, determined on the first-in, first-out basis, or market.

F.     Fixed  Assets  and  Depreciation:

     Fixed assets are stated at cost, less accumulated depreciation. The fair value of assets acquired in business combinations is recognized as the new cost basis. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets, which range from five to seven years.

G.     Goodwill:

The aggregate excess of cost over the fair values of the assets acquired is recorded as goodwill. For all periods through December 31, 2001, goodwill was amortized to operations over an estimated useful life of ten years. Effective January 1, 2002, the accounting for goodwill was changed significantly in accordance with Statement of Financial Accounting Standards No. 142; goodwill is no longer periodically amortized and the method of testing for impairment also changed. Through December 31, 2002, the Company tested the recoverability of its goodwill in accordance with Statement of Financial Accounting Standards No.
142. Under such standard, a review is made whenever changed circumstances and situations indicate that the carrying amount of goodwill may not be recoverable. If the projected, undiscounted cash flows related to goodwill are less than its carrying amount, a write-down to fair value is made and an equivalent impairment loss is recognized. Application of this method at December 31, 2002 resulted in a write-down of goodwill $1,480,443.

H.     Deferred  Income:

Payments received in advance of the related services being provided are reported as deferred income.

I.     Balance  Sheet  Classification  of  Accrued  Class  C  Preferred  Stock
Dividends:

The Company pays dividends on its Class C Preferred Stock in kind (in common stock) only when such Class C stock is converted into common. Since the accrued liability for these preferred dividends is satisfied by the issuance of other equity securities, the liability is classified as long-term in accordance with Statement of Financial Accounting Standards No. 6.

RECENT  ACCOUNTING  PRONOUNCEMENTS:

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and portions of Accounting Principles Bulletin Opinion 30, "Reporting the Results of Operations." This Standard provides a Single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value or carrying amount. This Standard also requires expected future operating losses from discontinued operations to be displayed in the period(s) in which the losses are incurred, rather than as of the measurement date as previously required. The provisions of this Standard are not expected to have a significant effect on the Company's financial position or operating results.




SELECTED FINANCIAL DATA
                                                                        Year Ended December 31,
                                                                      -------------------------
RESULTS OF OPERATIONS:                                                   2002                 20001
                                                               -------------------------  -------------
Total revenues. . . . . . . . . . . . . . . . . . . . . . . .  $              3,350,434   $  3,911,503
Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . .               ($1,730,438)   ($1,120,146)
Net loss attributable to common stockholders. . . . . . . . .               ($1,783,343)   ($1,182,457)
Basic and diluted income (loss) per common share. . . . . . .                    ($0.01)        ($0.01)
-------------------------------------------------------------  -------------------------  -------------
Weighted average common shares outstanding, giving effect
 to the conversion of all Class B Preferred Stock outstanding                94,142,084     90,937,739
-------------------------------------------------------------  -------------------------  -------------

YEAR-END FINANCIAL POSITION:
-------------------------------------------------------------
Working capital deficit . . . . . . . . . . . . . . . . . . .               ($1,886,217)
Total assets. . . . . . . . . . . . . . . . . . . . . . . . .  $                821,412
Total liabilities . . . . . . . . . . . . . . . . . . . . . .  $              2,233,735
Stockholdersequity. . . . . . . . . . . . . . . . . . . . . .  $                 64,624


RESULTS  OF  OPERATIONS
-----------------------

YEAR  ENDED  DECEMBER  31,  2002  COMPARED  TO  YEAR  ENDED  DECEMBER  31,  2001

The Company's total revenues decreased by $561,069, or 14.3%, to $3,350,434 for the year ended December 31, 2002 from $3,911,503 for the year ended December 31, 2001. This decline in total revenues represents the decrease in subscription revenues, which comprised 50.2% of total revenue in 2002 compared to 54.8% in 2001. Subscription service revenue fell by $460,640, or 21.5%, to $1,681,084 for 2002 from $2,141,727 one year ago. The reason for the large decline, as disclosed in previous quarters filings, was that effective June 30, 2002 Ultrastar Internet Services LLC (Ultrastar) ceased to be a customer of the Company. Ultrastar was the Company's largest customer and accounted for $1,101,085 of subscription revenue or 32.9% of total revenue for 2002 as compared to $1,312,370 of subscription revenue or 33.6% of the Company's total revenue in 2001. On September 20, 2002, Ultrastar commenced an action against the Company, asserting breach of contract and non-payment of certain monies. The Company believes such action to be totally without merit. (See Note 10B to the Condensed Consolidated Financial Statements and Part II, Item I, "Legal Proceedings').

Hardware sales decreased by $706,140, or 62.1%, to $431,177 in 2002. This trend was present throughout 2002, reflecting a slowdown in capital expenditures by the Company's customers, consistent with the economy as a whole. Hardware sales have always been one of the highest cost components of the Company's revenues and the Company does not expect a significant change in this downward trend in the foreseeable future, although the Company has seen recent indications of a slow recovery in its domestic networking business, which is principally with local school districts. During 2002, the Company's emphasis had been on installation, maintenance and consulting services, which are more profitable. Maintenance and consulting revenues decreased for the year by $7,053, or 2.5%, to $280,470 while installation services substantially increased by $680,801, or 247.4%, to $956,028 in 2002, reflecting eight monthly payments of $100,000 each received through August 2002 on two verbal overseas contracts with AID, a related company. Both contracts have been completed and both the Company and

AID are seeking additional projects, for which various bids are outstanding, but for which no contracts have been awarded.

Other revenues were insignificant in 2002, reflecting a decrease of $68,037, or 97.6% to $1,675 from $69,712. In 2001, these revenues were principally from the sale of CD roms.

Cost of sales was $1,950,052, representing 58.2% of total revenue for the year ended December 31, 2002, compared to $2,877,954, representing 73.6% of total revenues for the year ended December 31, 2001. Cost of sales of VillageNet was $1,368,731, or 82% of related revenues for 2002, compared to $1,877,143, or 84.9%, one year ago. Cost of sales of ICS was $581,321, or 34.6% of hardware sales, installation services and maintenance/consulting for 2002 compared to $1,000,802, or 58.9%, one year ago. The large increase in gross margin as a percentage of sales for ICS reflects the significantly greater mark-up earned by the Company on its labor-based maintenance, installation and consulting services compared to hardware sales and the relative mix of ICS's revenues.

Total gross margin increased by $366,824 or 35.5%, to $1,400,382 in twelve months of 2002 from $1,033,558 one year ago. As a percentage of sales, this measure increased by 15.4% to 41.8% from 26.4%.

Selling, general and administrative expenses (SG&A) were $3,026,263 in 2002, an increase of $1,206,871, or 66.3%, from $1,819,392 in 2001. This increase was principally applicable to the loss of impairment for goodwill. In accordance with Statement of Financial Accounting Standards No. 142 ("SFAS No. 142"), effective January 1, 2002, goodwill is no longer systematically amortized to operations, but is subject to periodic tests for impairment. SFAS No. 142 prescribes a two-step impairment test, the first step to determine the existence of impairment and the second, if applicable, to measure the impairment amount. Based upon these tests, the Company took an impairment loss for its goodwill of $1,480,443. (See Note 2S to the consolidated financial statements). In addition there was a decrease in payroll and related benefits of $325,417 or 29.7%, to $770,037 in 2002 from $1,095,454 in 2001. Of the total SG&A expenses,
$426,353 is attributable to VillageNet and $1,035,747 is attributable to ICS for 2002, compared to $443,251 and $1,376,141, one year ago. As a percentage of sales, SG&A expenses were 43.6% in 2002 and 46.5% in 2001.

Interest expense was $104,557 in 2002, an increase of $7,637, or 7.9%, from $96,920 in 2001. The increase was attributable to the higher average amount outstanding on the Company's loans payable to related parties, as well as certain late payment finance charges incurred on the Company's trade payables. Reported interest expense on related party loans includes interest imputed to reflect a fair interest rate on certain non-interest bearing and below market rate loans. (See Note 5 to the consolidated financial statements).

Pre-tax loss for the year ended December 31, 2002 was $1,730,438 compared to a pre-tax loss of $1,120,146 for the year ended December 31, 2001, an increase of $610,292. This 54.6% decline reflects the increase in gross profit of $366,824 and the increase in the ratio of SG&A expenses to the gross profit by 40.1% from 176% in 2001 to 216.1% in 2002, as well as the cessation of the periodic amortization of goodwill, which amounted to $237,392 in 2001.

Preferred stock dividends were $52,905 in 2002 as compared to $62,311 in 2001. Net loss attributable to common stockholders was accordingly $1,783,343 in the current year and $1,182,457 last year. Loss per share were nil in the current period while the loss last year on an equivalent per share basis was $.01.

On a pro-forma basis, giving retroactive effect to the adoption of SFAS No. 142 and the cessation of amortization of goodwill, net loss for the twelve months in 2001 would have been $1,120,146 and a net loss attributable to common shareholders for such period would have been $1,182,457. Therefore the pro-forma improvement in the net loss and the net loss attributable to common shareholders for the current period would have been $953,871 and $933,277, respectively. The per share results on a pro-forma basis would have been unchanged.

Liquidity  and  Capital  Resources

Cash at December 31, 2002, all of which is maintained at the same bank, was overdrawn by $4,856 compared to a cash balance of $91,064 at December 31, 2001, a decrease of $95,920. This decrease in cash was primarily attributable to the Company's reducing its trade, commissions, and other accounts payables as well as the completion of the two overseas contracts in August 2002 for which the Company was paid $100,000 per month for the first eight months of the year 2002. On one day in November and seven days in December the Company incurred intra-month overdrafts on one of its checking accounts maintained at its bank, the highest amount overdrawn was $18,247 in November. However in the first seven months of 2003 the Company's cash position deteriorated. ICS had overdrafts in both its checking accounts on various dates during the period of January through July 2003. The highest amount overdrawn was $36,243, which occurred in June. June 2003 had the most number of days, a total of 26, that the account was overdrawn. During the same seven month period, VillageNet account was overdrawn one day in July for $723. Village World checking account was overdrawn for two days in March 2003, $1,999 being the high overdraft amount. In May 2003 there was a $4,247 judgment filed against Village World/ Big City Bagels by Kemper Insurance Companies for an outstanding balance plus interest on a Worker's Compensation Insurance policy that was in effect from November 29, 1999 through November 29, 2000. The Village World checking account has been frozen until the judgment is satisfied. In July 2003, Graybar Electric Company filed a $5,101 judgment against ICS. Graybar is one of ICS's vendors and the amount of the judgment is for various materials needed to complete sales jobs purchased by ICS plus interest and penalties. (See additional litigations pending in note 7E)

Accounts receivable decreased by $144,673 to $258,896 at December 31 2002 from $403,569 at December 31, 2001. Partially the decrease, $51,893 is attributable to the loss of the Company's customer Ultrastar. The money due from Ultrastar to VillageNet was for fees associated with Gaithernet, one of their private label ISP's for annual subscribers. These monies ceased to be a receivable when Ultrastar terminated its contract with the Company June 30, 2002. In the last quarter 2002, one of the Company's customers filed Chapter 11 of the Bankruptcy Code. In accordance with this information, the Company increased its bad debt allowance for the entire amount, $83,720 owed by this customer to the Company.

Inventory decreased by $10,479 to $14,587 at December 31, 2002 from $25,066 at December 31, 2001. The decrease in inventory is directly related to a decrease in hardware inventory purchases due to the slowdown in hardware sales since March 2001.

Prepaid expenses and other current assets decreased by $16,112 to $74,035 at December 31, 2002 from $90,147 at December 31, 2001, primarily due to the refund of E-rate money to one of the Company's school district customers. E-rate money is a program set up by the federal government to help fund schools and libraries for internet and technology services. A reimbursement check was received by the Company and remitted to customers after services were rendered.

Accounts payable and accrued expenses decreased by $16,661 to $824,268 at December 31, 2002 from $841,856 at December 31, 2001. The Company applied much of its available cash flow to reduce current payables during the year. However, the Company is past due with many of its vendors as a result of its extremely tight cash position.

Commissions payable, related to the Company's Internet hosting service revenues, decreased by $71,993 to $111,195 at December 31, 2002 from $183,188 at December 31, 2001, reflecting the decreases in related revenues.

Deferred Income decreased by $154,043 to $64,633 at December 31, 2002 from $218,676 at December 31, 2001, principally attributable to the termination of the Ultrastar contract.

Notes and loans payable increased by $78,974 to $1,228,783 at December 31, 2002 from $1,149,809 at December 31, 2001, primarily reflecting additional borrowings of $55,500 from a related party in October 2002. Loans payable to related parties total $1,036,065 inclusive of accrued interest are due on demand. Notes payable to the bank remain unchanged at $192,718 at December 31, 2002. Borrowings under the line, which has been extended until October 31, 2003, may not presently exceed $200,000.

At December 31, 2002, the Company had a working capital deficit of $1,886,217, an increase of $102,534 from the $1,783,683 working capital deficit on December 31, 2001. The large working capital deficit raises the question of the Company's continuation as a going concern. Included in the working capital deficit is $1,036,065 of related party debt, presently due upon demand. Given the Company's extremely tight cash position and inability to secure additional funding, the Company has not been able to restructure this debt.

Operating activities used cash of $143,812 for the year ended December 31, 2002 compared to $656,416 used for the same period one year ago. Non-cash items totaled $142,753 in 2002, of which depreciation and amortization comprised $71,010, compared to total non-cash items of $364,354 in 2001, including depreciation and amortization of $313,340.

For the year ended December 31, 2002, investing activities provided $4,107 compared to $604 provided one year ago. Substantially all of the change was due to refunds of security deposits received by Company from the landlord and utility company in 2002.

Financing activities provided cash of $48,641 for the 2002 period, principally due to net advances from related party. Bank loan proceeds and related party loans provided the majority of the $475,844 in 2001.

In June of 2002, at the Company's annual meeting of shareholders, the Company's 2002 Stock Award & Incentive Plan was ratified. A total of 200,000 shares of common stock were reserved and available for grant under the 2002 Plan. In February 2003, a total of 225,000 outright share grants of common stock were issued in satisfaction for certain current expense obligations. In addition, on the same date, the Company awarded a total of 250,000 options to its employees.

THREE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO THREE MONTHS ENDED SEPTEMBER 30, 2002:

For the three months ended September 30, 2003, total revenues decreased $292,395, or 50.7%, to $284,298 from $576,693 one year ago, as sales continue to decline.

Installation, maintenance and consulting service revenues decreased by $233,094, or 69.8%, to $100,948 in the 2003 third quarter from $334,042 one year ago. This decrease was principally due to the Company's sub-contracting work on the RSAF Prince Sultan Air Force Base computer network upgrade project in Saudi Arabia, pursuant to a verbal agreement. Two monthly contract-related payments of $100,000 each were received during the third quarter 2002. The contracts ended on August 2002.

Hardware sales fell by $68,910 or 57.4%, to $51,093, in the third quarter of 2003 from $120,003 in the third quarter one year ago. This decrease continues the past trend of lower hardware sales. Given the Company's extremely tight cash position, it has been difficult for the Company to get credit lines approved to purchase hardware. Hardware sales have traditionally been a low margin item and the Company focused on its higher margin consulting, installation and maintenance services.

Subscription revenues increased by $3,424, or 2.8%, to $125,892 in the 2003 third quarter from $122,468 one year ago.

Other revenues were increased $6,185 to $6,365 in three months ended September 30, 2003 from $180 in the same period last year due entirely to the rental income received by the Company for subletting a part of the Company's office space.

Cost of sales was $26,302, representing 9.5% of total revenue for the three months ended September 30, 2003, compared to $259,652, constituting 45% of total revenues for the same period one year ago, reflecting the lower proportion this year of expenditures from its subscription service sales. Cost of sales of VillageNet was $3,629, or 2.9% of revenues for the third quarter of 2003, compared to $73,840, comprising 60.2% of related revenues one year ago. This increase in margin reflects certain economies of scale associated with high subscription revenues. Cost of sales of ICS was $22,673 or 14.6% of hardware sales, installation services and maintenance/consulting for the three months ended September 30, 2003, compared to $185,812, or 40.9%, one year ago. The decrease in these costs as a percentage of sales for ICS reflects the greater mark-up earned by the Company on its much-increased labor-based maintenance, installation and consulting services.

Consolidated gross margin decreased by $59,045, or 18.6%, to $257,996 in the third Quarter of 2003 from $317,041 one year ago. As a percentage of sales, this measure increased by 35.7% to 90.7% from 55%.

Selling, general and administrative expenses ("SG&A") were $281,023 for the quarter ended September 30, 2003, a decrease of $60,908, or 17.8%, from $341,931 one year ago. Payroll and related benefits, which comprise the largest single item in this expense classification, decreased in this category by $81,074, or 39.7% to $122,975 in 2003 from $204,049 in 2002. Also, there was a $7,905, or
25.6% decrease in rent costs to $22,924 in the third quarter 2003 from $30,829 last year. The Company had maintained three spaces at its current location. In September 2002 when the lease terminated, the Company did not renew the lease with respect to the warehouse space. Associated with less rental space was a decline in utility and telephone costs in the third quarter 2003 of $7,652, or 46.6% to $8,776 from $16,428 one year ago. As a percentage of sales, SG&A costs increased by 35% to 94.3% in the 2003 third quarter from 59.3% in 2002. Of the total SG&A expenses in the quarter ended September 2003, $109,472, or 86.8% of sales, was for VillageNet and $171,551, or 108.4% of sales, was for ICS, compared to $88,743 and $253,188, 72.4% and 55.8% of sales, respectively, for the quarter ended September 2002.

Interest expense increased by $1,328, or 5.7%, to $24,778 for the quarter ended September 30, 2003 from $23,450 one year ago. In this expense category, are vendor late charges, incurred by the Company as an unavoidable consequence of its tight cash position. The Company has been working closely with its vendors to keep such late charges to a minimum. Also included, is interest on the Company's bank debt, which incurs interest at 2% over the bank's prime rate. Interest is also incurred on the Company's related party debt. Although a portion of such debt bears no or below market interest rates, the Company imputes interest expense up to a fair market value therefor, 7.5% per annum for the applicable periods.

Due to the Company's current financial position, it has ceased the operations of its two subsidiaries on October 15, 2003. As of that date, the Company faced the threat of eviction for back rent money owed (see Legal Proceedings, Part II, item 1), abandoned its location at 620 Johnson Avenue Bohemia, New York 11716, also abandoning its assets of machinery and equipment and furniture and fixtures. The Company has also abandoned its equipment at the collocation facilities it rented in Brentwood, New York, and the two collocation facilities in New York City. These collocation facilities housed the equipment necessary for internet connections. The Company owed its vendors back money and the equipment would not be released without payment (See Note 2). There is a $110,373 loss on the abandonment of assets and a $12,853 loss of discontinued operations.

Total costs and expenses decreased by $169,706 or 27.29%, to $455,327 in the third quarter 2003 from $625,033 one year ago, but increased as a percentage of total sales by 51.8% to 160.2% in the quarter ended September 2003 from 108.4% in the quarter ended September 2002.

Net loss for the 2003 third quarter was $170,029 compared to a net loss for the 2002 quarter of $48,340 a decline of $122,689. There were no preferred stock dividends in the third quarter of 2003 as compared to $13,167 in the 2002 quarter. Net loss applicable to common stockholders was accordingly $170,029 in the 2003 third quarter compared to a net loss applicable to common stockholders of $61,507 in the corresponding quarter of 2002, an increase of $109,522. As equivalent weighted average common shares outstanding exceeded 90,000,000 shares in both periods, earnings (loss) per common share was less than $.01 in both the current and the prior year quarters.

NINE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 2002

The Company's total revenues decreased $2,421,114, or 78.8% to $652,233 for the nine months ended September 30, 2003 from $3,073,347 for the corresponding period of 2002. This revenue decline was partly due to the decrease in VillageNet's subscription service revenue of $1,299,319, or 80.7%, to $310,552 for the nine months ended September 30, 2003 from $1,609,871 one year ago. This decrease in subscription service revenue was primarily applicable to a single customer, Ultrastar, for whom the Company provided Private Label Internet hosting and related services. Ultrastar terminated their contract with VillageNet on June 30, 2002 and is no longer a customer as the Company had disclosed in prior periodic filings. Ultrastar accounted for $1,097,932, or 68.2% of subscription revenues in the nine months 2002.

ICS's total revenues decreased by $1,121,176, or 76.7% to $340,874 for the current year-to-date period from $1,462,050 one year ago. Of the total revenues for ICS, installation, maintenance and consulting revenues fell by $859,001 or 76.1% to $270,065 in nine months ended September 30, 2003 from $1,126,066 in the same period last year. The decrease was principally due to the completion of the Company's subcontracting work on the RSAF Prince Sultan Air Force Base computer network upgrade project in Saudi Arabia in August 2002. The Company had received $800,000 in the first nine months of 2002 for its work on this project.

Hardware sales decreased by $264,673 or 79.5% to $68,311 for the nine months ended September 30, 2003, from $332,984 one year ago, continuing the trend of prior quarters and reflecting a slowdown in capital expenditures by the Company's domestic customers, consistent with the economy as a whole. Hardware sales have always been one of the higher cost components of the Company's revenues.

Cost of sales was $184,194, representing 28.2% of total revenue for the nine months ended September 30, 2003, compared to $1,787,514, representing 58.2% of total revenues for the year-to-date period one year ago. Cost of sales of VillageNet was $128,461 or 54.1% of related revenues, compared to $1,323,285, or 82.2% of sales one year ago. Cost of sales of ICS was $55,733, or 16.9% of hardware sales, installation services and maintenance/consulting for the nine months ended September 30, 2003 compared to $464,229 or 31.8%, one year ago.

Total gross margin decreased by $817,794, or 63.6%, to $468,039 in the nine months ended September 30, 2003 from $1,285,833 one year ago. As a percentage of sales, this measure increased by 30% to 71.8% from 41.8%.

Selling, general and administrative expenses ("SG&A") were $723,165 for the nine months ended September 30, 2003, a decrease of $431,079, or 37.3%, from $1,154,244 for the year-to-date period one year ago.

This decrease was primarily attributable to a decrease in payroll and related benefits of $283,962, or 42%, to $392,365 in 2003 from $676,327 in 2002. Of the total SG&A expenses for the current nine months, $266,236 is attributable to VillageNet and $456,928 is attributable to ICS compared to $324,552 and $829,692 for the corresponding period one year ago. As a percentage of sales, total SG&A expenses were 110.9 and 37.6% for the nine months ended September 30, 2003 and 2002, respectively. For VillageNet, these percentages were 85.5% this year and 20.2% last year and for ICS they were 134% or the nine months ended September 30, 2003 and 56.7% or the nine months ended September 30, 2002.

Total interest expense decreased slightly by $1,116 to $77,907 for the nine months ended September 30, 2003 compared to $79,023 or the nine months ended September 30, 2002. Included in this expense category are certain vendor late charges, incurred by the Company as an unavoidable consequence of its tight cash position. The Company has been working closely with its vendors to keep such late charges to a minimum. Interest is also incurred on the Company's related party debt. Although a portion of such debt bears no or below market interest rates, the Company imputes interest expense up to a fair market value therefor, 7.5% per annum for the applicable periods.

Due to the Company's current financial position, it has ceased the operations of its two subsidiaries on October 15, 2003. As of that date, the Company faced the threat of eviction for back rent money owed (see Legal Proceedings, Part II, item 1), abandoned its location at 620 Johnson Avenue Bohemia, New York 11716, also abandoning its assets of machinery and equipment and furniture and fixtures. The Company has also abandoned its equipment at the collocation facilities it rented in Brentwood, New York, and the two collocation facilities in New York City. These collocation facilities housed the equipment necessary for internet connections. The Company owed its vendors back money and the equipment would not be released without payment (See Note 2). There is a $110,373 loss on the abandonment of assets and $12,853 loss of discontinued operations. The combined loss of $123,226 represents 18.9% of sales for the nine months ended September 30, 2003.

Total costs and expenses decreased by $1,912,289, or 63.3%, to $1,108,492 in the nine months ended September 30, 2003 from $3,020,781 one year ago but increased as a percentage of total sales by 71.7% to 170% or the nine months ended September 30, 2003 from 98.3% or the nine months ended September 30, 2002.

Pre-tax loss for the nine months ended September 30, 2003 was $456,259, representing 70% of sales, compared to a pre-tax income of $52,566 constituting 1.7% of sales one year ago. The decline reflects the decrease in gross profit of $817,794 and the increase in the ratio of SG&A expenses to gross profit by 64.7% from 89.8% for the nine months ended September 30, 2002 to 154.5% for the nine months ended September 30, 2003.

As a result of recent changes in the tax law applicable to corporate minimum taxable income in connection with the utilization of net operating tax loss carry-forwards, the Company estimates its effective tax rate for fiscal 2003 will be zero, irrespective of its results for the rest of the year, given its tax loss carry-forward of approximately $3,300,000 as of the beginning of fiscal 2003.

Net loss for the nine month period ended September 30, 2003 was $456,259 compared to a net income in the prior period of $52,566, a decline of $508,825. No preferred stock dividends were paid in the nine months ended September 30, 2003 as compared to $39,739 one year ago. Net loss applicable to common stockholders was accordingly $456,259 in the nine months ended September 30, 2003 compared to a net income applicable to common stockholders of $12,827, in the corresponding period last year, a loss of $469,086. Earnings per share were nil in the nine months ended September 30, 2003, as well as the nine months ended September 30, 2002.

Liquidity  and  Capital  Resources

Cash at September 30, 2003, all of which is maintained at the same bank, had a $4,348 increase overdraft to $9,204 compared to an overdraft of $4,856 at December 31, 2002. The first nine months of 2003 the Company's cash position deteriorated. ICS had overdraft in both its checking accounts on various dates during the period of January through October 2003. The highest amount overdrawn was $36,243, which occurred in June. August 2003 had the most number of days, a total of 27, that the account was overdrawn. During the same ten month period, VillageNet account was overdrawn one day in July, one day in August, eleven days in September and one day in October. The highest amount overdrawn was $4,887. Village World checking account was overdrawn for two days in March 2003, $1,999 being the high overdraft amount. In May 2003 there was a $4,247 judgment filed against Village World/Big City Bagels by Kemper Insurance Companies for an outstanding balance plus interest on a Worker's Compensation Insurance policy that was in effect from November 29, 1999 through November 29, 2000. The Village World checking account has been closed. In July 2003, Graybar Electric Company filed a $5,101 judgment against ICS. Graybar is one of ICS's vendors and the amount of the judgment is for various materials needed to complete sales jobs purchased by ICS plus interest and penalties. (See additional litigations pending in note 6)

Accounts receivable decreased by $55,559 to $203,337 at September 30, 2003 from $258,896 at December 31, 2002. The decrease reflects an overall reduction of sales and an increase in allowance for doubtful accounts.

Inventory decreased by $14,587 depleting all stock at September 30, 2003. The Company was able to utilize $11,149 of its inventory for hardware sales made in the third quarter of 2003. The balance of $3,438 was abandoned on October 15, 2003 when the Company moved out from its Bohemia office.

Prepaid expenses and other current assets decreased by $72,578 to $1,457 at September 30, 2003 from $74,035 at December 31, 2002, reflecting amortization of prepaid insurance and other routine reductions in the accounts therein.

Accounts payable and accrued expenses increased by $55,856 to $880,124 at September 30, 2003 from $824,268 at December 31, 2002 as the Company's cash position deteriorated.

Notes and loans payable increased by $41,416 to $1,270,199 at September 30, 2003 from $1,228,783 at December 31, 2002. The increase reflects interest accrued during the nine months ended September 30, 2003 on loans payable to related parties. Such loans, totaling $1,077,481, inclusive of accrued interest are due on demand. Notes payable to the bank remained unchanged at $192,718 at September 30, 2003. Borrowings under the line, which may not exceed $200,000, are due on demand; if no demand is made, payment of the outstanding balance is due on the maturity date of the line, October 31, 2003, subject to further renewal at the bank's option.

Operating activities required cash of $58,762 for the nine months ended September 30, 2003 compared to providing cash of $72,052 for the corresponding period one year ago.

For the first nine months of 2003, $17,321 was provided by investing activities compared to $1,612 provided one year ago. Of the $17,631 provided in 2003, a total of $16,709 was from utility and rent security deposits applied to reduce the amount owed to those vendors.

There was $41,416 provided for financing activities in the first nine months of 2003 as compared to the required cash of $14,979 for the first nine months of 2002, which was principally for payments made by the related party for the Company.

At September 30, 2003, the Company increased its working capital deficit by $241,07 to $2,127,288 from $1,886,217 at December 31, 2002. The large working capital deficit has halted operations of the Company's two principal subsidiaries, ICS and VillageNet on October 15, 2003. On September 8, 2003, the Company executed a letter of intent with Biometrics 2000 Corporation ("Biometrics") to merge Biometrics with a subsidiary of the Company (see Note
2). If the proposed merger is effected, the merged companies will seek to expand their business to profitability. Failure of the merger to take place would cease all operations of the Company. There is no guarantee that the proposed transaction will be consummated.

FINANCIAL  STATEMENTS

The report of the Company's Independent Auditor, the Company's financial statements for the year ended December 31, 2002 and notes to financial statements appear herein commencing on Page F-1. The unaudited financial statements of the Company for the nine month period ended September 30, 2003 and notes to financial statements appear herein commencing on Page FF-1.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

CONTROLS  AND  PROCEDURES

Within 90 days prior to the date of this report, the Company carried out an evaluation, under the supervision and with the participation of its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on this evaluation, the Company's principal executive officer and principal financial officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information required to be included in this quarterly report. It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

In addition, the Company reviewed its internal controls, and there have been no significant changes in those internal controls or in other factors that could significantly affect those controls subsequent to the date of their last evaluation.

                             BUSINESS OF BIOMETRICS

OVERVIEW

Biometrics 2000 Acquisition Corporation ("Biometrics") is a Florida corporation based in Massachusetts that specializes in the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software. It is also introducing patent pending, proprietary "live finger detection", technology, tactile sense scanning and vector matching algorithm techniques to its product line.

Biometrics products are amongst the most advanced, reliable and inexpensive systems using tactile scanners available today, giving it a competitive advantage over other products in the market. In or about May 2001, Biometrics was approved as one of three vendors of biometrics based access control products by Honeywell's ADI division, a national distributor of access control procedures. Their software incorporates a vector-matching algorithm that completely eliminates the need for storing an individual's actual fingerprint. As both the hardware and software can be easily integrated into existing installations, their products can add a greater level of security to existing installations without the high cost of replacing the entire existing system. Biometrics believes that it they are well positioned to become a major distributor of biometric products in this rapidly expanding segment of the electronic security market.

Joseph Turek, CEO of Biometrics, is a well respected advisor to the security industry, is President of the Security Industry Association, Chair of the Biometrics Industry Group and a member of the Homeland Security Group, which recommends standards to Congress on Homeland Security.

For the year ended December 31, 2002, Biometrics' total revenues were $196,022 which resulted in a net loss for the year of ($146,227). For the nine month period ended September 30, 2003, Biometrics' total revenues were $128,991 which resulted in a net loss for the nine month period ended September 30, 2003 of ($149,088).

BUSINESS  STRATEGY

Biometrics has the opportunity to leverage its core competencies to capture a leading position in a rapidly growing, but as yet underdeveloped, segment of the electronic security market by establishing a position in pre-existing distribution channels which are used for related products and accessories to Biometrics products. Biometrics seeks to become a leader in developing and delivering state-of-the-art biometric solutions for the physical access control segment of the Security Electronics Industry. Biometrics hardware and software applications include BioXTouch fingerprint readers and its Touch Device Management (TDM ) software control package. Biometrics will use its knowledge of the access control market and the long association of its management with the distribution channels to maximize the credibility and acceptance of its products from distributors and dealers who control the majority of sales into the market. Biometrics understands the installed base, has working knowledge of the available technology and an understanding of the potential role of biometric solutions for access control and related security functions.

COMPETITION

There are two major competitors in the biometric physical access control market, Bioscrypt and Identix. Identix has cut back on its physical access control product lines in favor of PC/Network and OEM Embedded solutions.

TRADEMARKS  AND  SERVICE  MARKS

Biometrics has not registered any marks with the United States Patent and Trademark Office.

EMPLOYEES

Biometrics presently employs two (2) people, each of whom are its Executive Officers. None of Biometrics' employees are represented by a union. Biometrics believes that its relationships with its employees is satisfactory.

LITIGATION

Federal Express, a service provider to Biometrics, has obtained a judgment on Biometrics for past due invoices, interest and legal costs and fees amounting to $4,692.78. Biometrics has been making monthly payments toward such judgment. The past due invoices are included in the accounts payable total, but Biometrics has not accrued money for the interest and legal fees.

Wayne Alarm Systems, Inc., a service provider to Biometrics, has obtained a judgment on Biometrics for past due invoices, interest and legal costs and fees amounting to $2,120.92. Biometrics has been making monthly payments toward such judgment. The past due invoices are included in the accounts payable total, but Biometrics has not accrued money for the interest and legal fees.

Alan Glasser has obtained a judgment on Biometrics in connection with a note to Biometrics in the amount of $33,081.67. The balance and interest on the note is included in the notes payable total, but Biometrics has not accrued money for the legal fees.

Biometrics is involved in other various legal proceedings and claims incident to the normal conduct of its business. Biometrics believes that such legal proceedings and claims, individually and in the aggregate, are not likely to have a material adverse effect on its financial position or results of operations.

CORPORATE  INFORMATION

Biometrics was incorporated in Florida on February 5, 1999. Its principal executive offices are located at 120 Carando Drive, Springfield, MA 01104. Biometrics' telephone number is (413) 736-9700. Biometrics' also maintain an Internet site at www.biometrics2000.com. Information contained on Biometrics' web site is not, and should not be deemed to be, a part of this Information Statement Form 14C.


COMMON  STOCK
There  is  no  public  trading  market  for  the  common  stock  of  Biometrics.

There are currently 25,000,000 shares of common stock of Biometrics issued and outstanding. At January 2, 2004 there were approximately 72 holders of record of common stock of Biometrics.

Biometrics has never paid or declared a dividend on its common stock. Biometrics intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends Biometrics pays in the future, if any, will be in the discretion of the Board and will depend upon Biometrics' earnings, capital requirements, financial condition and other relevant factors

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BIOMETRICS

The following discussion and analysis should be read in conjunction with Biometrics' condensed financial statements and the notes thereto appearing elsewhere in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that such results or trends will necessarily continue in the future. This report contains statements that constitute forward-looking statement. These include, among others things, statements about expectations of future revenues, cash flows and capital requirements. Forward-looking statements are subject to risks and uncertainties that may cause the company's results to differ materially from expectations. We caution you that forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from the statements that constitute forward-looking statements as a result of various factors.

NATURE  OF  BUSINESS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Business - Biometrics markets, resells and integrates biometric devices into existing electronic access control systems, time tracking systems, health care systems and data security systems. Biometrics is also a value-added re-seller and integrator of spread spectrum wireless transceivers for data transmission systems.

Basis of Financial Statement Presentation - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. For the fiscal years ended December 31, 2002 and 2001, Biometrics incurred net losses of $122,146 and $380,979 respectively. These factors indicate that Biometrics' continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing, and ultimately attain profitability. Management has supplied no information indicating that there are any committed sources of additional financing.

Use of Estimates - The preparation of Biometrics' financial statements in conformity with accounting principles generally accepted in the United States of America necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet dates. Estimates include reserves for accounts receivable and inventory, useful lives of equipment, accrued liabilities, and deferred income taxes.

RECENT  ACCOUNTING  PRONOUNCEMENTS:

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and portions of Accounting Principles Bulletin

Opinion 30, "Reporting the Results of Operations." This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value or carrying amount. This Standard also requires expected future operating losses from discontinued operations to be displayed in the period(s) in which the losses are incurred, rather than as of the measurement date as previously required. The provisions of this Standard are not expected to have a significant effect on the Company's financial position or operating results.

The following discussion and analysis should be read in conjunction with Biometrics' financial statements and the notes thereto. The discussion of results, causes and trends should not be construed to imply any conclusion that such results or trends will necessarily continue in the future.

SELECTED  FINANCIAL  DATA
-------------------------


                                                                Year Ended December 31,
                                                               ------------------------
RESULTS OF OPERATIONS:                                           2002                    2001
----------------------                                       --------------    ------------------

Total  Revenues                                                     $196,022             $137,161
Net Loss                                                           $(146,227)           $(380,979)
YEAR-END FINANCIAL POSITION:
Working capital deficit                                            $(334,492)
Total assets                                                         $47,189
Total Liabilities                                                   $378,765
Stockholders' deficit                                              $(331,576)


RESULTS  OF  OPERATIONS
-----------------------

YEAR  ENDED  DECEMBER  31,  2002  COMPARED  TO  YEAR  ENDED  DECEMBER  31,  2001

Biometrics' total revenues increased $58,861 or 42.9% to $196,022 for the year ended December 31, 2002 from $137,161 for the year ended December 31, 2001. The reason for the large increase is due to one time sales made to two of the Company's customers. During 2002, Biometrics made sales aggregating approximately $43,000 or 22% of its net sales to two customers. During 2001, Biometrics made sales aggregating approximately $122,000 or 78% of its net sales to five customers.

Cost of sales was $113,663 representing 58% of the total revenue for the year ended December 31, 2002, compared to $139,762 representing 101.9% of the total revenues for the year ended December 31, 2001. The increase in gross margin as a percentage of sales reflects higher sales in 2002 with consistent fixed production costs during 2002 and 2001.

Total gross margin increased by $84,960 or 32.7%, to $82,359 during 2002 from a deficit gross margin of $2,601 one year ago.

Operating expenses were $217,505 in 2002, a decrease of $158,873 or 42.2% from $376,378 in 2001. This decrease was applicable to the significant reduction in research and development costs and sales and marketing costs during 2002 as compared to 2001.

Interest expense was $11,081 for fiscal year 2002 and $2,000 in 2001. Interest expense has not been paid for either year. Interest was accrued in accordance to the note payable at 10% per annum.

Pre-tax loss for the year ended December 31, 2002 was $146,227 compared to a pre-tax loss of $380,979 for the year ended December 31, 2001, a decrease of $234,752. This 61.2% decrease reflects the increase in gross profit of $84,960.

Liquidity  and  Capital  Resources

Cash at December 31, 2002, was $6,389 compared to a cash balance of $9,533 at December 31, 2001, a decrease of $3,144.

Accounts receivable decreased by $7,225 to $7,672 at December 31, 2002 from $14,897 at December 31, 2001. The decrease was due to the faster turnover of receivables. Of the receivables at December 31, 2002 and December 31, 2001, approximately $4,000 and $25,000, respectively were from major customers.

Inventory decreased by $26,292 to $30,212 at December 31, 2002 from $56,504 at December 31, 2001. The decline was attributable to the timing of shipping customer orders and billing.

There were no deposits at December 31, 2002 compared to $3,540 at December 31, 2001 due to vacating the New Jersey office and using the rental deposit for the last month's rent.

Accounts payable and accrued expenses increased by $42,175 to $264,256 at December 31, 2002 from $222,081 at December 31, 2001. A significant portion of the increase is due to accrued professional fees. Due to Biometrics' tight cash position, it is past due with many of its vendors. Because of outstanding trade debts, Biometrics currently does business with a number of its suppliers on either a prepaid or cash on delivery basis. This inhibits Biometrics' ability to grow its distribution and overall business. If Biometrics can keep its accommodations with current creditors active in that they will continue to accept payment for new orders and partial payments over time for past debts, Biometrics can continue to operate with slow growth. However, if current creditors refuse to accept new orders and/or aggressively enforce past debts, Biometrics may be forced to cease operations and liquidate.

Notes payable increased by $56,410 to $114,509 at December 31, 2002 from $58,099 at December 31, 2001, primarily reflecting additional borrowings from shareholders. The notes payable to shareholders are non interest-bearing and are due upon demand.

At December 31, 2002, Biometrics had a working capital deficit of $334,492, an increase of $135,246 from the $199,246 working capital deficit at December 31, 2001.

Operating activities used cash of $64,554 for the year ended December 31, 2002 compared to $196,583 used the same period one year ago. Most of the change was attributed the decrease in the net loss.

For the year ended December 31, 2002, financing activities provided $61,410 compared to $196,099 provided at December 31, 2001. Substantially most of the change was due to issuance of common stock in 2001 of $158,000.

The factors indicate that Biometrics' continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing and ultimately attain profitability. Management has supplied no information indicating that there are any committed sources of additional funding.

Biometrics believes that it can sustain its current level of operations for the next three months. At that time, depending on a combination of factors including management's perceived growth in demand for its products, the advance of its technology and distribution channel receptiveness, Biometrics may need to seek additional funding ranging from $500,000 to $2,000,000. While there are no definite plans for how that capital will be raised, management anticipates that it will first look to private investor sources. If the additional capital is not raised at that time, Biometrics will attempt to sustain its operations at its then current level. If Biometrics is unable to sustain its operations, Biometrics may be forced to cease operations and liquidate.

NINE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 2002

Biometrics' total revenues increased $10,861 or 9.2% to $128,991 for the nine months ended September 30, 2003 from $118,130 for the same period ended September 30, 2002. The increase is due to the timing of sales and the shipment of goods to customers. During 2003 Biometrics made sales aggregating approximately  54%  of  its  net  sales  to  three  of  its  major  customers.

Cost of sales was $41,408 representing 32.1% of the total revenue for the nine months ended September 30, 2003, compared to $83,282 representing 70.5% of the total revenues for the same period in 2002. The increase in gross margin as a percentage of sales reflects higher sales in 2003 with consistent fixed production costs.

Total gross margin increased by $52,735 or 151.3%, to $87,583 in the first nine months of 2003 from a gross margin of $34,848 one year ago. As a percentage of sales, this measure increased by 38.4% to 67.9% from 29.5%.

Operating expenses were $234,671 for the first nine months in 2003, an increase of $134,121 or 133.4% from $100,550 in 2002. This increase was principally attributable to the increase in sales and marketing expense as well as increased legal and professional fee costs.

Interest expense for the nine months ended September 30, 2003 was $2,000 as compared to $8,250 in the first nine months of 2002. Interest expense has not been paid for either period. Interest was accrued in accordance to the note payable at 10% per annum.

Pre-tax loss for the year ended September 30, 2003 was $149,088 compared to a pre-tax loss of $67,202 for the year ended September 30, 2002 an increase of $81,886. This 121.9% increase reflects the increase in operating expenses of $134,121.

Liquidity  and  Capital  Resources

Cash at September 30, 2003, was $9,397 compared to a cash balance of $6,389 at December 31, 2002, an increase of $3,008.

Accounts receivable increased by $21,897 to $29,569 for the first nine months ended September 30, 2003 from $7,672 at December 31, 2002. This increase was attributable to the timing of customer invoices which were sent out at the end of the third quarter 2003. Of the receivables in 2003 and 2002, approximately $11,000 and $4,000, respectively were from major customers.

Inventory increased by $23,500 to $53,712 at September 30, 2003 from $30,212 at December 31, 2002. The increase was attributable to the timing of shipping customer orders and billing.

Accounts payable and accrued expenses increased by $96,501 or 36.5%, to $360,757 for nine months ended September 30, 2003 from $264,256 at December 31, 2002. A significant portion of the increase is due to legal and professional fees. Due to Biometrics' tight cash position, it is past due with many of its vendors. Because of outstanding trade debts, Biometrics currently does business with a number of its suppliers on either a prepaid or cash on delivery basis. This inhibits Biometrics' ability to grow its distribution and overall business. If Biometrics can keep its accommodations with current suppliers active in that they will continue to accept payment for new orders and partial payments over time for past debts, Biometrics can continue to operate with slow growth. However, if current suppliers refuse to accept new orders and/or aggressively enforce past debts, Biometrics may be forced to cease operations and liquidate.

Notes payable increased by $18,382 to $132,891 at September 30, 2003 from $114,509 at September 30, 2003, reflecting additional borrowings from shareholders. The notes payable to shareholders are non interest-bearing and are due upon demand.

At September 30, 2003, Biometrics had a working capital deficit of $400,970, an increase of $66,478 from the $334,492 working capital deficit on December 31, 2002. Biometrics' working capital deficit affects our ability to operate our business. Biometrics is past due with many of its vendors. Because of these outstanding trade debts, Biometrics currently does business with a number of its suppliers on either a prepaid or cash on delivery basis. This inhibits Biometrics' ability to operate our business. If current suppliers refuse to accept new orders and/or aggressively enforce past debts, Biometrics may be forced to cease operations and liquidate.

Operating activities required cash of $95,984 for the nine months ended September 30, 2003 compared to $39,458 required for the corresponding period one year ago. A $99,792 increase in accounts payable and accrued expenses were offset by increases to accounts receivable and inventory.

For the year ended September 30, 2003 financing activities provided $98,992 compared to $33,450 provided at September 30, 2002. Substantially most of the change was due to issuance of common stock in 2003 of $80,610.

The factors indicate that Biometrics' continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing and ultimately attain profitability. Management has supplied no information indicating that there are any committed sources of additional funding.

Biometrics believes that it can sustain its current level of operations for the next three months. At that time, depending on a combination of factors including management's perceived growth in demand for its products, the advance of its technology and distribution channel receptiveness, Biometrics may need to seek additional funding ranging from $500,000 to $2,000,000. While there are no definite plans for how that capital will be raised, management anticipates that it will first look to private investor sources. If the additional capital is not raised at that time, Biometrics will attempt to sustain its operations at its then current level. If Biometrics is unable to sustain its operations, Biometrics may be forced to cease operations and liquidate.

FINANCIAL  STATEMENTS

The report of the Biometrics' Independent Auditor, Biometrics' financial statements for the year ended December 31, 2002 and notes to financial statements appear herein commencing on Page FB-1. The unaudited financial statements of Biometrics for the nine month period ended September 30, 2003 and notes to financial statements appear herein commencing on Page FFB-1.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
None.

CONTROLS  AND  PROCEDURES

Within 90 days prior to the date of this report, Biometrics carried out an evaluation, under the supervision and with the participation of its principal executive officer and principal financial officer, of the effectiveness of the design and operation of Biometrics' disclosure controls and procedures. Based on this evaluation, Biometrics' principal executive officer and principal financial officer concluded that Biometrics' disclosure controls and procedures are effective in timely alerting them to material information required to be included in this quarterly report. It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

In addition, Biometrics reviewed its internal controls, and there have been no significant changes in those internal controls or in other factors that could significantly affect those controls subsequent to the date of their last evaluation.

UNAUDITED  PRO  FORMA  CONDENSED  FINANCIAL  STATEMENTS

The following unaudited pro forma condensed financial statements give effect to the proposed merger of Biometrics 2000.com Corporation and Biometrics Acquisition Corp., a wholly owned subsidiary of Villageworld, pursuant to the Merger Agreement.

The unaudited pro forma condensed financial statements are based on the respective historical financial statements and notes thereto of Villageworld and Biometrics. The unaudited pro forma condensed combined balance sheet assumes that the merger took place on September 30, 2003 and combines Villageworld's and Biometrics' September 30, 2003 balance sheets. Villageworld ceased operations on October 15,2003 in preparation of the merger with Biometrics. As a result, Biometrics will continue operating, and the historical statements of operations for Biometrics reflect the continuing impact of the merger transaction. Therefore, no pro forma statement of operations have been presented.

The transaction is expected to be accounted for as a reverse acquisition in which Biometrics is the accounting acquiror as Biometrics' former shareholders will receive a majority (55%) of the issued and outstanding stock of the Company as a result of the closing of the transaction. The Company is the legal acquiror as the Company is not a merging entity (BAC, a subsidiary of the Company is merging with Biometrics). The unaudited pro forma condensed combined financial statements have been prepared on the basis of assumptions described in the notes thereto. In the opinion of Villageworld and Biometrics, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made based on the proposed terms and structure of the merger.

The pro forma adjustments have been made solely for purposes of developing such pro forma information for illustrative purposes necessary to comply with the disclosure requirements and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

These unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and the related notes thereto of Villageworld and Biometrics which are included herein and Management's Discussion and Analysis of Financial Condition and Results of
Operations  with  respect  to  each  of  Villageworld  and  Biometrics.




VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
AT SEPTEMBER 30, 2003

                                                               VillageWorld.    Biometrics     Pro Forma     Pro Forma
                                                                    com          2,000          Adjustments      Total
------------------------------------------------------------  ---------------                -------------  -----------
ASSETS
Current Assets:
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -   $     9,397             -          9,397
Accounts receivable, net of. . . . . . . . . . . . . . . . .
 allowance for uncollectibles. . . . . . . . . . . . . . . .  $      203,337        29,569                      232,906
Inventory. . . . . . . . . . . . . . . . . . . . . . . . . .               -        53,712                       53,712
Prepaid expenses and other
 current assets. . . . . . . . . . . . . . . . . . . . . . .           1,457             -              -         1,457
                                                              ---------------  ------------  -------------  ------------
          Total Current Assets . . . . . . . . . . . . . . .         204,794        92,678              -       297,472


Fixed assets, net of
 accumulated depreciation . . . . . . . . . . . . . . . . .                -           916              -           916
Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . .         300,000             -       (300,000)B           -
                                                                           -             -              -             -
                                                              ---------------  ------------  -------------  ------------
          TOTAL. . . . . . . . . . . . . . . . . . . . . . .  $      504,794   $    93,594   $   (300,000)   $  298,388
                                                              ===============  ============  =============    ==========


LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Cash overdraft . . . . . . . . . . . . . . . . . . . . . . .  $        9,204   $         -              -         9,204
Note payable - bank. . . . . . . . . . . . . . . . . . . . .         192,718        20,000              -       212,718
Accounts payable and
 accrued expenses. . . . . . . . . . . . . . . . . . . . . .         880,124       360,757              -     1,240,881
Commissions payable. . . . . . . . . . . . . . . . . . . . .         111,195             -                      111,195
Deferred income. . . . . . . . . . . . . . . . . . . . . . .          61,360             -                       61,360
Loans payable, related parties . . . . . . . . . . . . . . .       1,077,481       112,891              -     1,190,372
                                                              ---------------  ------------  -------------  ------------
          Total Current Liabilities. . . . . . . . . . . . .       2,332,082       493,648              -     2,825,730
                                                              ---------------  ------------  -------------  ------------

          Total Liabilities. . . . . . . . . . . . . . . . .       2,332,082       493,648              -     2,825,730
                                                              ---------------  ------------  -------------  ------------

Commitments and Contingencies

Stockholders'  Deficiency:

Common stock; $.001 par value; 400,000,000 shares
authorized at September 30,2003; 331,904,721 shares issued.          147,663        25,000        159,242 A     331,905
Additional paid in capital . . . . . . . . . . . . . . . . .       6,097,359     1,169,710     (6,370,105)A    (896,964)
Accumulated deficit. . . . . . . . . . . . . . . . . . . . .      (8,004,791)   (1,594,764)     7,704,791 AB (1,894,764)
Stock subscription receivable. . . . . . . . . . . . . . . .          (2,895)                                    (2,895)
Treasury stock (65,279
 shares at cost) . . . . . . . . . . . . . . . . . . . . . .         (64,624)            -              -       (64,624)
                                                              ---------------  ------------  -------------  ------------
          Total stockholders' deficiency . . . . . . . . . .      (1,827,288)     (400,054)                  (2,527,342)
                                                              ---------------  ------------  -------------  ------------

          TOTAL. . . . . . . . . . . . . . . . . . . . . . .  $      504,794   $    93,594   $          -   $   298,388
                                                              ===============  ============  =============  ============




Notes:
(A) To record 184,241,810 shares of common stock issued in reverse merger to Biometrics2000.com shareholders
(B) Villageworld.com ceased doing business on October 15, 2003 in preparation of the merger with Biometrics 2000. In accordance with Statement of Financial Accounting Standards No. 142, it was determined that the ceasing of operations impairs the goodwill. A write-down of $300,000 is made with the equivalent impairment to equity. This adjustment does not effect a pro forma income statement as this is a non-recurring charge.

MANAGEMENT

     The following table sets forth certain information concerning the current directors and executive officers of Biometrics, who will become the directors and executive officers of the Company upon consummation of the Merger as well as the current directors and executive officers of the Company who will remain as directors and executive officers of the Company upon consummation of the Merger.

Joseph  J.  Turek               56     Chairman  of  the  Board  and  President
Peter  J.  Keenan               33     Vice  President  and  Director
Katrina  Champagne              31     Secretary  and  Director
Celia  I.  Schiffner            47     Treasurer,  Chief  Financial  Officer
                                       and Director
Michael  R.  Iveson             57     Director

DIRECTORS

Joseph J. Turek has served as President, Treasurer, Chief Executive Officer and Chairman of the Board of Biometrics since February 1999. Mr. Turek served as president of American Biometrics Corporation from March 1996 to November 1998. Mr. Turek received his BS in Electrical Engineering from University of Southern Mississippi while in the United States Air Force, his BS in Mechanical
Engineering form Western New England College and his MS in Electrical Engineering form Rensselaer Polytechnic Institute. Currently, Mr. Turek is Chairman of the Biometrics Industry Group, a director of the Security Industry Association, and a member of the Homeland Security Group, which is recommending biometric standards and specifications for access control devices to Congress and the Homeland Security Department. Following the consummation of the Merger, Mr. Turek will serve as President of the Company as well as Chairman of the Board of the Company.

Peter J. Keenan has served as President of our Company, as well as the President of ICS, since July 1999. From October 1994 to June 1996, Mr. Keenan was technical director of ICS. Since 1995, Mr. Keenan has also served as technical director of VillageNet. From September 1991 to October 1994, Mr. Keenan was employed by Advanced Testing Technologies, Inc. ("ATTI") as a purchasing agent. Following the consummation of the Merger, Mr. Keenan will serve as a member of the Board of the Company and Vice President of the Company.

Katrina Champagne has been employed by Biometrics since October 2000 as its executive secretary. Prior to employment by Biometrics, during the period of April 1998 to October 2000, Ms. Champagne was disabled and not employed. From January 1997 to April 1998, Ms. Champagne was employed as a Service Center Manager by Home Depot. Following the consummation of the Merger, Ms. Champagne will serve as a member of the Board of the Company and Secretary of the Company.

Celia I. Schiffner has been employed as the Company's Acting Treasurer and Chief Financial Officer since April 1, 2002. Previously, from January 2, 2001 Ms. Schiffner was employed by the Company as an Accounting Manager. From April 1997 until joining the Company, Ms. Schiffner served as the Controller of Montauk Rug and Carpet Corp. Following the consummation of the Merger, Ms. Schiffner will serve as a member of the Board of the Company and Treasurer and Chief Financial Officer of the Company.

Michael R. Iveson has served as a director of Biometrics from February 2001 to present. Currently (and since April 2002), Mr. Iveson is a Regional Vice

President of Weichert Real Estate Affiliates Company, a real estate franchisor. From January 1998 to April 2002, Mr. Iveson was the owner of I-Sales, a company which sold locks and other trade items to the hotel industry. Following the consummation of the Merger, Mr. Iveson will serve as a member of the Board of the Company.

No family relationships exist between any of the Company's directors or executive officers.

Our Board of Directors is elected at each annual meeting of shareholders. Each director holds office until his successor is duly elected and qualified or until his or her earlier resignation or removal. In March 1996, our predecessor adopted a 1996 Performance Equity Plan, which provides, in part, that on March 31 of each calendar year such plan is in effect, each of our directors are automatically awarded ten-year options to purchase 2,000 shares of common stock at an exercise price which is the fair market value of our common stock on such March 31. As of December 2002, 1996 Performance Equity Plan no longer has any shares available for grant. In June 2002, the Company's 2002 Stock Award and Incentive Plan was adopted and ratified. The 2002 Stock Award and Incentive Plan, as set forth below, carries forward the automatic annual grant of 2000 options to each director provided by the 1996 Plan. All of such options are immediately exercisable as of the date of grant. Other than the foregoing, our directors do not receive any fees or other compensation in connection with their services as directors.

EXECUTIVE  OFFICERS

Officers are elected annually by the Board of Directors and serve at their direction. All of our executive officers are also directors. Information with regard to Mr. Turek, Mr. Keenan, Ms. Champagne and Ms. Schiffner is set forth above under the heading "Directors."

COMMITTEES

The  Board  of  Directors  does  not  have  a  Compensation, Audit or Nominating
Committee, and the usual functions of such committees are performed by the entire Board of Directors.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

During  fiscal  2002,  the  Company  held no meetings of the Board of Directors.

COMPLIANCE   WITH  SECTION  16(A)  OF  THE  SECURITIES   EXCHANGE  ACT  OF  1934
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC.

Each of Peter J. Keenan, Hector M. Gavilla, David A. Levi, Dr. Steven Levi and Moshe Schwartz failed to file one Form 5 with respect to one transaction each in fiscal 2002. All of the foregoing individuals were officers, directors and/or beneficial owners of more than 10% of our common stock during 2002. For each of the five directors, the transaction not reported by them was the annual grant of 2,000 options under our 1996 Performance Equity Plan. Although not reported by these individuals, we reported all of these transactions in our Form 10-KSB for 2002 and again in our Form 10-QSB for the first quarter of fiscal 2002. Other than the foregoing, to the best of our knowledge, all other Forms 3, 4, and 5 required to be filed during the year ended December 31, 2002 were timely filed.

Except as set forth herein, no officer or director of the Company (current or following the consummation of the Merger as set forth above) has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

INDEMNIFICATION

The Company's Restated Certificate of Incorporation includes provisions to indemnify its officers and directors against damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the liability of such officers and directors shall only be indemnified if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Under the NYBCL, the Company may indemnify its officers and directors for various expenses and damages resulting from their acting in those capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to the officers, directors or persons controlling the Company pursuant to those provisions, counsel has informed the Company that, in the opinion of the Commission, indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

GENERAL

Pursuant to the terms of the Agreement, the Company shall: (i) change its name to "Biometrics 2000 Corporation"; and (ii) increase the authorized share capital of the Company to 400,000,000 shares of common stock, par value $0.001 per share; pursuant to an amendment to the Company's Restated Certificate of Incorporation (the "Amendment"). Stockholders of the Company representing 58% of the issued and outstanding shares of common stock have executed a written consent approving the Amendment, attached hereto as Appendix B.

Management of the Company believes that the new name, "Biometrics 2000 Corporation" will promote public recognition and more accurately reflect the Company's new business. The increase in the authorized capital of the Company is required in order to consummate the transactions contemplated by the Agreement. The amendment to the Restated Certificate of Incorporation as attached hereto as Appendix B will be filed with the Secretary of State of the State of New York upon the receipt by the Company of confirmation that the filing of the Articles of Merger by Biometrics with the Secretary of State of the State of Florida has been accepted and the Company has filed the Articles of Merger with the Secretary of State of the State of New York.

WHERE  YOU  CAN  FIND  MORE  INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements and other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. The company's filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.


By  order  of  the  Board  of  Directors,
/s/Peter  J.  Keenan
--------------------
Peter  J.  Keenan
Chairman  of  the  Board,  President
and  Principal  Executive  Officer

FINANCIAL  STATEMENTS  OF  VILLAGEWORLD
Index  to  Financial  Statements  of  Villageworld
--------------------------------------------------



Report of Independent Certified Accountant. . . . . . . . . . . . . . .  F-2
Consolidated Balance Sheets for the year ended December 31, 2002. . . .  F-3
Consolidated Statements of Operations for the years ended December 31,
2002 and 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-4
Consolidated Statements of Stockholders' Deficit for the years ended
 December 31, 2002 and 2001 . . . . . . . . . . . . . . . . . . . . . .  F-5 to F-6
Consolidated Statements of Cash Flows for the years ended December 31,
2002 and 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-7
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . .  F-8 to F-21

Unaudited Consolidated Balance Sheets for the nine month period ended
 September 30, 2003 and year ended December 31, 2002. . . . . . . . . .  FF-1
Unaudited Consolidated Statements of Operations for the nine month and three month periods ended September 30, 2003 and 2002. . . . . . .  FF-2
Unaudited Consolidated Statements of Stockholders' Deficit for the nine
 month periods ended September 30, 2003         . . . . . . . . . . . .  FF-3
Unaudited Consolidated Statement of Stockholders' Equity for
 the Nine Months Ended September 30, 2002 . . . . . . . . . . . . . . .  FF-4
Unaudited Consolidated Statements of Cash Flows for the nine month periods ended September 30, 2003 and 2002. . . . . . . . . . . . . . .  FF-5
Notes to Unaudited Financial Statements . . . . . . . . . . . . . . . .  FF-6 to FF-8


                                       F1

   INDEPENDENT  AUDITORS'  REPORT


BOARD  OF  DIRECTORS
VILLAGEWORLD.COM,  INC.
BOHEMIA,  NEW  YORK


     WE HAVE AUDITED THE ACCOMPANYING CONSOLIDATED BALANCE SHEET OF VILLAGEWORLD.COM, INC. AND SUBSIDIARIES AS OF DECEMBER 31, 2002 AND THE RELATED CONSOLIDATED STATEMENTS OF OPERATIONS, STOCKHOLDERS' DEFICIENCY AND CASH FLOWS FOR EACH OF THE YEARS IN THE TWO-YEAR PERIOD THEN ENDED. THESE CONSOLIDATED FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDITS.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM OUR AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE CONSOLIDATED FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE CONSOLIDATED FINANCIAL POSITION OF VILLAGEWORLD.COM, INC. AND SUBSIDIARIES AS OF DECEMBER 31, 2002 AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS FOR EACH OF THE YEARS IN THE TWO-YEAR PERIOD THEN ENDED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.

     THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ON THE BASIS OF A GOING CONCERN, WHICH CONTEMPLATES THE REALIZATION OF ASSETS AND THE SATISFACTION OF LIABILITIES IN THE NORMAL COURSE OF BUSINESS. AS SET FORTH IN SUCH FINANCIAL STATEMENTS AND FURTHER DISCUSSED IN NOTE 1B THERETO, THE COMPANY HAS SUSTAINED SIGNIFICANT LOSSES FROM OPERATIONS DURING THE LAST TWO YEARS AND HAS A SEVERE CASH SHORTAGE AND WORKING CAPITAL DEFICIT WITH CURRENT LIABILITIES APPROXIMATELY SIX TIMES THE AMOUNT OF ITS CURRENT ASSETS AT DECEMBER 31, 2002. THESE MATTERS RAISE SUBSTANTIAL DOUBT ABOUT THE COMPANY'S ABILITY TO CONTINUE AS A GOING CONCERN. MANAGEMENT'S PLANS IN REGARD TO THESE MATTERS ARE ALSO DESCRIBED IN
NOTE 1B. THE CONSOLIDATED FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY.

/S/  LAURENCE  ROTHBLATT  &  COMPANY
GREAT  NECK,  NEW  YORK
AUGUST  25,  2003

                                       F2


                     VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                December 31, 2002



ASSETS
Current Assets:
Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $         -
Accounts receivable, net of allowance. . . . . . . . .      258,896
 for doubtful accounts
Inventory. . . . . . . . . . . . . . . . . . . . . . .       14,587
Prepaid expenses and other current assets. . . . . . .       74,035
                                                        ------------
     Total Current Assets. . . . . . . . . . . . . . .      347,518


Fixed assets, net of accumulated depreciation. . . . .      156,573
Goodwill . . . . . . . . . . . . . . . . . . . . . . .      300,000
Other assets . . . . . . . . . . . . . . . . . . . . .       17,321
                                                        ------------
               TOTAL . . . . . . . . . . . . . . . . .  $   821,412
                                                        ============


LIABILITIES AND STOCKHOLDERS' Deficiency
Current liabilities:
Cash overdraft . . . . . . . . . . . . . . . . . . . .  $     4,856
Note payable - bank. . . . . . . . . . . . . . . . . .      192,718
Accounts payable and accrued expenses. . . . . . . . .      824,268
Commissions payable. . . . . . . . . . . . . . . . . .      111,195
Deferred income. . . . . . . . . . . . . . . . . . . .       64,633
Loans payable, related parties . . . . . . . . . . . .    1,036,065
                                                        ------------
     Total Current Liabilities . . . . . . . . . . . .    2,233,735


Accrued cumulative preferred stock dividends . . . . .            -
                                                        ------------
     Total Liabilities . . . . . . . . . . . . . . . .    2,233,735
                                                        ------------

Commitments and Contingencies. . . . . . . . . . . . .            -

Stockholders'  Deficiency:
Convertible Class B preferred stock; $.001 par value;
  1,000,000 shares authorized; 508,152 shares
  issued and outstanding . . . . . . . . . . . . . . .          508
Convertible Class C preferred stock; $.001 par value,
  non-voting; redeemable at $125; 25,000 shares
 authorized; 0 and 8,943 shares outstanding,
  respectively . . . . . . . . . . . . . . . . . . . .            -
Common stock; $.001 par value; 200,000,000 shares
 authorized; 77,337,935 and 23,481,030 shares issued,
  respectively . . . . . . . . . . . . . . . . . . . .       77,338
Additional paid in capital . . . . . . . . . . . . . .    6,125,907
Accumulated deficit. . . . . . . . . . . . . . . . . .   (7,548,532)
Stock subscription receivable. . . . . . . . . . . . .       (2,920)
Treasury stock (65,279 shares at cost) . . . . . . . .      (64,624)
                                                        ------------
     Total stockholders' deficiency. . . . . . . . . .   (1,412,323)
                                                        ------------

               TOTAL . . . . . . . . . . . . . . . . .  $   821,412
                                                        ============
                                                                  -

     The accompanying notes are an integral part of the financial statements.

                                       F3


                                          VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                          ---------------------------------------
                                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                           -------------------------------------



                                                                                          Year Ended December 31,
                                                                                              2002             2001
                                                                                   -----------------     ------------
REVENUES:
Subscription services. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $              1,681,084   $ 2,141,724
Hardware sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   431,177     1,137,317
Maintenance and consulting . . . . . . . . . . . . . . . . . . . . . . . . .                   280,470       287,523
Installation services. . . . . . . . . . . . . . . . . . . . . . . . . . . .                   956,028       275,227
Private label cd roms. . . . . . . . . . . . . . . . . . . . . . . . . . . .                         -             -
Other revenues . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,675        69,712
                                                                              -------------------------  ------------
          Total revenues . . . . . . . . . . . . . . . . . . . . . . . . . .                 3,350,434     3,911,503
                                                                              -------------------------  ------------

COSTS AND EXPENSES:
Cost of sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 1,950,052     2,877,945
Selling, general and administrative. . . . . . . . . . . . . . . . . . . . .                 1,545,820     1,819,392
Loss on impairment of goodwill                                                               1,480,443             -
Amortization of excess of cost over fair value
 of net assets acquired. . . . . . . . . . . . . . . . . . . . . . . . . . .                         -       237,392
Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   104,557        96,920
                                                                              -------------------------  ------------
          Total costs and expenses . . . . . . . . . . . . . . . . . . . . .                 5,080,872     5,031,649
                                                                              -------------------------  ------------

Pre-tax loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (1,730,438)   (1,120,146)
                                                                              -------------------------  ------------

Net loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (1,730,438)   (1,120,146)

Preferred stock dividends paid in-kind and accrued . . . . . . . . . . . . .                    52,905        62,311
                                                                              -------------------------  ------------

Net loss attributable to common stockholders . . . . . . . . . . . . . . . .  $             (1,783,343)  $(1,182,457)
                                                                              =========================  ============

Basic and diluted net loss per common share. . . . . . . . . . . . . . . . .  $                  (0.01)  $     (0.01)
                                                                              =========================  ============

Basic and diluted weighted average common
shares outstanding, giving effect
to the conversion to common stock of all Class B Preferred Stock outstanding                94,142,084    90,937,739
                                                                              =========================  ============


     The accompanying notes are an integral part of the financial statements.



                                       F4


                                      VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                CONSOLIDATED STATEMENT OF STOCKHOLDERS' Deficiency
                                       For the Year Ended December 31, 2002


                                                 Class B                     Class C
                                              Preferred Stock             Preferred Stock           Common Stock
                                              ----------------           -----------------          ------------
                                         Shares            Amount           Shares     Amount     Shares    Amount
                                    ----------------  -----------------  ------------  -------  ----------  -------
Balance, January 1, 2002 . . . . .          508,152   $       508          8,943    $   9       23,481,030  $  23,481

Conversion of preferred shares
 (first quarter) . . . . . . . . .                                          (166)       -         129,235         129

Conversion of preferred shares
 (fourth quarter) . . . . . . . . .                                       (8,777)      (9)      53,152,670     53,153

Issuance of shares for services. .                                                                 100,000        100

Issuance of shares for services
 (fourth quarter) . . . . . . . . .                                                                475,000        475

Exercise of nominal stock options

Accrued  cumulative dividends
 on preferred stock

Capital contribution imputed
 for interest expense

Net loss   . . . . . . . . . . . .                -             -              -        -               -           -
                                    ----------------  ------------   ------------  -------       ----------   -------

Balance December 31, 2002. . . . .          508,152   $       508              -    $   -       77,337,935  $  77,338
                                    ================  ===========      ==========   =======     ==========  =========

                                                  -                  -              -        -




                                     Additional                      Stock                                    Total
                                      Paid-In      Accumulated    Subscription       Treasury Stock       Stockholders'
                                                                                    ---------------
                                      Capital        Deficit       Receivable      Shares         Amount      Equity
                                    ------------  -------------  --------------  ----------  ------------  ------------
Balance, January 1, 2002 . . . . .  $ 5,947,786   $ (5,765,189)  $    (3,520)    (65,279)  $     (64,624)  $   138,451

Conversion of preferred shares
 (first quarter) . . . . . . . . .        2,100           (240)                                                  1,989

Conversion of preferred shares . .
 (fourth quarter) . . . . . . . . .     104,853                                                                157,997

Issuance of shares for services. .       15,900                                                                 16,000

Issuance of shares for services
 (fourth quarter) . . . . . . . . .      13,775                                                                 14,250

Exercise of nominal stock options.                                       600                                       600

Accrued  cumulative dividends
 on preferred stock. . . . . . . .                     (52,665)                                                (52,665)

Capital contribution imputed
 for interest expense. . . . . . .       41,493                                                                 41,493

Net loss   . . . . . . . . . . . .            -     (1,730,438)            -           -               -    (1,730,438)
                                    -----------   -------------  -------------  ----------  --------------  -----------

Balance December 31, 2002. . . . .  $ 6,125,907   $ (7,548,532)  $     (2,920)   (65,279)  $     (64,624)  $(1,412,323)
                                    ===========   =============  =============  ==========  =============  ============




     The accompanying notes are an integral part of the financial statements.




                                       F5


                                      VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                       For the Year Ended December 31, 2001


                                                 Class B                      Class C
                                                Preferred Stock           Preferred Stock           Common Stock
                                               ----------------          -----------------          ------------
                                        Shares            Amount           Shares     Amount     Shares       Amount
                                   ----------------  -----------------  ------------  -------  ----------    -------
Balance, January 1, 2001. . . . .          508,152   $       508         11,900    $    12     19,520,236  $  19,520

Conversion of preferred shares
 (first quarter). . .   . . . . .                                          (385)                  402,383        403

Conversion of preferred shares
 (second quarter) . . . . . . . .                                        (1,780)        (2)     1,707,114      1,707

Conversion of preferred shares
 (third quarter) . . . .  . . . .                                          (370)        (1)       393,936        394

Conversion of preferred shares
 (fourth quarter). . .  . . . . .                                          (422)         -        282,361        282

Shares issued for executive
 compensation . . . . . . . . . .                                                                 100,000        100

Shares issued for services. . . .                                                                  75,000         75

Shares sold in private placement.                                                               1,000,000      1,000

Accrued  cumulative dividends
 on preferred stock

Capital contribution imputed
 for interest expense

Net loss. . . . . . . . . . . . .                -             -              -        -                -          -
                                   ----------------  -----------------  --------   -------      ----------    -------

Balance, December 30, 2001. . . .          508,152   $       508          8,943    $   9       23,481,030     $23,481
                                   ================  ============   ============   ======     ============    =======







                                    Additional                     Stock                                     Total
                                     Paid-In      Accumulated    Subscription         Treasury Stock      Stockholders'
                                                                                     ---------------
                                     Capital        Deficit       Receivable        Shares        Amount     Equity
                                   ------------  -------------  --------------    ------------  ----------  --------
Balance, January 1, 2001. . . . .  $ 5,823,339   $ (4,582,732)  $    (2,520)      (65,279)  $   (64,624)  $ 1,193,503

Conversion of preferred shares
   (first quarter). . . . . . . .        2,123           (215)                                                  2,311

Conversion of preferred shares
 (second quarter) . . . . . . . .       13,812         (2,167)                                                 13,350

Conversion of preferred shares
  (third quarter) . . . . . . . .        3,169           (234)                                                  3,328

Conversion of preferred shares
  (fourth quarter). . . . . . . .        4,504           (179)                                                  4,607

Shares issued for executive
 compensation . . . . . . . . . .       10,900                       (1,000)                                   10,000

Shares issued for services. . . .        7,425                                                                  7,500

Shares sold in private placement.       49,000                                                                 50,000

Accrued  cumulative dividends
 on preferred stock . . . . . . .                     (59,516)                                                (59,516)

Capital contribution imputed
 for interest expense . . . . . .       33,514                                                                 33,514

Net loss. . . . . . . . . . . . .            -     (1,120,146)            -             -             -    (1,120,146)
                                   ------------  -------------  ------------  ------------  ------------  ------------

Balance, December 30, 2001. . . .  $ 5,947,786   $ (5,765,189)  $    (3,520)      (65,279)  $   (64,624)  $   138,451
                                   ============  =============  ============  ============  ============  ============



     The accompanying notes are an integral part of the financial statements.


                                       F6


                            VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                             CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                    Years Ended December 31,
                                                                     2002               2001
                                                               -------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss . . . . . . . . . . . . . . . . . . . . . .  $           (1,730,438)     $(1,120,146)
                                                      -----------------------     ------------

Adjustments to reconcile net loss to net cash
 used by operating activities:
  Depreciation and amortization. . . . . . . . . . .                  71,010          313,340
  Stock issued for compensation. . . . . . . . . . .                  30,250           17,500
  Interest expense accrued and imputed on
   related party loans . . . . . . . . . . . . . . .                  72,427           52,221
  Loss on impairment of goodwill . . . . . . . .                   1,480,443                -
  Bad debt provision . . . . . . . . . . . . . .                     110,499            5,000
  Decrease (increase) in:
      Accounts receivable. . . . . . . . . . . . . .                  34,174             (537)
      Inventory. . . . . . . . . . . . . . . . . . .                  10,479           24,806
      Prepaid expenses and other current assets. . .                  16,112          (28,791)
  Increase (decrease) in:
      Accounts payable and accrued expenses. . . . .                 (17,588)          50,338
      Commissions payable. . . . . . . . . . . . . .                 (71,993)          11,581
      Deferred income. . . . . . . . . . . . . . . .                (154,043)          18,272
      Other current liabilities. . . . . . . . . . .                   4,856                -
                                                      -----------------------     ------------
  Total adjustments. . . . . . . . . . . . . . . . .               1,586,626          463,730
                                                      -----------------------     ------------
  Net cash used by operating activities. . . . . . .                (143,812)        (656,416)
                                                      -----------------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Decrease (increase) in other assets. . . . . . . .                   4,107              604
                                                      -----------------------     ------------
Net cash provided (used) by investing activities . .                   4,107              604
                                                      -----------------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Note payable proceeds (repayments), net. . . . . .                       -           67,718
  Proceeds from private placements of common stock .                     600           50,000
  Proceeds of related party loans, net . . . . . . .                  48,041          358,126
                                                      -----------------------     ------------
Net cash provided by financing activities. . . . . .                  48,641          475,844
                                                      --------------------------  ------------

NET DECREASE IN CASH . . . . . . . . . . . . . . . .                    (91,064)     (179,968)
Cash, beginning of year. . . . . . . . . . . . . . .                     91,064       271,032
                                                      --------------------------  ------------
Cash, end of year. . . . . . . . . . . . . . . . . .  $                       -   $    91,064
                                                      ==========================  ============
                                                                              -             -
Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest . . . . . . . . . . . . . . . . . . . .                     32,132        42,531

Supplemental disclosures of non-cash investing and
 financing activities:
  Common stock issued for prepaid services/executive
   compensation. . . . . . . . . . . . . . . . . . .                     30,250        17,500
  Cumulative $6 Class C preferred stock dividend
   accrued/paid in-kind. . . . . . . . . . . . . . .                     52,905        62,311
  Capital contribution imputed for interest expense                      41,493        33,514



     The accompanying notes are an integral part of the financial statements.



                                       F7

                    VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  1  -  Organization  and  Basis  of  Presentation;  Going  Concern:

A.     Organization  and  Basis  of  Presentation:

VillageWorld.com, Inc. ("the Company") is the successor-consolidated entity formed by the merger on July 1, 1999, of Big City Bagels, Inc. ("Big City"), VillageNet, Inc. ("VillageNet") and Intelligent Computer Solutions, Inc. ("ICS"). VillageNet and ICS, which were affiliated by virtue of certain common management and ownership prior to the merger, were incorporated in New York on June 6, 1995 and October 21, 1994, respectively. Big City was incorporated in New York on December 21, 1992. After the merger, Big City, publicly held and the legally surviving parent company, changed its name to VillageWorld.com, Inc. As the former shareholders of VillageNet were issued a majority of the shares in the combined company, VillageNet recorded the transaction as a reverse acquisition of Big City and a forward acquisition of ICS. Before the merger, Big City determined to discontinue its bagel business; accordingly the purchase of Big City was recorded at the fair value of its net asset deficiency assumed by the Company. The purchase of ICS was recorded at $2,577,524, the fair value of the securities issued as consideration therefor; such fair value determination by the Company being in part based on the opinion of an independent appraiser. The excess of the securities issued to acquire ICS over the fair value of ICS's specifically identifiable assets, $2,373,923, was recorded as goodwill. (See Note 4)

The consolidated financial statements reflect the operations of VillageNet and ICS for all periods presented. In accordance with Accounting Principles Board Opinion No. 30, the results of the discontinued operations of Big City were accrued at the date of merger. In fiscal 2000, the Company completed the disposal of its bagel operations, closing its commissary, which supplied bagel products to franchise stores, and negotiating separation agreements with all but one franchisee. Resolution of the remaining matter is not expected to have a material effect on the Company's financial condition or results of operations. The Company provides, through its two principal subsidiaries, VillageNet and ICS, community-oriented internet access under private labels and installs, maintains and services computer network systems consisting of comprehensive hardware and proprietary software solutions. VillageNet provides internet on-line services, offering its subscribers a variety of services including electronic mail, software, computing support, and easy access to the internet. VillageNet provides small businesses with fully managed services that include internet connections, remote dial access and Web hosting services. ICS offers full service system integration, specializing in high-end computer networking infrastructures, internet solutions, and Local and Wide Area Network installations for commercial, industrial and military applications. All intercompany balances and transactions are eliminated in consolidation. The Company considers itself to operate in one business segment.

B.   Going  Concern:

Accounting principles generally accepted in the United States of America contemplate the realization of assets and satisfaction of liabilities in the normal course of business. The Company had net losses of $166,275 in 2002 and $1,120,146 in 2001. At December 31, 2002, the Company has a working capital deficit of $1,802,497 and a current ratio of 0.19 to 1. Moreover, the Company has an extremely tight cash position. The Company's operating losses and current financial position raise substantial doubt as to its ability to continue as a going concern.

In October 2001 the Company announced the final approval by the U.S. Air Force of a multi-million dollar contract to implement a local and wide area network solution for the Royal Saudi Air Force ("RSAF"). The contract was awarded to ATTI International Development, Inc. ("AID"), a related company, which sub-contracted a portion thereof to the Company pursuant to a verbal agreement. In December 2001 the Company began work on its portion of the initial contract. As of August 15, 2002, the Company had completed its work on such contract for which it received $600,000 and had also completed work on a second verbally agreed-to contract, for which it has received $300,000. AID has advised the Company it is hopeful of being awarded additional contracts on similar projects with the Saudi Arabian government, which would likely require the Company's work as a sub-contractor. Presently two such projects are being pursued, for low and medium to high eight figure amounts, respectively. It is not yet known what portion of these contracts, if eventually awarded to AID, would be sub-contracted to the Company; the Company's portion of the first completed contract comprised approximately 10%. The Company is also independently seeking additional contracts directly with he Saudi government. At present there

                                       F8

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  1  - Organization and Basis of Presentation; Going Concern: - (continued):

B.   Going  Concern:  -  (continued):
are two projects being pursued, for high seven and low to moderate eight figure amounts, respectively. There is no assurance that AID or the Company will be awarded any of these projects.

The Company was profitable in the first six months of fiscal 2002 although it had losses in the third and fourth fiscal quarters. The Company had net income of $52,566 for the nine months ended September 30, 2002. In order to operate as a going concern, the Company must consistently achieve profitable operations. Operations in the third and fourth quarters were, and future operations will be negatively affected by the loss in June of 2002 of the Company's largest customer for its internet on-line services, which customer accounted for $1,444,688 and $1,312,371 of sales for the six-month period ended June 30, 2002 and the year ended December 31, 2001, respectively. Such sales constituted approximately 47.8 and 33.6% of the Company's total sales for such periods. The gross costs historically associated with this customer are approximately 85%. The Company must also restructure its related party debt to insure its long-term viability. Management is hopeful it will be successful in restructuring its related party debt, in connection with any additional overseas networking projects being awarded, either to AID, or directly to the Company, as discussed above, and that the high-profit networking revenues therefrom will largely offset the loss of the internet customer. However, no assurances regarding any of these matters can be given, including the continued availability of related party loans.

However, the Company must also attain profitable operations to insure its long-term viability. Management believes it will be successful in these endeavors, but no assurances can be given in this regard. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. (See Note 12A).


Note  2  -  Summary  of  Significant  Accounting  Policies:

A.     Use  of  Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

B.     Cash  and  Cash  Equivalents:

The Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents.

                                       F9

                     VillageWorld.com, Inc. and Subsidiaries
                     ---------------------------------------
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  2  -  Summary  of  Significant  Accounting  Policies:  -  (continued):

C.     Accounts  Receivable  and  Concentration  of  Credit  Risk:

The Company sells its services and products to school districts, businesses, church and other non-profit groups and individuals concentrated in the Long
Island and New York City area. The Company also provides internet services nationwide to individuals, payment for which is made in advance through credit cards. Billings on the Company's RSAF project are invoiced to its affiliate.

D.     Allowance  for  Doubtful  Accounts:

The Company historically has had little incidence of uncollectible trade receivables. However during fiscal 2002, the Company provided an additional allowance for doubtful accounts of $110,499 for fiscal 2002 for two customers. At December 31, 2002, this reserve constituted 100% of the customers' account receivable balance and increased the Company's total allowance for doubtful accounts to $115,499.

E.     Inventory:

Inventory is stated at the lower of cost, determined on the first-in, first-out basis, or market.

F.     Fixed  Assets  and  Depreciation:

Fixed assets are stated at cost, less accumulated depreciation. The fair value of assets acquired in business combinations is recognized as the new cost basis. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets, which range from five to seven years. (See Note 3).

G.     Goodwill:

The aggregate excess of cost over the fair values of the assets acquired is recorded as goodwill. For all periods through December 31, 2001, goodwill was amortized to operations over an estimated useful life of ten years. Effective January 1, 2002, the accounting for goodwill was changed significantly in accordance with Statement of Financial Accounting Standards No. 142; goodwill is no longer periodically amortized and the method of testing for impairment also changed. (See Note 2S). Through December 31, 2002, the Company tested the recoverability of its goodwill in accordance with Statement of Financial Accounting Standards No. 142. Under such standard, a review is made whenever changed circumstances and situations indicate that the carrying amount of goodwill may not be recoverable. If the projected, undiscounted cash flows related to goodwill are less than its carrying amount, a write-down to fair value is made and an equivalent impairment loss is recognized. Application of this method at December 31, 2002 resulted in a write-down of goodwill $1,480,443. (See Notes 2S and 4).

H.     Deferred  Income:

Payments received in advance of the related services being provided are reported as deferred income.

I.     Balance  Sheet  Classification  of  Accrued  Class  C  Preferred  Stock
Dividends:

The Company pays dividends on its Class C Preferred Stock in kind (in common stock) only when such Class C stock is converted into common. Since the accrued liability for these preferred dividends is satisfied by the issuance of other equity securities, the liability is classified as long-term in accordance with Statement of Financial Accounting Standards No. 6. (See Note 8).

                                       F10

                     VillageWorld.com, Inc. and Subsidiaries
                     ---------------------------------------
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  2  -  Summary  of  Significant  Accounting  Policies  Stock - (continued):


J.     Income  Taxes:

The Company is subject to federal and New York State taxes on income. The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards No. 109, wherein the income tax provision consists of amounts payable to or refundable from taxing authorities plus deferred income taxes calculated using the liability method. Under this method, deferred income taxes are recognized for the tax consequences of temporary differences between financial accounting and income tax reporting. Enacted statutory tax rates applicable to future years are applied to the different asset and liability bases. Deferred income tax benefit or expense is measured by the change in net deferred income tax assets or liabilities during the year. The effect on deferred taxes of a change in tax rates is recognized in operations in the period that includes the enactment date. (See Note 10).

K.     Fair  Value  of  Financial  Instruments:

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, notes and loans payable, and accrued expense obligations approximate fair value due to the short-term nature or their underlying terms.

L.     Revenue  Recognition:

Revenue is recognized when earned, based on the recognition criteria set forth in Staff Accounting Bulletin No. 101 as follows: Pervasive evidence of a sale arrangement exists; delivery of product has occurred or services have been provided; the price to the buyer is fixed or determinable; and, collectibility is reasonably assured.

M.     Stock-Based  Compensation:

The Company accounts for stock-based compensation pursuant to Statement of Financial Accounting Standards No. 123. This pronouncement allows companies to either expense the estimated fair value of all stock options or, with respect to options granted to employees and directors, to continue to follow the intrinsic value method previously set forth in Accounting Principles Board Opinion No. 25, but disclose the pro forma effects on net income (loss) had the fair value of those options been expensed. The Company has elected to continue to apply the previous standard in accounting for stock options granted to employees and directors. The Company has not granted any options to consultants requiring recognition of the fair value method specified by SFAS No. 123.

N.     Interest  Expense  Imputed  on  Related  Party  Loans:

The Company has certain loans with related parties. Of these, the loans made prior to 2001 either bear no interest or bear interest at an annual rate of 5%. Irrespective of the rate of interest contractually called for on these loans, the Company has imputed interest expense to yield a fair-market interest rate of 7.5%. Interest expense of $41,493 and $33,514, respectively, has been imputed on these loans in 2002 and 2001 with an equivalent amount credited to additional paid-in capital. Loans originating in 2001 and later bear interest at 8%. (See
Note  6).

O.     Advertising  Costs:

Advertising  costs  are  expensed  as  incurred.


                                      F11

                     VillageWorld.com, Inc. and Subsidiaries
                     ---------------------------------------
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  2  -  Summary  of  Significant  Accounting  Policies  Stock - (continued):



P.     Loss  Per  Common  Share:

The Company calculates loss per share pursuant to Statement of Financial Accounting Standards No. 128, which requires the presentation of basic and diluted per share measurements. Basic loss per share reports loss attributable to common stockholders divided by the weighted average number of shares outstanding. Basic earnings per share exclude any dilutive effects of options, warrants and convertible securities. Diluted earnings per share include the dilutive effects of such securities, except when they are anti-dilutive. In both 2002 and 2001, net loss attributable to common stockholders reflects dividends related to the Company's Class C Preferred Stock, which were paid in kind on the Class C Preferred Stock actually tendered for conversion as well as those accrued on unconverted, outstanding Class C shares.

Since there is neither an economic benefit for not converting, nor an economic sacrifice from converting the Class B Preferred Stock, the per share calculation gives effect to the conversion of all outstanding Class B Preferred Stock for both periods presented.

Q.     Reclassifications:

Certain minor items in operating activities in the 2001 statement of cash flows have been reclassified to conform to the presentation for 2002.

R.     Fourth  Quarter  Adjustments  -  (Unaudited):

On September 26, 2001, the Company's board of directors approved a grant of options to purchase 100,000 common shares, exercisable at $.01 per share, to satisfy $9,000 of accrued officer's bonus, based on the then fair value of the underlying common stock of $.10 per share, which equaled the average closing bid price of the Company's common stock for the last five trading days of September. Such grant was to come from the 1998 Performance Equity Plan. (See Note 11A). Subsequent to the filing of the Company's September 30, 2001 Form 10-QSB, the board was informed by Company counsel that a grant of options with an exercise price below the current fair market value of the Company's common stock violated the actual written terms of the 1998 Plan. The option grant in question was accordingly voided; the $9,000 liability was reinstated; and options to purchase 100,000 common shares were restored to and remain available for grant under the 1998 Plan. Due to the options' nominal $.01 exercise price originally granted, the 100,000 shares underlying the options had been treated as issued and outstanding effective September 26, 2001, with a stock subscription receivable of $1,000 reported as a contra account in stockholders' equity. Such entry has accordingly been reversed; the effect on weighted average outstanding shares for the three and nine months ended September 30, 2001 was 5,435 and 1,832 shares, respectively, which had no effect on reported earnings per share.

S.     Recent  Accounting  Pronouncements:

In July 2001 the Financial Accounting Standards Board issued SFAS No.141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets." SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill will be evaluated against the new criteria and may result in certain amounts initially recorded as goodwill being separately identified and
recognized   apart  from  goodwill.   SFAS  No.  142  requires   the  use  of  a


                                      F12

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  2  -  Summary  of  Significant  Accounting  Policies  Stock - (continued):

 .     Recent  Accounting  Pronouncements:  -  (continued)

non-amortization approach to account for purchased goodwill and certain intangibles. Under such approach, goodwill and certain intangibles will not be amortized into results of operations, but instead would be reviewed for impairment and written down and charged to operations only in periods in which the recorded value of goodwill and intangibles exceeds its fair value. The statements are fully effective January 1, 2002. Pursuant to these pronouncements, the Company has ceased amortization of goodwill on such date. At December 31, 2002, the Company determined that a write-down in the amount of $1,480,443 was required. (See Note 4).

The FASB also recently issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and portions of Accounting Principles Bulletin Opinion 30, "Reporting the Results of Operations." This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value or carrying amount. This Standard also requires expected future operating losses from discontinued operations to be displayed in the period(s) in which the losses are incurred, rather than as of the measurement date as previously required. The provisions of this Standard are not expected to have a significant effect on the Company's financial position or operating results.

Note  3  -  Fixed Assets

        Fixed  assets  at  December  31,  2002  consist  of  the  following:

                                                                   Life
                                                                    ----

     Internet  equipment                          $  325,026     5  years
     Office  equipment                                94,879     5-7  years
     Furniture  and  fixtures                         35,813     5-7  years
     Automobile                                        4,393     5  years
                                                 -----------
Total  at  cost                                      460,111
Less:  Accumulated depreciation and amortization     303,538
                                                     -------
                                                  $  156,573
                                                  ==========

Depreciation expense charged to operations was $70,931 in 2002 and $75,869 in 2001.

Note  4  -  Goodwill

As a result of the July 1, 1999 merger of Big City, VillageNet and ICS, goodwill was recorded in the amount of $2,373,923. From the merger date through December 21, 2001, amortization of goodwill of $593,480 was recorded, in accordance with the provisions of SFAS No. 121. Amortization ceased beginning in 2002, and, in accordance with the SFAS No. 144, the Company reviewed for impairment and determined that based on the remaining value of the assets acquired in the merger, and projected cash flows, a write-down of $1,480,443 was required. (See Notes 1A and 2S).

Note  5  -  Note  Payable,  Bank:

The Company has a revolving bank line of credit providing for a maximum borrowing of $200,000, due October 31, 2003, renewable at the bank's approval. Interest is payable monthly at prime plus two percent. Borrowings are secured by a pledge of the Company's assets and are guaranteed by the Company's President.

                                      F13

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  6  -  Loans  Payable,  Related  Party:

ICS has various notes and loans due to certain related parties, certain of which are non-interest bearing. At December 31, 2002, the outstanding amounts, including accrued interest as applicable, and the contractual interest rates are as follows:




Year of              Amount, including                      Contractual
origination          accrued interest                     interest rate
------------          ------------------                 --------------
  2000 and prior  $          364,438                         0%
  2000 and prior             357,579                         5%
       2001                  256,786                         8%
       2002                   57,262                         8%
                   -----------------
  Total. . . . .  $        1,036,065
                  ==================

Principal and interest payments, contractually due on a quarterly basis, have been deferred with the lender's consent until December 31, 2003, when all of the notes and loans are due and payable, together with accrued interest. These loans have also been subordinated to bank indebtedness to the extent of $250,000.

On notes and loans originating prior to 2001, the Company has imputed interest expense to yield a fair-market rate of 7.5%, with an equivalent offset to additional paid-in capital. Total interest expense on related party notes and loans was $72,426 in 2002 and $53,899 in 2001, of which $41,493 and $33,514, respectively,  was  imputed.

Note  7  -  Commitments  and  Contingencies  :

A.     Operating  Leases:

The Company leases its office premises under various operating leases, all expiring June 30, 2005.
Future  annual  minimum  rental commitments at December 31, 2002 are as follows:

             2003              $84,000
             2004               87,000
             2005               45,000

The Company also remains obligated under an operating lease for a store sold by its predecessor in 1998, in the event that the acquirer defaults on the lease. The lease expires in October 2005 and requires monthly payments of $5,086 through October 2005. See Notes 12C and 12D for lease default and sub-lease commitment.

Rent  expense  was  $110,908  in  fiscal  2002  and  $110,936  in  fiscal  2001.

B.     Employment  Agreement:

The Company has an employment agreement with its President, providing for minimum compensation at the rate of $50,000 per year. This amount may be increased annually by the Board of Directors up to a maximum of $125,000 per year, provided there is an additional employee, designated by two board members, added to the Company's payroll who is paid an annual salary equal to any excess amount over $50,000 per year paid to the President.


                                      F14

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

C.     Employee  Benefit  Plan:

The Company has a savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Under the plan, participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. The Company matches one third of each employee's contributions to a maximum matching contribution of 2% of the employee's earnings. The Company's pension expense was $9,324 and $11,747 for the years ended December 31, 2002 and 2001, respectively.

D.     Major  Customers:

The Company's largest customers accounted for approximately 56.7% and 33.6% of total sales in 2002 and 2001, respectively. Sales to the largest customer are pursuant to a contract, which it may cancel upon thirty days prior written notice. This contract was canceled June 2002. (See Note 1B).


     Customer          2002          2001
     --------          ----          ----

     A                 32.9%          33.6%
     B                 23.8             *

     *  -  Less  than  10%

E.     Litigation

In April 2002, ICS was named as the defendant in a breach of contract complaint brought by a customer who had ordered computer equipment pursuant to a fixed bid. The complaint specifies damages of $91,052 plus costs. Management does not believe that any significant loss to the Company will result.

VillageWorld.com is the defendant in a breach of contract complaint brought about by a former customer. The claim is in the amount of $220,000. The
Company has denied the elements of the complaint and intends to contest the claims.

Note  8  -  Capital  Stock  Transactions:  Preferred  Stock:

A.     Description:

The Company's Class C Preferred Stock accrues dividends at the rate of 6% per annum, payable in cash or in shares of common stock at the election of the Company on the date the preferred stock is converted into shares of common stock. The preferred stock and dividends accrued are convertible into shares of the Company's common stock by dividing the $100 purchase price for each Class C preferred share by the lower of $1.404, or an amount discounted from the average of the closing bid prices for the Company's common stock during the five trading days prior to the holders election to convert. The initial discount was 30%. When the Company's registration statement for the underlying common shares became effective on May 22, 2000, the discount decreased to 17.5%. Such discount increased to 19% on November 22, 2000 and to 21% on February 22, 2001. The maximum discount of 25% went into effect on May 22, 2001.


B.     Fiscal  2001  Conversions:

On January 10th, 22nd, 23rd, February 23rd, March 1st and 6th of 2001, a total of 385.26 shares of Class C Preferred Stock together with accrued preferred dividends thereon were converted into 402,383 common shares. In accordance with the terms of the preferred stock issue, such conversions were made at discounts of 19% and then 21% from the average of the closing bid prices for the Company's common stock during the prior five trading days.

On May 25th, 30th, 31st and June 1st, 4th, 5th, 7th, 15th, 20th, 26th and 28th of 2001, a total of 1,779.90 shares of Class C Preferred Stock together with accrued preferred dividends thereon were converted into 1,707,114 common shares at a discount of 25% from the average of the closing bid prices for the Company's common stock during the prior five trading days.


                                      F15

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

On  July 11th and August 1st, 7th and 14th and September 6th of 2001, a total of
369.75 shares of Class C Preferred Stock together with accrued preferred dividends thereon were converted into 393,936 common shares at a discount of 25% from the average of the closing bid prices for the Company's common stock during the prior five trading days.

On October 3rd, 4th, 5th, 12th, 24th and 29th of 2001, a total of 421.75 additional shares of Class C Preferred Stock together with accrued preferred dividends thereon were converted into 282,361 common shares at a discount of 25% from the average of the closing bid prices for the Company's common stock during the prior five trading days.

C.   Fiscal  2002  Conversions:

On March 21st and December 28th, 2002, a total of 8,943.34 additional shares of Class C Preferred Stock together with accrued preferred dividends thereon were converted into 53,281,905 shares of common stock at a discount of 25% from the average of the closing bid prices for the Company's common stock during the five trading days.

Note  9  -  Capital  Stock  Transactions:  Common  Stock:

A.   Fiscal  2001  Transactions:

On March 1, 2001, the Company modified the terms of an existing conditional grant of 100,000 common stock purchase options to one of its principal executive officers. Pursuant to the modification, such previously granted options, which were contingent on the Company's stock price reaching $4.00 per share by December 31, 2001, were cancelled and 100,000 unconditional common stock purchase options exercisable at $.01 per share for a five-year term were granted. Due to the options' nominal exercise price, the Company recognized compensation expense of $10,000, measured by the excess of the fair value of the common stock at the date of grant over the exercise price. Also, in accordance with Statement of Financial Accounting Standards No. 128, the 100,000 shares are treated as outstanding when computing basic earnings per share. The officer to whom these options were granted, who also holds options to purchase another 100,000 common shares, also exercisable at $.01 per share, resigned from the Company on June 29, 2001, to pursue other opportunities, although he will be available to consult with the Company on an as-needed basis. Such resignation did not alter or modify the terms of the stock purchase options; the 200,000 shares are still treated as outstanding with a stock subscription receivable for $2,000 reported as a contra account in stockholders' equity.

In May of 2001, the Company agreed to satisfy $7,500 of accrued consulting fees by the outright issuance of 75,000 common shares. Management determined the then fair value of the Company's common stock to be $.10 per share and subsequently recommended to the board of directors that this share issuance come from the Company's 1998 Performance Equity Plan. (See Note 11A). On September 26, 2001, the Company's board of directors approved, from the 1998 Performance Equity Plan, the outright grant of 75,000 common shares in payment of the $7,500 of accrued liability. The average closing price of the Company's common stock for the last five days the stock traded in September was $.10 per share. This grant reduced to 100,000 the availability of shares/options under the 1998 Plan.

From January through October of 2001, the Company issued 2,785,794 shares of common stock to various holders who elected to convert their shares of the Class C preferred. Such shares were converted based on the formula in the designation of the preferences for the Class C. (See Note 9B).

On December 13, 2001, the Company sold 1,000,000 new, unregistered common shares in a private placement to one individual investor for $50,000. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933. Such unregistered shares are subject to the resale restrictions imposed under the Act. The per share price of $.05 represented a 37.5% discount from the previous day's closing price of the Company's common stock. (See Management's Discussion and Analysis of Financial Condition and Results of Operations:
Liquidity  and  Capital  Resources).


                                      F16

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  9  -  Capital  Stock  Transactions:  Common  Stock  -  (continued):

B.   Fiscal  2002  Transactions:

In May of 2002, the Company agreed to satisfy $16,000 of accrued consulting fees by the outright issuance of 100,000 common shares. Management determined the then fair value of the Company's common stock to be $.16 per share and subsequently recommended to the board of directors that this share issuance come from the Company's 1998 Performance Equity Plan. (See Note 11A). On May 14, 2002, the Company's board of directors approved, from the 1998 Performance Equity Plan, the outright grant of 100,000 common shares in payment of the $16,000 of accrued liability. The average closing price of the Company's common stock for the last five days the stock traded in May 2002 was $.16 per share. This grant used the remaining 100,000 shares/options available under the 1998 Plan.

In December of 2002, the Company agreed to satisfy $14,250 of accrued professional fees and accrued liabilities by the issuance of 475,000 common shares. Management determined the then fair value of the Company's common stock to be $.03 per share and subsequently recommended to the board of directors that 225,000 share issuance come from the Company's 2002 Stock Award and Incentive Plan and 250,000 shares issuance from outside of any plan. (See Note 11A).

From March through December of 2002, the Company issued 53,281,905 shares of common stock to various holders who elected to convert their shares of the Class C preferred. Such shares were converted based on the formula in the designation of the preferences for the Class C. (See Note 8C).

Note  10  -  Income  Taxes:

There was no provision for current or deferred federal and state income tax expense (benefit) for the fiscal years ending 2002 and 2001, respectively.

At December 31, 2002, the Company has net operating tax loss carryforwards of approximately $3,300,000, which are available to offset future taxable income through 2022. A reconciliation of the federal statutory rate to the Company's effective tax rate for fiscal 2002 and 2001 is as follows:

                                                     2002            2001
                                                     ----            ----
Federal  statutory  rate  at  34%              $   (56,500)     $  (381,000)
     State  taxes,  net  of  federal  benefit            0                0
     Items  providing no carryforward benefit        56,500         381,000
                                               -----------       -----------
     Total                                     $         0      $         0
                                              ===============  =============

                                      F17

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  10  -  Income  Taxes:  -  (continued):

Deferred income taxes arise from the net operating tax loss and accelerated depreciation methods. The Company's deferred tax assets and liabilities at December 31, 2002 are as follows:

     Deferred  tax  assets:
          Net  operating  loss  carryforwards     $  1,027,000
          Valuation  allowance                      (1,027,000)
                                                   ------------
          Net  deferred  tax  asset             $            0
                                                ===============

The Company provides a valuation allowance account for that portion of its deferred tax assets, which more likely than not will not be realized. The deferred tax valuation allowance increased by $57,800 in 2002 and $278,100 in 2001.

Note  11  -  Common  Stock  Purchase  Options  and  Warrants:

A.     Stock  Options:

Prior  to the merger neither VillageNet nor ICS had granted any stock options to
Its   employees.   The  Company   continued  the  predecessor's  1998  and  1996
Performance  Equity  Plans.

Pursuant to the Company's 1996 Performance Equity Plan, on March 31st of each calendar year during the term of the 1996 Plan, assuming there are enough shares and/or options then available for grant under the 1996 Plan, each person who is then a director of the Company is awarded stock options to purchase 2,000 shares of common stock at the fair market value thereof, all of which options are immediately exercisable as of the date of grant and have a term of ten years. These are the only awards that may be granted to a director of the Company under the 1996 Plan.

The Company's 1996 Performance Equity Plan provides for the issuance of awards of up to 70,000 shares of common stock to employees, officers, directors and consultants. The awards, which generally vest over four years, may consist of incentive stock options, nonqualified options, restricted stock awards, deferred stock awards, stock appreciation rights and other awards as described in the 1996 Plan. A summary of activity in the 1996 Plan for fiscal 2002 and 2001 follows:




                                       2002       Weighted Average        2001       Weighted Average
                                     Shares        Exercise Price        Shares        Exercise Price
                               ---------------   ----------------  -----------------  ----------------
Outstanding at beginning of year          51,780  $            8.22          41,780  $           10.17
Granted during the year. . . . .           8,232               0.26          10,000               0.10
Exercised during the year. . . .               0               0.00               0               0.00
                                  --------------  -----------------  --------------  -----------------
Outstanding at end of year . . .          60,012  $            7.13          51,780  $            8.22
                                  ==============  =================  ==============  =================
Exercisable at end of year . . .          60,012  $            7.13          51,660  $            8.23
                                  ==============  =================  ==============  =================



                                      F18

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  11  -  Common  Stock  Purchase  Options  and  Warrants  -  (continued):

The following table summarizes outstanding and exercisable stock options, under the 1996 Plan at December 31, 2002:


           Grant      Number      Weighted Avg.     Number     Expiration
           Date    Outstanding   Exercise Price   Exercisable     Date
          -------  ------------  ---------------  -----------  ----------
          3/31/02.    8,232      $   0.26            8,232      3/31/12
          3/30/01.   10,000          0.10           10,000      3/29/11
          3/31/00.   10,000          2.00           10,000      3/30/10
          3/31/99.    8,000        0.9375            8,000      3/30/09
          4/22/98.      480         3.125              480      4/21/08
          3/31/98.    8,000        4.6875            8,000      3/29/08
         12/15/97    2,100         10.00             2,100     12/14/07
          3/31/97.   10,000        26.875           10,000      3/30/07
          7/11/96.      200         42.30              200      7/10/06
          3/31/96.    3,000         20.00            3,000      3/30/06
                      -------  ------------  ---------------

                     60,012 .    $   7.13           60,012
                    ========     =========        =========

At December 31, 2002, there are no options available for future grants under the 1996 Plan.

The Company's 1998 Performance Equity Plan provides for the issuance of up to 400,000 shares of common stock to employees, officers, directors and consultants. The awards may consist of incentive stock options, nonqualified options, restricted stock awards, deferred stock awards, stock appreciation rights and other awards as described in the 1998 Plan. The board of directors determines vesting periods. In September 2001, an outright grant of 75,000 common shares was made under the Plan. In May 2002, an outright grant of 100,000 common shares was made under the Plan. At December 31, 2002, there were 100,000 options outstanding, exercisable at $1.00 per share and 100,000 options outstanding, exercisable at $0.01 per share. There are no options available for future grants under the 1998 Plan.

In May 1999, management of the Company's predecessor made a grant of 50,000 five-year options, outside of any plan, to the predecessor's chief executive officer. These options have an exercise price ranging from $0.48 to $1.00. During the second quarter of 2000, options to purchase 5,000 shares were exercised. In addition to the 45,000 options outstanding under this freestanding grant, this same individual holds 100,000 options outstanding under the 1998 Plan, exercisable through August 20, 2008 at $1.00 per share.

On each of March 30, 2002 and March 30, 2001, the Company's directors received their annual automatic grant of options pursuant to the Company's 1996 Performance Equity Plan to purchase an aggregate of 10,000 shares of common stockSuch options are exercisable for a term of ten years at $.26 and $.10 per share, respectively. The aggregate fair value of such options at the grant dates were $2,540 in 2002 and $1,000 in 2001, calculated using the Black-Scholes option pricing method, with an expected life of five years, no dividends, volatility of 197% and 188%, respectively, and a risk-free interest rate of 4.88% and 4.65%, respectively. Such fair values are not recognized under the intrinsic value method of accounting specified by Accounting Principles Board Opinion No. 25. If the fair value method required by Statement of Financial Accounting Standards No.123 had been followed, net loss for 2002 and 2001 on pro forma bases would be $1,732,978 and $1,121,146, respectively, and net loss per share would be unchanged at $.01 in 2002 and $.01 in 2001.

                                      F19

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  11  -  Common  Stock  Purchase  Options  and  Warrants  -  (continued):

A.    Stock  Options  -  (continued):

The Company's 2002 Stock Award and Incentive Plan was adopted and ratified in June 2002. The 2002 Plan provides for a broad range of awards, including incentive and non-qualified options, restricted and deferred stock, performance awards, stock appreciation rights and other types of equity awards. A total of 2,000,000 of shares of Common Stock are reserved and available for grant under the 2002 Plan. The 2002 Plan carries forward the automatic annual grant of 2000 options to each director provided by the 1996 Plan.

In December 2002, an outright grant of 225,000 common shares was made under the Plan. These shares have been deemed issued and outstanding due to the nominal exercise price of such options.

In December 2002, the Company granted ten year options to purchase 297,000 shares of common stock at an exercise price of $.03 per share to various employees of the Company.

In December 2002, the Company granted 1,768 ten year options at an exercise price of $.26 per share to the directors of the Company, as the remaining portion of the annual grant to each director.

In December 2002, the Company made a grant of 250,000 ten year options, outside of any plan, to two employees of the Company. These options have an exercise price of $0.03. These options have been deemed issued and outstanding due to the nominal exercise price of such options.

At December 31, 2002, a total of 556,780 options were outstanding under the above plans and the freestanding grant. Options to purchase 292,000 shares at $.01 per share are excluded from the above totals, as such shares are deemed issued and outstanding due to the nominal exercise price of such options. (See
Note  11  B).

In February 2001 the Company granted ten year options to purchase 25,000 shares of common stock at an exercise price of $0.10 per share to various employees of the Company.

B.     Warrants:

At  December  31,  2002,  the  following  warrants  were  outstanding:




                                   Shares Reserved      Exercise Price   Expiration Date
                                   ---------------      ---------------  ---------------
  Private Placement Unit Warrants          666,667           1.00          April 16, 2005
  Placement Agent Warrants. . . .            5,000           1.00          April 16, 2005
  Other Warrants. . . . . . . . .            4,000    $  5.00 - $8.75      April 30, 2003
                                   ---------------
  Total . . . . . . . . . . . . .          675,667
                                   ===============

                                      F20

                     VillageWorld.com, Inc. and Subsidiaries
                   Notes to Consolidated Financial Statements
                           December 31, 2002 and 2001

Note  12  -  Subsequent  Events  -  (Unaudited):

A.     Proposed  Reverse  Merger:

The Company, on August 8th, 2003, signed a letter of intent to enter into a reverse merger with a company pursuant to which the Company will exchange 55% of its outstanding shares for 100% of the outstanding shares of the merging company. The merging company will become the controlling entity of the surviving company. It is anticipated that all of Villageworld's subsidiaries will become independent entities upon completion of the merger. If the proposed merger is effected, the merged companies will seek to expand their business with the goal of returning to profitability. Failure of the merger to take place would leave in question the Company's ability to continue as a going concern. (See Note 1B).


B.     Capital  Stock  Transactions:  Common  Stock:

On February 5th, 2003, the Company made a stock grant not pursuant to any Company plan, of 550,000 shares of Common Stock to an employee and consultant of the Company.


C.     Lease  Default:

The landlord has received a judgment on the Company for past due rent, interest and all legal costs and fees amounting to $38,100.

D.     Sub-Lease  Commitment:

The Company has entered into a verbal sub-lease agreement for one of its office leases. The Company is waiting for the sub-lessee's board of directors approval to sign a sub-lease agreement. The lease period is form September 1, 2003 to January 31, 2005, at a monthly amount equal to the Company's lease agreement including rent, real estate tax escalations and utilities.

                                      F21


                                                         VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                                          CONSOLIDATED BALANCE SHEET  -  UNAUDITED
                                                                     SEPTEMBER  30,  2003

ASSETS                                                               September 30, 2003               December 31, 2002
                                                                --------------------------          -------------------
Current Assets:
Accounts receivable, net of allowance for uncollectibles . . .  $         203,337                   $          258,896
Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . .                  -                               14,587
Prepaid expenses and other current assets. . . . . . . . . . .              1,457                               74,035
                                                                -----------------                   -------------------
  Total Current Assets . . . . . . . . . . . . . . . . . . . .            204,794                              347,518


Fixed assets, net of accumulated depreciation. . . . . . . . .                  -                              156,573
Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . .            300,000                              300,000
Other assets . . . . . . . . . . . . . . . . . . . . . . . . .                  -                               17,321
                                                                -----------------                   -------------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         504,794                   $          821,412
                                                                =================                   ===================

  LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Cash overdraft . . . . . . . . . . . . . . . . . . . . . . . .  $           9,204                   $            4,856
Note payable - bank. . . . . . . . . . . . . . . . . . . . . .            192,718                              192,718
Accounts payable and accrued expenses. . . . . . . . . . . . .            880,124                              824,268
Commissions payable. . . . . . . . . . . . . . . . . . . . . .            111,195                              111,195
Deferred income. . . . . . . . . . . . . . . . . . . . . . . .             61,360                               64,633
Loans payable, related parties . . . . . . . . . . . . . . . .          1,077,481                            1,036,065
                                                                -----------------                  --------------------
  Total Current Liabilities. . . . . . . . . . . . . . . . . .          2,332,082                            2,233,735
                                                                ------------------                  -------------------
  Total Liabilities. . . . . . . . . . . . . . . . . . . . . .          2,332,082                            2,233,735
                                                                -----------------                   -------------------

Commitments and Contingencies. . . . . . . . . . . . . . . . .                  -                                    -

  Stockholders'  Deficiency:
Convertible Class B preferred stock; $.001 par value;
 1,000,000 shares authorized; 508,152 shares issued
 and outstanding . . . . . . . . . . . . . . . . . . . . . . .                  -                                  508
Common stock; $.001 par value; 200,000,000 shares authorized;
 147,564,174 and 77,337,935 shares issued, respectively. . . .            147,663                               77,338
Additional paid in capital . . . . . . . . . . . . . . . . . .          6,097,359                            6,125,907
Accumulated deficit. . . . . . . . . . . . . . . . . . . . . .         (8,004,791)                          (7,548,532)
Stock subscription receivable. . . . . . . . . . . . . . . . .             (2,895)                              (2,920)
Treasury stock (65,279 shares at cost) . . . . . . . . . . . .            (64,624)                             (64,624)
                                                                ------------------                  -------------------
  Total stockholders' deficiency . . . . . . . . . . . . . . .         (1,827,288)                          (1,412,323)
                                                                ------------------                  -------------------

  TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         504,794                   $          821,412
                                                                ==================                  ===================

       The accompanying notes are an integral part of the financial statements.




                                       VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENTS OF OPERATIONS  -  UNAUDITED


                                             Three Months Ended                       Nine Months Ended

                                   September 30, 2003    September 30, 2002    September 30, 2003    September 30, 2002
                                  -------------------    ------------------    ------------------    ------------------
REVENUES:
Subscription services. . . . . . . .  $       125,892   $           122,468   $           310,551  $         1,609,871
Installation, maintenance
 and consulting. . . . . . . . . . .          100,948               334,042               261,065            1,129,066
Hardware sales . . . . . . . . . . .           51,093               120,003                68,311              332,984
Other revenues . . . . . . . . . . .            6,365                   180                12,306  .             1,426
                                      ---------------    ------------------   --------------------       --------------
   Total revenues                             284,298               576,693               652,233            3,073,347
                                      ---------------     ------------------   -------------------  -------------------

COSTS AND EXPENSES:
Cost of sales. . . . . . . . . . . .           26,300               259,652               184,194            1,787,514
Selling, general and administrative.          281,023               341,931               723,165            1,154,244
Interest expense . . . . . . . . . .           24,778                23,450                77,907               79,023

   Total cost and expenses                    332,101               625,033               985,266            3,020,781
                                      ----------------   -------------------  --------------------  -------------------
Pre-tax (loss) income
From continuing operations . . . . .          (47,803)              (48,340)             (333,033)              52,566
                                      ----------------    ------------------  --------------------  -------------------
Loss on discontinued operations                12,853                                      12,853                    -
Loss on abandonment of assets. . . .          110,373                     -               110,373                    -
                                      ---------------   --------------------  --------------------  -------------------
   Total loss on discontinued
    Operations                                123,226                     -               123,226                    -
                                      ---------------   --------------------  --------------------  -------------------

Net (loss) income. . . . . . . . . .         (171,029)              (48,340)             (456,259)              52,566

Preferred stock dividends
 paid in-kind and accrued. . . . . .                -                13,167                     -               39,739
                                      -----------------    -----------------  --------------------  -------------------

Net income (loss) applicable
 to common stockholders. . . . . . .  $      (171,029)  $           (61,507)  $          (456,259)              12,827
                                      ================  ====================  ====================  ===================

Basic and diluted net income (loss)
 per common share. . . . . . . . . .  $             -   $                 -   $                 -                    -
                                      ================  ====================  ====================  ===================

Weighted average common shares
 outstanding, giving effect to
 the conversion to common
 of all Class B Preferred Stock
 Basic . . . . . . . . . . . . . . .      146,308,397            93,769,962           147,571,259           93,683,998
                                      ================  ====================  ====================  ===================
 Diluted . . . . . . . . . . . . . .      146,308,397            93,769,962           147,571,259           93,686,593
                                      ================  ====================  ====================  ===================

Pro-forma amounts assuming
 retroactive application of
 Statement of Financial
 Accounting Standards No. 142:
Net income (loss). . . . . . . . . .  $      (171,029)  $           (48,340)  $          (456,259)$             52,566
                                      ================  ====================  ====================  ===================
Net income (loss) applicable to
 common stockholders . . . . . . . .  $      (171,029)  $           (61,507)  $          (456,259)$             12,827
                                      ================  ====================  ====================  ===================
Basic and diluted net income
 (loss) per common share . . . . . .  $             -   $                 -   $                 - $                  -
                                      ================  ====================  ====================  ===================

       The accompanying notes are an integral part of the financial statements.




VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
For the Nine Months Ended September 30, 2003 (Unaudited)

                                                      Class B                                Additional
                                                  Preferred Stock       Common Stock           Paid-In
                                                Shares        Amount    Shares    Amount       Capital
Balance, January 1, 2003. . . . . . . . . . . .  508,152   $   508    77,337,935   $  77,338  $ 6,125,907

Conversion of Preferred B shares
 (3rd Quarter). . . . . . . . . . . . . . . . . (508,152)     (508)   70,124,976      70,125      (69,617)

Capital contribution imputed
 for interest expense . . . . . . . . . . . . . . .                                                31,269

Exercise of nominal stock options

Issuance of shares for services . . . . . . . . . .                      200,000         200        9,800

Net loss. . . . . . . . . . . . . . . . . . . . . .    -         -             -             -          -
                                                ---------   -------    ----------  ------------  ---------

Balance, September 30, 2003 . . . . . . . . . . .      -         -   147,662,911       147,564  6,097,458
                                                =========   =======  =============   =========  ==========




              . . . . . . . . . . . . . . . . . . .    Stock                                                 Total
                                      Accumulated .  Subscription       Treasury Stock                   Stockholder's
                                       Deficit . . . .Receivable         Shares       Amount              Deficiency

Balance, January 1, 2003. . . . . ..  $   (7,548,532)  $   (2,920)        (65,279)  $   (64,624)          $(1,412,323)

Conversion of Preferred B shares
 (3rd Quarter). . . . . . . . . . . . . . . . . . .                                                                 0

Capital contribution imputed
 for interest expense . . . . . . . . . . . . . . .                                                            31,269

Exercise of nominal stock options . . . . . . . . .            25                                                  25

Issuance of shares for services . . . . . . . . . .                                                            10,000

Net loss. . . . . . . . . . . . . . .       (456,259)           -               -             -              (456,259)
                                        --------------  ---------- --------------   ------------      ----------------

Balance, September 30, 2003 . . . . . . . (8,004,791)      (2,895)        (65,279)      (64,624)           (1,827,288)
                                          ============  ==========  ==============   ===========   ===================


       The accompanying notes are an integral part of the financial statements.


                                        VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                 For the Nine Months Ended September 30, 2002 (Unaudited)


                                             Class B                 Class C
                                         Preferred Stock         Preferred Stock         Common Stock
                                         ----------------        ----------------        ------------
                                         Shares       Amount       Shares     Amount     Shares    Amount
                                    -------------  ------------   ---------  -------  ----------  -------
Balance, January 1, 2002 . . . . .          508,152   $    508      8,943   $     9    23,481,030   $   23,481

Conversion of preferred shares
 (first quarter) . . . . . . . . .                                   (166)        -       129,235          129

Issuance of shares for services. .                                                        100,000          100

Exercise of nominal stock options

Accrued  cumulative dividends
 on preferred stock

Capital contribution imputed
 for interest expense. . . . . . .                -          -          -         -             -            -
                                    ----------------  ----------  --------  -------    ----------   ----------

Net income . . . . . . . . . . . .          508,152   $    508      8,777  $     9     23,710,265   $   23,710
                                    ================  ==========  ========  =======    ==========   ==========






                                     Additional                       Stock                                   Total
                                      Paid-In      Accumulated    Subscription        Treasury Stock      Stockholders'
                                                                                      ---------------     -------------
                                      Capital        Deficit       Receivable        Shares       Amount        Equity
                                    ------------  -------------  --------------  ------------  -------------  --------
Balance, January 1, 2002 . . . . .  $ 5,947,786   $ (5,765,189)  $    (3,520)       (65,279)  $   (64,624)   $138,451

Conversion of preferred shares
 (first quarter) . . . . . . . . .        2,100           (240)                                                 1,989

Issuance of shares for services. .       15,900              -                                                 16,000

Exercise of nominal stock options.                                       600                                      600

Accrued  cumulative dividends
 on preferred stock. . . . . . . .                     (39,499)                                               (39,499)

Capital contribution imputed
 for interest expense. . . . . . .       31,101                                                                31,101

Net income . . . . . . . . . . . .            -         52,566             -              -             -      52,566
                                    ------------  -------------  ------------  -------------  ------------    --------

                                    $ 5,996,887   $ (5,752,362)  $    (2,920)       (65,279)  $   (64,624)    $201,208
                                    ============  =============  ============  =============  ============    ========


       The accompanying notes are an integral part of the financial statements.




                                                 VILLAGEWORLD.COM, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)


                                                                                    Nine Months Ended September 30,
                                                                                    2003                        2002
                                                                                   -----                       -----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    (456,259)                $    52,566
                                                                           --------------               -------------
Adjustments to reconcile to net cash required
 by operating activities:
  Depreciation and amortization . . . . . . . . . . . . . . . . . . . . .        46,200                       53,321
  Loss on abandonment of assets . . . . . . . . . . . . . . . . . . . . .       110,373                            -
  Stock issued for compensation . . . . . . . . . . . . . . . . . . . . .        10,000                       15,800
  Interest expense accrued and imputed on related party loans . . . . . .        31,269                       47,922
      Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . .        55,559                       (5,069)
      Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14,587                        2,500
      Prepaid expenses and other current assets . . . . . . . . . . . . .        72,578                       59,362
  Increase (decrease) in:
      Cash Overdraft. . . . . . . . . . . . . . . . . . . . . . . . . . .         4,348                            -
      Accounts payable and accrued expenses . . . . . . . . . . . . . . .        55,856                      (84,994)
      Commissions payable . . . . . . . . . . . . . . . . . . . . . . . .             -                      (67,691)
      Deferred income . . . . . . . . . . . . . . . . . . . . . . . . . .        (3,273)                    (145,769)
                                                                           -------------                   ----------

  Total adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . .       397,497                     (124,618)
                                                                           -------------                   ----------
Net cash required by operating activities . . . . . . . . . . . . . . . .       (58,762)                     (72,052)
                                                                           -------------                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Decrease in other assets. . . . . . . . . . . . . . . . . . . . . . . .        17,321                        1,612
                                                                           -------------                   ----------
Net cash required by provided activities. . . . . . . . . . . . . . . . .        17,321                        1,612
                                                                           -------------                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Exercise of stock options . . . . . . . . . . . . . . . . . . . . . . .            25                          600
  Related party loan proceeds (repayments). . . . . . . . . . . . . . . .        41,416                      (15,579)
                                                                           -------------                   ----------
Net cash provided (required) by financing activities. . . . . . . . . . .        41,441                      (14,979)
                                                                           -------------                   ----------

NET DECREASE IN CASH. . . . . . . . . . . . . . . . . . . . . . . . . . .             -                      (85,419)
Cash, beginning of period . . . . . . . . . . . . . . . . . . . . . . . .             -                       91,064
                                                                           -------------                   ----------
Cash, end of period . . . . . . . . . . . . . . . . . . . . . . . . . . .  $          -                    $   5,645
                                                                           =============                   ==========

Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     27,651                    $  31,101

Supplemental disclosures of non-cash investing and financing activities:
  Common stock issued for prepaid services/executive compensation . . . .           200                          200
  Cumulative $6 Class C preferred stock dividend accrued/paid in-kind . .             -                       39,739
  Capital contribution imputed for interest expense . . . . . . . . . . .        31,269                       31,101


       The accompanying notes are an integral part of the financial statements.

                                      FF5

    VILLAGEWORLD.COM,  INC.  AND  SUBSIDIARIES
     NOTES  TO  UNAUDITED  CONSOLIDATED  FINANCIAL  STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002


(Note  1)     The  Company  and  Basis  of  Presentation
              ------------------------------------------
VillageWorld.Com, Inc., provided community-oriented Internet access under private labels and installed, maintained and serviced computer network systems consisting of full hardware and proprietary software solutions until October 15, 2003. On that date, the Company's two principal subsidiaries, VillageNet, Inc. ("VillageNet") and Intelligent Computer Solutions, Inc. ("ICS") ceased its operations. VillageNet is no longer providing Internet on-line services, electronic mail software, computing support, web hosting or internet access. ICS is no longer offering full service system integration, Internet solutions, or Local and Wide Area Network installations. All intercompany balances and transactions are eliminated in consolidation. The Company considers itself to operate in one business segment; such segment comprises one business reporting unit.

The information herein is unaudited. However, in the opinion of management, such information reflects all adjustments (consisting only of normal recurring adjustments) necessary to make the financial statements not misleading. Additionally, in accordance with applicable standards for interim reporting, the accompanying financial statements do not include all disclosures in conformity with generally accepted accounting principles.

The results of operations for the three months and nine months ended September 30, 2003 are not necessarily indicative of the results of operations for the full year ending December 31, 2003, in that the Company ceased operations for its two principle subsidiaries on October 15, 2003 (See Note 2). The accompanying financial statements should be read in conjunction with the Company's financial statements for the year ended December 31, 2002 appearing in the Company's Annual Report on Form 10-KSB.

(Note  2)     Going  Concern and Letter of Intent to Merge Biometrics 2000 Corp.
              ------------------------------------------------------------------
The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's losses from operations in fiscal 2002 and 2001 and related use of cash for operating activities have resulted in an extremely tight cash position and a deficit in working capital of $2,127,288 at September 30, 2003 and a current ratio at such date of 0.09 to 1. Due to the Company's current financial position, it has ceased the operations of its two subsidiaries on October 15,
2003. As of that date, the Company faced the threat of eviction for back rent money owed (see Legal Proceedings, Part II, item 1), abandoned its location at 620 Johnson Avenue Bohemia, New York 11716, also abandoning its assets of machinery  and  equipment  and  furniture  and  fixtures.  The  Company has also abandoned its equipment at the collocation facilities it rented in Brentwood, New York, and the two collocation facilities in New York City. These collocation facilities housed the equipment necessary for internet connections. The Company owed its vendors back money and the equipment would not be released without payment.The loss from the abandonment of equipment and other assets totaled $123,226. The Company's address and phone number has changed. The
Company's  new  address  is  110  Ricefield  Lane,  Hauppauge,  New York  11788;
Telephone  No.  (631)  231-2070;  Fax  No.  (631)  231-2046.

On September 8, 2003, the Company executed a letter of intent with Biometrics 2000 Corporation ("Biometrics") to merge Biometrics with a subsidiary of the Company. Pursuant to the letter of intent, if the proposed merger is consummated, the shareholders of Biometricswill be issued shares of common stock of the Company in such an amount as to equal approximately fifty-five percent (55%) of the issued and outstanding common stock of the Company at such time. The closing of the transaction is subject to certain conditions including but not limited to the negotiation and execution of a definitive merger agreement by the Company and Biometrics. If the proposed merger is effected, the merged companies will seek to expand their business with the goal of returning to profitability. Failure of the merger to take place would cease the Company's operations. There is no guarantee that the proposed transaction will be consummated.

(Note  3)     Bank  Loan
              ----------
The Company's bank debt of $192,718 is due on October 31, 2003. The related credit facility presently provides for a $200,000 credit line.

(Note  4)     Loans  Payable,  Related  Parties
              ---------------------------------
None of the Company's related party indebtedness was repaid during the first nine months of 2003. At September 30, 2003, $1,077,481 including accrued interest, is outstanding, repayment of which is due December 31, 2003.

(Note  5)     Common  Stock  Options
              ----------------------
Pursuant to the Company's 1996 Performance Equity Plan, on March 31st of each calendar year during the term of the 1996 Plan, assuming there are enough shares and/or options then available for grant under the 1996 Plan, each person who is then a director of the Company is awarded stock options to purchase 2,000 shares of common stock at the fair market value thereof, all of which options are immediately exercisable as of the date of grant and have a term of ten years. These are the only awards that may be granted to a director of the Company under the 1996 Plan. At September 30, 2003 there were 60,012 shares exercisable and outstanding under the plan and no options available for future grants.

The Company's 1998 Performance Equity Plan provides for the issuance of up to 400,000 shares of common stock to employees, officers, directors and consultants. The awards may consist of incentive stock options, nonqualified options, restricted stock awards, deferred stock awards, stock appreciation rights and other awards as described in the 1998 Plan. The board of directors determines vesting periods. At September 30, 2003, there were 100,000 options outstanding, exercisable at $1.00 per share and 100,000 options outstanding, exercisable at $.01 per share. There are no options available for future grants under the 1998 Plan.

The Company's 2002 Stock Award and Incentive Plan was adopted and ratified in June 2002. The 2002 Plan provides for a broad range of awards, including incentive and non-qualified options, restricted and deferred stock, performance awards, stock appreciation rights and other types of equity awards. A total of 2,000,000 of shares of Common Stock are reserved and available for grant under the 2002 Plan. The 2002 Plan carries forward the automatic annual grant of 2000 options to each director provided by the 1996 Plan.

At September 30, 2003 a total of 555,012 options were outstanding under the above plans and the freestanding grant. Options to purchase 289,500 shares at $.01 per share are excluded from the above totals, as such shares are deemed issued and outstanding due to the nominal exercise price of such options.

At  September  30,  2003,  the  following  warrants  were  outstanding:

                  Shares  Reserved     Exercise  Price          Expiration  Date
                  ----------------     ---------------          ----------------
Private  Placement
Unit  Warrants          666,667               1.00               April  16, 2005
Placement  Agent
Warrants                  5,000               1.00               April  16, 2005
                       ---------
     Total               671,667
                         =======

(Note  6)     Conversion  Of  Preferred  Stock
              --------------------------------
On September 18, 2003, pursuant to the written election of the holders, the Company issued 70,124,976 shares of Common Stock to the holders of Class B Preferred Stock in conversion of all of the issued and outstanding Class B Preferred Stock. Pursuant to the Amended and Restated Certificate of Incorporation of the Company, the Class B Preferred Stock converts into shares of Common Stock of the Company

(Note  7)     Issuance  of  Common  Stock
 --------     ---------------------------
On September 25, 2003, as consented to by the Board of Directors, the Company issued 200,000 common shares in satisfaction of $10,000 of certain consulting and legal fees applicable to the current fiscal year. The shares were issued under a free-standing stock grant, not pursuant to any Company plan.

(Note  8)     Litigation
              ----------
In April 2002, ICS was named as the defendant in a breach of contract complaint brought by a customer who had ordered computer equipment pursuant to a fixed bid. The complaint specifies damages of $91,052 plus costs. The Company has not accrued money for this complaint because management does not believe that any significant loss to the Company will result. Neither depositions nor a trial date have been scheduled.


VillageWorld.com is the defendant in a breach of contract complaint brought by a former customer. The claim is in the amount of $220,000. The Company has accrued the amount of $111,195 for this breach of contract complaint. The Company has denied the elements of the complaint and intends to contest the claims.

(Note  9)     Resignation  of  Members  of  Board  of  Directors
              --------------------------------------------------
On September 1, 2003, Dr. Steven Levi and David A. Levi, members of the Board of Directors of the Company, resigned from their positions on the Board of the Company.

FINANCIAL  STATEMENTS  OF  BIOMETRICS
Index  to  Financial  Statements  of  Biometrics
------------------------------------------------



Report of Independent Certified Accountant. . . . . . . . . . . . . . .  FB-2
Report of Independent Certified Accountant. . . . . . . . . . . . . . .  FB-3
Balance Sheet for the year ended December 31, 2002. . . . . . . . . . .  FB-4
Statements of Operations for the years ended December 31, 2002 and 2001  FB-5
Statements of Stockholders' Deficit for the years ended
 December 31, 2002 and 2001 . . . . . . . . . . . . . . . . . . . . . .  FB-6
Statements of Cash Flows for the years ended December 31, 2002 and 2001  FB-7
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . .  FB-8 to FB-10

Unaudited Balance Sheets for the nine month period ended
 September 30, 2003 and year ended December 31, 2002. . . . . . . . . .  FFB-1
Unaudited Statements of Operations for the nine month periods ended
 September 30, 2003 and 2002. . . . . . . . . . . . . . . . . . . . . .  FFB-2
Unaudited Statements of Stockholders' Deficit for the nine
 month periods ended September 30, 2003 and 2002. . . . . . . . . . . .  FFB-3
Unaudited Statements of Cash Flows for the nine month periods ended
 September 30, 2003 and 2002. . . . . . . . . . . . . . . . . . . . . .  FFB-4
Notes to Unaudited Financial Statements . . . . . . . . . . . . . . . .  FFB-5 to FFB-7


                                      FB1

INDEPENDENT  AUDITORS'  REPORT


BOARD  OF  DIRECTORS
BIOMETRICS2000.COM  CORP.
WELLINGTON,  FLORIDA


   WE HAVE AUDITED THE BALANCE SHEET OF BIOMETRICS2000.COM CORPORATION (THE "COMPANY") AS OF DECEMBER 31, 2002 AND THE RELATED STATEMENTS OF OPERATIONS, STOCKHOLDERS' DEFICIT AND CASH FLOWS FOR THE YEAR THEN ENDED. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE OMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDIT.

   WE CONDUCTED OUR AUDIT IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM OUR AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

   IN OUR OPINION, THE FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF BIOMETRICS2000.COM CORPORATION AS OF DECEMBER 31, 2002 AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS FOR THE YEARS THEN ENDED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.

   THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THAT THE COMPANY WILL CONTINUE AS A GOING CONCERN. AS DISCUSSED IN NOTE 1 TO THE FINANCIAL STATEMENTS, THE COMPANY'S LOSSES FROM OPERATIONS AND STOCKHOLDERS' DEFICIT RAISE SUBSTANTIAL DOUBT ABOUT ITS ABILITY TO CONTINUE AS A GOING CONCERN. THE FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY.


/S/  STOWE  &  DEGON
WORCESTER,  MASSACHUSETTS
DECEMBER  19,  2003

                                      FB2

INDEPENDENT  AUDITORS'  REPORT


BOARD  OF  DIRECTORS
BIOMETRICS2000.COM  CORP.
WELLINGTON,  FLORIDA


   WE HAVE REVIEWED THE BALANCE SHEET OF BIOMETRICS2000.COM CORPORATION (THE "COMPANY") AS OF SEPTEMBER 30, 2003 AND THE RELATED STATEMENTS OF OPERATIONS, STOCKHOLDERS' DEFICIT AND CASH FLOWS FOR THE YEAR THEN ENDED IN ACCORDANCE WITH STATEMENTS ON STANDARDS FOR THE ACCOUNTING AND REVIEW SERVICES ISSUED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS. ALL INFORMATION INCLUDED IN THESE FINANCIAL STATEMENTS IS THE REPRESENTATION OF THE MANAGEMENT OF BIOMETRICS2000.COM.

   A REVIEW CONSISTS PRINCIPALLY OF INQUIRIES OF COMPANY PERSONNEL AND ANALYTIC PROCEDURES APPLIED TO FINANCIAL DATA. IT IS SUBSTANTIALLY LESS IN SCOPE THAN AN AUDIT IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES, THE OBJECTIVE OF WHICH IS THE EXPRESSION OF AN OPINION REGARDING THE FINANCIAL STATEMENTS TAKEN AS A WHOLE. ACCORDINLY, WE DO NOT EXPRESS SUCH AN OPINION.

  BASED ON OUR REVIEW, WE ARE NOTAWARE OF ANY MAYERIAL MODIFICATIONS THAT SHOULD BE MADE TO THE ACCOMPANYING FINANCIAL STATEMENTS IN ORDER FOR THEM TO BE IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE INITED STATES OF AMERICA.

THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THAT THE COMPANY WILL CONTINUE AS A GOING CONCERN. AS DISCUSSED IN NOTE 1 TO THE FINANCIAL STATEMENTS, THE COMPANY'S LOSSES FROM OPERATIONS AND STOCKHOLDERS
DEFICIT RAISE SUBSTANTIAL DOUBT ABOUT ITS ABILITY TO CONTINUE AS A GOING CONCERN. THE FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY.

/S/  STOWE  &  DEGON
WORCESTER,  MASSACHUSETTS
October   15,  2003

                                      FB3




BioMetrics 2000.com Corp.
Balance Sheet for at
December 31, 2002

                                                 December 31, 2002
ASSETS
CURRENT ASSETS
 Cash. . . . . . . . . . . . . . . . . . . . .  $            6,389
 Accounts receivable - trade (less
   allowance for doubtful accounts of
   $1,000 and $19,000 in 2002 and
   2001, respectively) . . . . . . . . . . . .               7,672
 Inventory . . . . . . . . . . . . . . . . . .              30,212
                                                -------------------

       Total current assets. . . . . . . . . .  $           44,273

Equipment
 Computer equipment. . . . . . . . . . . . . .              12,203
 Less Accumulated Depreciation . . . . . . . .              (9,287)
                                                -------------------
      Equipment, net . . . . . . . . . . . . .               2,916
                                                -------------------

Deposit. . . . . . . . . . . . . . . . . . . .                   -
                                                -------------------

Total. . . . . . . . . . . . . . . . . . . . .              47,189
                                                ===================


LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
 Accounts payable - trade. . . . . . . . . . .  $           92,245
Accrued expenses . . . . . . . . . . . . . . .             172,011
 Notes payable - shareholders. . . . . . . . .              94,509
 Note payable. . . . . . . . . . . . . . . . .              20,000
                                                -------------------

     Total current liabilities . . . . . . . .  $          378,765
                                                -------------------

STOCKHOLDERS' DEFICIT
 Preferred stock, $1.00 par value, 5,000,000
 shares authorized, none issued and
 outstanding . . . . . . . . . . . . . . . . .                   -
Common stock,$.001 par value, 25,000,000
 shares authorized; 20,954,333 and 17,446,333
 shares issued and outstanding at December
 31, 2002 and  2001, respectively. . . . . . .              20,954
Additional paid-in capital . . . . . . . . . .           1,093,146
Accumulated Deficit. . . . . . . . . . . . . .          (1,445,676)

     Total stockholder's deficit . . . . . . .            (331,576)

Total. . . . . . . . . . . . . . . . . . . . .  $           47,189
                                                ===================

       The accompanying notes are an integral part of the financial statements.


                                      FB4


BIOMETRICS  2000.COM CORPORATION
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002 (AUDITED) AND 2001 (UNADITED)


                                                   2002             2001
SALES. . . . . . . . . . . . . . . . . . . . .  $ 196,022        $ 137,161

COST OF SALES. . . . . . . . . . . . . . . . .    113,663          139,762
                                                ----------      ----------

GROSS PROFIT . . . . . . . . . . . . . . . . .     82,359           (2,601)

OPERATING EXPENSES . . . . . . . . . . . . . .   (217,505)        (376,378)
                                                ----------       ----------

LOSS FROM OPERATIONS . . . . . . . . . . . . .   (135,146)        (378,979)

INTEREST EXPENSE . . . . . . . . . . . . . . .    (11,081)          (2,000)
                                                ----------       ----------

LOSS BEFORE INCOME TAX EXPENSE . . . . . . . .   (146,227)        (380,979)
                                                ----------       ----------

INCOME TAX EXPENSE . . . . . . . . . . . . . .          -                -

NET LOSS . . . . . . . . . . . . . . . . . . .  $(146,227)       $(380,979)
                                                ----------       ----------

       The accompanying notes are an integral part of the financial statements.


                                      FB5




BIOMETRICS 2000.COM CORPORATION
STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2002 (AUDITED) AND 2001 (UNAUDITED)

                                                                       Additional
                                                  Common     Stock      Paid-in
                                                  Shares    Amount      Capital     (Deficit)      Total
Balance January 1, 2001. . . . . . . . . . . .  15,646,333  $15,646  $  935,454  $  (918,470)  $  32,630

Issuance of stock. . . . . . . . . . . . . . .   1,800,000    1,800     156,200            -   $ 158,000
                                                ----------  -------  ----------  ------------  ----------

Net Loss . . . . . . . . . . . . . . . . . . .           -        -           -     (380,979)   (380,979)
                                                ----------  -------  ----------  ------------  ----------

Balance, December 31, 2001 . . . . . . . . . .  17,446,333   17,446   1,091,654   (1,299,449)   (190,349)

Issuance of stock. . . . . . . . . . . . . . .   3,508,000    3,508       1,492            -       5,000
                                                ----------  -------  ----------  ------------  ----------

Net Loss . . . . . . . . . . . . . . . . . . .           -        -           -     (146,227)   (146,227)
                                                ----------  -------  ----------  ------------  ----------

Balance, December 31, 2002 . . . . . . . . . .  20,954,333   20,954   1,093,146   (1,445,676)   (331,576)
                                                ----------  -------  ----------  ------------  ----------

       The accompanying notes are an integral part of the financial statements.


                                      FB6


BIOMETRICS 2000.COM CORPORATION
STATEMENT OF CASH FLOW
FOR THE YEAR ENDED DECEMBER 31, 2002 (AUDITED) AND 2001 (UNAUDITED)


                                                                2002        2001
OPERATING ACTIVITIES
Net Loss . . . . . . . . . . . . . . . . . . . . . . .        (146,227)   (380,979)
Adjustments to reconcile net loss to net cash provided
from operating activities:

     Depreciation. . . . . . . . . . . . . . . . . . .           2,441       3,281

     Changes in:

       Accounts receivable - trade . . . . . . . . . .           7,225       9,035
       Inventory . . . . . . . . . . . . . . . . . . .          26,292      28,206
       Deposit . . . . . . . . . . . . . . . . . . . .           3,540           -
       Accounts payable and accrued expenses . . . . .          42,175     143,874
                                                             ----------  ----------

         Net Cash used in operating activities . . . .         (64,554)   (196,583)



FINANCING ACTIVITIES:

    Issuance of common stock . . . . . . . . . . . . .           5,000     158,000
    Principal payments on nonbank indebtedness . . . .               -      (2,626)
    Proceeds from nonbank indebtedness . . . . . . . .          56,410      40,725
                                                             ----------  ----------

       Net cash provided by financing activities . . .          61,410     196,099

DECREASE IN CASH . . . . . . . . . . . . . . . . . . .          (3,144)       (484)

CASH

   Beginning of year . . . . . . . . . . . . . . . . .           9,533      10,017
                                                             ----------  ----------

   End of year . . . . . . . . . . . . . . . . . . . .       $   6,389   $   9,533
                                                             ----------  ----------

       The accompanying notes are an integral part of the financial statements.


                                      FB7

(NOTE  1)   THE  COMPANY  AND  BASIS  OF  PRESENTATION

BUSINESS - BIOMETRICS2000.COM CORPORATION (THE "COMPANY") MARKETS, RESELLS AND INTEGRATES BIOMETRIC DEVICES INTO EXISTING ELECTRONIC ACCESS CONTROL SYSTEMS, TIME TRACKING SYSTEMS, HEALTH CARE SYSTEMS AND DATA SECURITY SYSTEMS. THE COMPANY IS ALSO A VALUE-ADDED RE-SELLER AND INTEGRATOR OF SPREAD SPECTRUM WIRELESS TRANSCEIVERS FOR DATA TRANSMISSION SYSTEMS.

BASIS OF FINANCIAL STATEMENT PRESENTATION - THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ON A GOING CONCERN BASIS, WHICH CONTEMPLATES THE REALIZATION OF ASSETS AND THE SATISFACTION OF LIABILITIES IN THE NORMAL COURSE OF BUSINESS. FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND 2001, THE COMPANY INCURRED NET LOSSES OF $146,227 AND $380,979 RESPECTIVELY. THESE FACTORS INDICATE THAT THE COMPANY'S CONTINUATION AS A GOING CONCERN IS DEPENDENT UPON ITS ABILITY TO GENERATE SUFFICIENT CASH FLOW TO MEET ITS OBLIGATIONS ON A TIMELY BASIS, TO OBTAIN ADDITIONAL FINANCING, AND ULTIMATELY ATTAIN PROFITABILITY. MANAGEMENT HAS SUPPLIED NO INFORMATION INDICATING THAT THERE ARE ANY COMMITTED SOURCES OF ADDITIONAL FINANCING.

USE OF ESTIMATES - THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA NECESSARILY REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNTS OF ASSETS AND LIABILITIES AND DISCLOSURE OF CONTINGENT ASSETS AND LIABILITIES AT THE BALANCE SHEET DATES. ESTIMATES INCLUDE RESERVES FOR ACCOUNTS RECEIVABLE AND INVENTORY, USEFUL LIVES OF EQUIPMENT, ACCRUED LIABILITIES, AND DEFERRED INCOME TAXES.

INVENTORY - INVENTORY IS STATED AT THE LOWER OF COST (FIRST IN, FIRST-OUT METHOD) ("FIFO") OR MARKET.

EQUIPMENT - EQUIPMENT IS RECORDED AT COST. DEPRECIATION IS COMPUTED USING THE STRAIGHT-LINE METHOD OVER THE ESTIMATED USEFUL LIFE OF FIVE YEARS FOR EQUIPMENT.

REVENUE  RECOGNITION  -  REVENUES  ARE  RECOGNIZED  WHEN  PRODUCTS  ARE SHIPPED.

INCOME TAXES - THE COMPANY ACCOUNTS FOR THE INCOME TAXES IN ACCORDANCE WITH SFAS NO. 109, "ACCOUNTING FOR INCOME TAXES". THE STATEMENT REQUIRES RECOGNITION OF DEFERRED TAX LIABILITIES AND ASSETS FOR THE EXPECTED FUTURE TAX CONSEQUENCES OF EVENTS THAT HAVE BEEN INCLUDED IN THE FINANCIAL STATEMENTS OR TAX RETURNS. DEFERRED TAX LIABILITIES AND ASSETS ARE DETERMINED BASED ON THE DIFFERENCE BETWEEN THE FINANCIAL STATEMENT CARRYING AMOUNTS AND A TAX BASIS OF EXISTING ASSETS AND LIABILITIES, USING ENACTED TAX RATES IN EFFECT IN THE YEARS IN WHICH THE DIFFERENCES ARE EXPECTED TO REVERSE.

CONCENTRATION OF CREDIT RISK - FINANCIAL INSTRUMENTS THAT POTENTIALLY SUBJECT THE COMPANY TO CONCENTRATIONS OF CREDIT RISKS CONSIST PRIMARILY OF ACCOUNTS RECEIVABLE. CREDIT RISK ON ACCOUNTS RECEIVABLE IS MINIMIZED BASED ON THE EVALUATION OF CUSTOMERS' FINANCIAL CONDITIONS AND CREDIT HISTORIES. THE COMPANY ESTIMATES AN ALLOWANCE FOR DOUBTFUL ACCOUNTS BASED ON KNOWLEDGE OF THE CUSTOMERS' CREDIT HISTORIES AND ECONOMIC CONDITIONS.


                                      FB8

ADVERTISING - COSTS OF ADVERTISING ARE EXPENSED AS INCURRED. ADVERTISING EXPENSE WAS APPROXIMATELY $38,000 AND $1,500 DURING 2002 AND 2001, RESPECTIVELY.

(NOTE  2)   NOTE  PAYABLE

THE NOTE PAYABLE BEARS INTEREST AT 10% PER ANNUM AND IS DUE ON DEMAND. ACCORDINGLY, THE LOAN HAS BEEN CLASSIFIED AS A CURRENT LIABILITY. INTEREST EXPENSE ASSOCIATED WITH THIS NOTE WAS APPROXIMATELY $11,000 AND $2,000 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001, RESPECTIVELY. INTEREST EXPENSE HAS NOT BEEN PAID FOR 2002 AND 2001 AND IS INCLUDED IN ACCRUED EXPENSES AS OF DECEMBER 31, 2002.

(NOTE  3)   NOTES  PAYABLE  -  SHAREHOLDERS

THE NOTES PAYABLE TO SHAREHOLDERS ARE NON-INTEREST BEARING AND ARE DUE ON DEMAND. ACCORDINGLY, THE LOANS HAVE BEEN CLASSIFIED AS A CURRENT LIABILITY.

(NOTE  4)   INCOME  TAXES

AS OF DECEMBER 31, 2002 THE NET OPERATING ACCUMULATED DEFICIT AMOUNTS TO $1,445,676 AND IS AVAILABLE TO OFFSET FUTURE FEDERAL AND STATE TAXABLE INCOME. NO PROVISION FOR 2002 INCOME TAXES HAS BEEN RECORDED DUE TO CONTINUED LOSSES
DURING 2002. DUE TO THE UNCERTAINTY SURROUNDING THE COMPANY'S ABILITY TO REALIZE THE BENEFIT OF THESE NET OPERATING LOSS CARRYFORWARDS A VALUATION RESERVE HAS BEEN ESTABLISHED TO FULLY RESERVE THE ESTIMATED DEFERRED TAX BENEFIT (APPROXIMATELY $578,000). THE NET OPERATING LOSS CARRYFORWARDS FOR THE FEDERAL AND STATE PURPOSES WILL EXPIRE IN THE YEARS 2019 AND 2004, RESPECTIVELY.

(NOTE  5)   RELATED  PARTY  TRANSACTIONS

DURING 2001, THE COMPANY MADE PAYMENTS TO A RELATED ENTITY FOR RESEARCH AND DEVELOPMENT COSTS. THE ENTITY IS OWNED BY A SHAREHOLDER OF BIOMETRICS2000.COM. TOTAL PAYMENTS MADE TO THE RELATED PARTY DURING 2001 FOR RESEARCH AND DEVELOPMENT COSTS APPROXIMATELY $48,000, RESPECTIVELY. PAYMENTS MADE TO THE RELATED PARTY DURING 2002 WERE NOT SIGNIFICANT.

(NOTE  6)   COMMON  STOCK

DURING  THE  FISCAL  YEARS  2002 AND 2001, RESPECTIVELY, 3,483,000 AND 1,010,000
SHARES PAR VALUE COMMON STOCK WERE ISSUED AT NO COST TO THE RECIPIENTS OF THE STOCK IN LIEU OF PAYMENTS FOR VARIOUS REASONS SUCH AS CONTRACT WORK AND PAYROLL. IN ADDITION, THERE WERE 25,000 SHARES DURING 2002 AND 790,000 SHARES DURING 2001 OF COMMON STOCK ISSUED TO RAISE CAPITAL FOR OPERATING EXPENSES. THE ISSUANCE OF THOSE SHARES BROUGHT IN CAPITAL OF $5,000 AND $158,000 RESPECTIVELY.


                                      FB9

(NOTE  7)   DIVIDEND  POLICY

THERE HAVE BEEN NO DIVIDENDS PAID AND THE COMPANY DOES NOT PRESENTLY INTEND TO DECLARE ANY DIVIDENDS PAID ON ITS COMMON STOCK IN THE FORESEEABLE FUTURE. THE COMPANY ANTICIPATES THAT ALL EARNINGS AND RESOURCES, IF ANY, WILL BE RETAINED FOR INVESTMENT IN ITS BUSINESS.

(NOTE  8)  MAJOR  CUSTOMERS

DURING 2002, THE COMPANY MADE SALES AGGREGATING APPROXIMATELY $43,000 (22% OF NET SALES) TO TWO CUSTOMERS. DURING 2001, THE COMPANY MADE SALES AGGREGATING APPROXIMATELY $122,000 (78%) OF NET SALES TO FIVE CUSTOMERS. AT DECEMBER 31, 2002 AND 2001, THE COMPANY HAD RECEIVABLES FROM MAJOR CUSTOMERS AGGREGATING APPROXIMATELY $4,000 AND $25,000, RESPECTIVELY.

(NOTE  9)  COMMITMENTS  AND  CONTINGENCIES

THE COMPANY LEASES ITS PRIMARY OFFICE SPACE UNDER A TENANT AT WILL AGREEMENT FROM A RELATED PARTY. RENT PAID TO THE RELATED PARTY AMOUNTED TO $22,500 DURING 2002 AND 2001. DURING 2001, THE COMPANY LEASED OFFICE SPACE UNDER A LEASE
AGREEMENT THAT WAS TERMINATED IN JUNE OF 2001. TOTAL RENT EXPENSE WAS APPROXIMATELY $22,500 AND $45,000 DURING 2002 AND 2001, RESPECTIVELY.

THE COMPANY HAS BEEN INVOLVED IN MINOR LITIGATION IN THE ORDINARY COURSE OF BUSINESS. FURTHER LITIGATION OR CLAIMS IN THE ORDINARY COURSE OF BUSINESS IS
POSSIBLE. MANAGEMENT IS NOT AWARE OF ANY CLAIMS THAT WILL HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF THE COMPANY.

(NOTE  10)  SUBSEQUENT  EVENTS  -  AGREEMENT  AND  PLAN  OF  MERGER  WITH
VILLAGEWORLD.COM

ON  OCTOBER  29,  2003,  THE  COMPANY,  VILLAGEWORLD.COM,  INC., BIOMETRICS 2000
ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF VILLAGEWORLD.COM, INC. ("BAC") AND CERTAIN SHAREHOLDERS OF THE COMPANY ENTERED INTO AN AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH THE COMPANY IS TO MERGE INTO BAC AND THE
STOCKHOLDERS OF THE COMPANY WILL BE ISSUED 55% OF THE ISSUED AND OUTSTANDING STOCK OF VILLAGEWORLD AFTER GIVING EFFECT TO THE MERGER. THE CLOSING OF THE TRANSACTION IS SUBJECT TO CERTAIN CONDITIONS. IF THE PROPOSED MERGER IS EFFECTED, THE MERGED COMPANIES WILL SEEK TO EXPAND THEIR BUSINESS WITH THE GOAL OF RETURNING TO PROFITABILITY. THERE IS NO GUARANTEE THAT THE PROPOSED TRANSACTION WILL BE CONSUMMATED.


                                      FB10



BIOMETRICS 2000.COM CORP.
BALANCE SHEET FOR NINE MONTHS ENDING SEPTEMBER 30,2003 (UNAUDITED) AND
YEAR ENDING DECEMBER 31, 2002

                                                              September 30, 2003    December 31, 2002
ASSETS
CURRENT ASSETS
 Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             9,397   $            6,389
 Accounts receivable - trade (less
   allowance for doubtful accounts of
   $1,000 and $1,000 in 2003 and
   2002, respectively). . . . . . . . . . . . . . . . . . .               29,569                7,672
 Inventory. . . . . . . . . . . . . . . . . . . . . . . . .               53,712               30,212
                                                             --------------------  -------------------

       Total current assets . . . . . . . . . . . . . . . .  $            92,678   $           44,273

Equipment
 Computer equipment . . . . . . . . . . . . . . . . . . . .               12,203               12,203
 Less Accumulated Depreciation. . . . . . . . . . . . . . .              (11,287)              (9,287)
                                                             --------------------  -------------------

      Equipment, net. . . . . . . . . . . . . . . . . . . .                  916                2,916
                                                             --------------------  -------------------

Deposit . . . . . . . . . . . . . . . . . . . . . . . . . .                    -                    -
                                                             --------------------  -------------------

Total . . . . . . . . . . . . . . . . . . . . . . . . . . .               93,594               47,189
                                                             ====================  ===================


LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
 Accounts payable - trade . . . . . . . . . . . . . . . . .  $           294,676   $           92,245
Accrued expenses. . . . . . . . . . . . . . . . . . . . . .               66,081              172,011
 Notes payable - shareholders . . . . . . . . . . . . . . .              112,891               94,509
 Note payable . . . . . . . . . . . . . . . . . . . . . . .               20,000               20,000
                                                             --------------------  -------------------

     Total current liabilities. . . . . . . . . . . . . . .  $           493,648   $          378,765
                                                             --------------------  -------------------

STOCKHOLDERS' DEFICIT
 Preferred stock, $1.00 par value, 5,000,000
 shares authorized, none issued and
 outstanding. . . . . . . . . . . . . . . . . . . . . . . .                    -                    -
Common stock,$.001 par value, 25,000,000
 shares authorized; 25,000,000 and 20,954,333
 shares issued and outstanding at September 30,
2003 and December 31, 2002 , respectively . . . . . . . . .               25,000               20,954
Additional paid-in capital. . . . . . . . . . . . . . . . .            1,169,710            1,093,146
Accumulated Deficit . . . . . . . . . . . . . . . . . . . .           (1,594,764)          (1,445,676)
                                                             --------------------  -------------------

     Total stockholder's deficit. . . . . . . . . . . . . .             (400,054)            (331,576)
                                                             --------------------  -------------------

Total . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            93,594   $           47,189
                                                             ====================  ===================

       The accompanying notes are an integral part of the financial statements.
                                      FFB1




BIOMETRICS  2000.COM CORPORATION
UNAUDITED STATEMENTS OF OPERATIONS
FOR THE NINE MONTH ENDED SEPTEMBER 30, 2003 AND 2002

                                                       SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
SALES. . . . . . . . . . . . . . . . . . . . . . . .  $           128,991   $           118,130

COST OF SALES. . . . . . . . . . . . . . . . . . . .               41,408   $            83,282
                                                      --------------------  --------------------

GROSS PROFIT . . . . . . . . . . . . . . . . . . . .               87,583                34,848

OPERATING EXPENSES . . . . . . . . . . . . . . . . .             (234,671)             (100,550)
                                                      --------------------  --------------------

LOSS FROM OPERATIONS . . . . . . . . . . . . . . . .             (147,088)              (65,702)

INTEREST EXPENSE . . . . . . . . . . . . . . . . . .               (2,000)               (1,500)
                                                      --------------------  --------------------

LOSS BEFORE INCOME TAX EXPENSE . . . . . . . . . . .             (149,088)              (67,202)

INCOME TAX EXPENSE . . . . . . . . . . . . . . . . .                    -                     -
                                                      --------------------  --------------------

NET LOSS . . . . . . . . . . . . . . . . . . . . . .  $          (149,088)  $           (67,202)
                                                      --------------------  --------------------

       The accompanying notes are an integral part of the financial statements.
                                      FFB2




BIOMETRICS 2000.COM CORPORATION
UNAUDITED STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002


                                                                        Additional
                                                      Common   Stock      Paid-in
                                                     Shares    Amount    Capital     (Deficit)       Total
                                                     ------    -----     -------     ---------       -----
Balance January 1, 2002 . . . . . . . . . . . . .  17,446,333  $17,446  $1,091,654  $(1,299,449)   ($190,349)

Issuance of stock . . . . . . . . . . . . . . . .   2,358,000    2,358       1,492            -   $    3,850
                                                   ----------  -------  ----------  ------------  -----------

Net Loss. . . . . . . . . . . . . . . . . . . . .           -        -           -      (67,202)     (67,202)
                                                   ----------  -------  ----------  ------------  -----------

Balance, September 30, 2002 . . . . . . . . . . .  19,804,333  $19,804  $1,093,146  $(1,366,651)  $ (253,701)





Balance January 1, 2003 . . . . . . . . . . . . .  20,954,333  $20,954  $1,093,146  $(1,445,676)  $ (331,576)
                                                   ----------  -------  ----------  ------------  -----------

Issuance of stock . . . . . . . . . . . . . . . .   4,045,667    4,046      76,564            -       80,610
                                                   ----------  -------  ----------  ------------  -----------

Net Loss. . . . . . . . . . . . . . . . . . . . .           -        -           -     (149,088)    (149,088)
                                                   ----------  -------  ----------  ------------  -----------

Balance, September 30, 2002 . . . . . . . . . . .  25,000,000   25,000   1,169,710   (1,594,764)    (400,054)
                                                   ==========  =======  ==========  ============  ===========

       The accompanying notes are an integral part of the financial statements.

                                      FFB3


BIOMETRICS 2000.COM CORPORATION
UNAUDITED STATEMENT OF CASH FLOW
FOR THE NINE MONTH ENDED SEPTEMBER 30, 2003 AND 2002

                                                           2003       2002
OPERATING ACTIVITIES
Net Loss . . . . . . . . . . . . . . . . . . . . . . .   (149,088)   (67,202)
Adjustments to reconcile net loss to net cash provided
from operating activities:

     Depreciation. . . . . . . . . . . . . . . . . . .      2,000      1,830

     Changes in:

       Accounts receivable - trade . . . . . . . . . .    (21,897)     4,715
       Inventory . . . . . . . . . . . . . . . . . . .    (23,500)    20,950
       Deposit . . . . . . . . . . . . . . . . . . . .          0       3540
       Accounts payable and accrued expenses . . . . .     96,501     (3,291)
                                                        ----------  ---------

         Net Cash used in operating activities . . . .    (95,984)   (39,458)



FINANCING ACTIVITIES:

    Issuance of common stock . . . . . . . . . . . . .     80,610      3,850
    Principal payments on nonbank indebtedness . . . .          -          -
    Proceeds from nonbank indebtedness . . . . . . . .     18,382     29,600
                                                        ----------  ---------

       Net cash provided by financing activities . . .     98,992     33,450

DECREASE IN CASH . . . . . . . . . . . . . . . . . . .      3,008     (6,008)

CASH

   Beginning of year . . . . . . . . . . . . . . . . .      6,389      9,533
                                                        ----------  ---------

   End of year . . . . . . . . . . . . . . . . . . . .  $   9,397   $  3,525
                                                        ----------  ---------

       The accompanying notes are an integral part of the financial statements.


                                      FFB4

(NOTE  1)   THE  COMPANY  AND  BASIS  OF  PRESENTATION

BUSINESS - BIOMETRICS2000.COM CORPORATION (THE "COMPANY") MARKETS, RESELLS AND INTEGRATES BIOMETRIC DEVICES INTO EXISTING ELECTRONIC ACCESS CONTROL SYSTEMS, TIME TRACKING SYSTEMS, HEALTH CARE SYSTEMS AND DATA SECURITY SYSTEMS. THE COMPANY IS ALSO A VALUE-ADDED RE-SELLER AND INTEGRATOR OF SPREAD SPECTRUM WIRELESS TRANSCEIVERS FOR DATA TRANSMISSION SYSTEMS.

BASIS OF FINANCIAL STATEMENT PRESENTATION - THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ON A GOING CONCERN BASIS, WHICH CONTEMPLATES THE REALIZATION OF ASSETS AND THE SATISFACTION OF LIABILITIES IN THE NORMAL COURSE OF BUSINESS. FOR THE NINE MONTH PERIOD ENDING SEPTEMBER 30, 2003 AND 2002, THE COMPANY INCURRED NET LOSSES OF $149,088 AND $67,202 RESPECTIVELY. THESE FACTORS INDICATE THAT THE COMPANY'S CONTINUATION AS A GOING CONCERN IS DEPENDENT UPON ITS ABILITY TO GENERATE SUFFICIENT CASH FLOW TO MEET ITS OBLIGATIONS ON A TIMELY BASIS, TO OBTAIN ADDITIONAL FINANCING, AND ULTIMATELY ATTAIN PROFITABILITY. MANAGEMENT HAS SUPPLIED NO INFORMATION INDICATING THAT THERE ARE ANY COMMITTED SOURCES OF ADDITIONAL FINANCING.

USE OF ESTIMATES - THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA NECESSARILY REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNTS OF ASSETS AND LIABILITIES AND DISCLOSURE OF CONTINGENT ASSETS AND LIABILITIES AT THE BALANCE SHEET DATES. ESTIMATES INCLUDE RESERVES FOR ACCOUNTS RECEIVABLE AND INVENTORY, USEFUL LIVES OF EQUIPMENT, ACCRUED LIABILITIES, AND DEFERRED INCOME TAXES.

INVENTORY - INVENTORY IS STATED AT THE LOWER OF COST (FIRST IN, FIRST-OUT METHOD) ("FIFO") OR MARKET.

EQUIPMENT - EQUIPMENT IS RECORDED AT COST. DEPRECIATION IS COMPUTED USING THE STRAIGHT-LINE METHOD OVER THE ESTIMATED USEFUL LIFE OF FIVE YEARS FOR EQUIPMENT.

REVENUE  RECOGNITION  -  REVENUES  ARE  RECOGNIZED  WHEN  PRODUCTS  ARE SHIPPED.

INCOME TAXES - THE COMPANY ACCOUNTS FOR THE INCOME TAXES IN ACCORDANCE WITH SFAS NO. 109, "ACCOUNTING FOR INCOME TAXES". THE STATEMENT REQUIRES RECOGNITION OF DEFERRED TAX LIABILITIES AND ASSETS FOR THE EXPECTED FUTURE TAX CONSEQUENCES OF EVENTS THAT HAVE BEEN INCLUDED IN THE FINANCIAL STATEMENTS OR TAX RETURNS. DEFERRED TAX LIABILITIES AND ASSETS ARE DETERMINED BASED ON THE DIFFERENCE BETWEEN THE FINANCIAL STATEMENT CARRYING AMOUNTS AND A TAX BASIS OF EXISTING ASSETS AND LIABILITIES, USING ENACTED TAX RATES IN EFFECT IN THE YEARS IN WHICH THE DIFFERENCES ARE EXPECTED TO REVERSE.

CONCENTRATION OF CREDIT RISK - FINANCIAL INSTRUMENTS THAT POTENTIALLY SUBJECT THE COMPANY TO CONCENTRATIONS OF CREDIT RISKS CONSISTS PRIMARILY OF ACCOUNTS RECEIVABLE. CREDIT RISK ON ACCOUNTS RECEIVABLE IS MINIMIZED BASED ON THE EVALUATION OF CUSTOMERS' FINANCIAL CONDITIONS AND CREDIT HISTORIES. THE COMPANY ESTIMATES AN ALLOWANCE FOR DOUBTFUL ACCOUNTS BASED ON KNOWLEDGE OF THE CUSTOMERS' CREDIT HISTORIES AND ECONOMIC CONDITIONS.


                                      FFB5

ADVERTISING - COSTS OF ADVERTISING ARE EXPENSED AS INCURRED. ADVERTISING EXPENSE WAS APPROXIMATELY $18,000 AND $19,200 IN 2003 AND 2002, RESPECTIVELY.


(NOTE  2)   NOTE  PAYABLE

THE NOTE PAYABLE BEARS INTEREST AT 10% PER ANNUM AND IS DUE ON DEMAND. ACCORDINGLY, THE LOAN HAS BEEN CLASSIFIED AS A CURRENT LIABILITY. INTEREST EXPENSE ASSOCIATED WITH THIS NOTE WAS APPROXIMATELY $2,000 FOR THE FIRST NINE MONTHS IN 2003 AS COMPARED TO $8,250 FOR THE SAME PERIOD IN 2002. INTEREST EXPENSE HAS NOT BEEN PAID FOR 2003 AND 2002 AND IS INCLUDED IN ACCRUED EXPENSES AS OF SEPTEMBER 30, 2003

(NOTE  3)   NOTES  PAYABLE  -  SHAREHOLDERS

THE NOTES PAYABLE TO SHAREHOLDERS ARE NON-INTEREST BEARING AND ARE DUE ON DEMAND. ACCORDINGLY, THE LOANS HAVE BEEN CLASSIFIED AS A CURRENT LIABILITY.

(NOTE  4)   INCOME  TAXES

AS OF DECEMBER 31, 2002 THE NET OPERATING ACCUMULATED DEFICIT AMOUNTS TO $1,445,676 AND IS AVAILABLE TO OFFSET FUTURE FEDERAL AND STATE TAXABLE INCOME. NO PROVISION FOR 2003 INCOME TAXES HAS BEEN RECORDED DUE TO CONTINUED LOSSES IN 2003. DUE TO THE UNCERTAINTY SURROUNDING THE COMPANY'S ABILITY TO REALIZE THE BENEFIT OF THESE NET OPERATING LOSS CARRYFORWARDS A VALUATION RESERVE HAS BEEN ESTABLISHED TO FULLY RESERVE THE ESTIMATED DEFERRED TAX BENEFIT (APPROXIMATELY $578,000). THE NET OPERATING LOSS CARRYFORWARDS FOR THE FEDERAL AND STATE PURPOSES WILL EXPIRE IN THE YEARS 2019 AND 2004, RESPECTIVELY.

(NOTE  5)   RELATED  PARTY  TRANSACTIONS

IN 2001 THE COMPANY MADE PAYMENTS TO A RELATED ENTITY FOR RESEARCH AND DEVELOPMENT COSTS. THE ENTITY IS OWNED BY A STOCKHOLDER OF BIOMETRICS2000.COM. TOTAL PAYMENTS MADE TO THE RELATED PARTY IN 2001 FOR RESEARCH AND DEVELOPMENT COSTS APPROXIMATELY $48,000, RESPECTIVELY. PAYMENTS MADE TO THE RELATED PARTY ON 2002 AND 2003 WERE NOT SIGNIFICANT.

(NOTE  6)   COMMON  STOCK

IN THE FIRST NINE MONTHS OF 2003 AND YEAR ENDED DECEMBER 31, 2002, RESPECTIVELY, 3,145,667 AND 3,483,000 SHARES PAR VALUE COMMON STOCK WERE ISSUED AT NO COST TO THE RECIPIENTS OF THE STOCK IN LIEU OF PAYMENTS FOR VARIOUS REASONS SUCH AS CONTRACT WORK AND PAYROLL. IN ADDITION, THERE WERE 900,000 SHARES DURING THE NINE MONTHS OF 2003 AND 25,000 SHARES DURING THE FISCAL YEAR 2002 OF COMMON STOCK ISSUED TO RAISE CAPITAL FOR OPERATING EXPENSES. THE ISSUANCE OF THOSE SHARES BROUGHT IN CAPITAL OF $80,610 AND $5,000 RESPECTIVELY.


                                      FFB6

(NOTE  7)  MAJOR  CUSTOMERS

IN 2003 THE COMPANY MADE SALES AGGREGATING APPROXIMATELY $70,000 (54.3% OF NET SALES) TO THREE CUSTOMERS. DURING 2002, THE COMPANY MADE SALES AGGREGATING APPROXIMATELY $47,000 (39.8% OF NET SALES TO THREE CUSTOMERS. AT SEPTEMBER 30, 2003 AND 2002 THE COMPANY HAD RECEIVABLES FROM MAJOR CUSTOMERS AGGREGATING APPROXIMATELY $11,000 AND $4,500, RESPECTIVELY.

(NOTE  8)  COMMITMENTS  AND  CONTINGENCIES

THE COMPANY LEASES ITS PRIMARY OFFICE SPACE UNDER A TENANT AT WILL AGREEMENT FROM A RELATED PARTY. RENT PAID TO THE RELATED PARTY AMOUNTED TO $16,875 IN THE FIRST NINE MONTHS OF BOTH 2003 AND 2002.

THE COMPANY HAS BEEN INVOLVED IN MINOR LITIGATION IN THE ORDINARY COURSE OF BUSINESS. FURTHER LITIGATION OR CLAIMS IN THE ORDINARY COURSE OF BUSINESS IS
POSSIBLE. MANAGEMENT IS NOT AWARE OF ANY CLAIMS THAT WILL HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF THE COMPANY.

(NOTE  9)   SUBSEQUENT  EVENTS - LETTER OF INTENT TO MERGE WITH VILLAGEWORLD.COM

ON SEPTEMBER 8, 2003, THE VILLAGEWORLD.COM, INC. ("VILLAGEWORLD") EXECUTED A LETTER OF INTENT WITH BIOMETRICS 2000 CORPORATION ("THE COMPANY") TO MERGE THE COMPANY WITH A SUBSIDIARY OF THE VILLAGEWORLD. PURSUANT TO THE LETTER OF INTENT, IF THE PROPOSED MERGER IS CONSUMMATED, THE SHAREHOLDERS OF THE COMPANY WILL BE ISSUED SHARES OF COMMON STOCK OF VILLAGEWORLD IN SUCH AN AMOUNT AS TO EQUAL APPROXIMATELY FIFTY-FIVE PERCENT (55%) OF THE ISSUED AND OUTSTANDING COMMON STOCK OF VILLAGEWORLD AT SUCH TIME. THE CLOSING OF THE TRANSACTION IS SUBJECT TO CERTAIN CONDITIONS INCLUDING BUT NOT LIMITED TO THE NEGOTIATION AND EXECUTION OF A DEFINITIVE MERGER AGREEMENT BY THE COMPANY AND VILLAGEWORLD. IF THE PROPOSED MERGER IS EFFECTED, THE MERGED COMPANIES WILL SEEK TO EXPAND THEIR BUSINESS WITH THE GOAL OF RETURNING TO PROFITABILITY. THERE IS NO GUARANTEE THAT THE PROPOSED TRANSACTION WILL BE CONSUMMATED.


                                      FFB7

APPENDIX  A
-----------
AGREEMENT  AND  PLAN  OF  MERGER
--------------------------------


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------
     This Agreement this 29th day of October 2003 by and among BIOMETRICS 2000 ACQUISITION CORPORATION, a New York corporation and wholly owned subsidiary of Parent ("Buyer"); VILLAGEWORLD.COM, INC., a New York corporation ("Parent");
          -----                                                        ------
BIOMETRICS  2000.COM  CORPORATION,  A  FLORIDA  corporation (the "Company"); and
                                                                  -------
CERTAIN  SHAREHOLDERS  OF  THE COMPANY as follows: Joseph Turek ("Turek"); Randy
                                                                  -----
Wheeler  ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and
           -------                     ------                    --------
David  Kern  ("Kern"  and  together  with  Turek,  Wheeler,  Iveson and Polidoro
               ----
collectively,  jointly  and  severally,  the  "Sellers").
                                               -------

                                    RECITALS

A. The respective Boards of Directors of each of the Company, Buyer and Parent have approved and declared advisable the merger of the Company with and into Buyer (the "Merger") and approved the Merger upon the terms and subject to
                  ------
the conditions set forth in this Agreement, whereby each issued and outstanding share of the common stock, $.001 par value, of the Company (a "Company Share"
                                                                  -------------
or,  collectively,  the "Company Shares"), will be converted into 7.36967 shares
                         --------------
of  common  stock,  $0.001  par  value,  of  Parent ("Parent Common Stock"), and
                                                      -------------------
certain  other  consideration  as  provided  herein.

B. The respective Boards of Directors of Buyer, Parent and the Company have determined that the Merger is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders.

C. It is intended that, for federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code");
                                ----

D. For financial accounting purposes, it is intended that the Merger will be accounted for as a "purchase";
                        --------

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

THE  MERGER;  CLOSING;  EFFECT  OF  MERGER
SECTION  1.1     The  Merger.  Upon  the terms and subject to the conditions set
                 -----------
forth in this Agreement and in accordance with the New York General Business Law, as amended (the "NYBCL") and the Florida Business Corporation Act, as
                          -----

                                       A1
amended  (the  "FBCA"), at the Effective Time (as defined in Section 1.3 below),
                ----
the Company shall be merged with and into Buyer and the separate corporate existence of the Company shall thereupon cease. Buyer shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving
                                                                       ---------
Corporation"),  and  the  separate  corporate  existence  of  Buyer with all its
-----------
rights,  privileges, immunities, powers and franchises shall continue unaffected
------
by the merger, except as set forth herein. The Merger shall have the effects specified in the NYBCL and the FBCA.

SECTION 1.2     Closing.  Subject to the terms and conditions of this Agreement,
                -------
the closing of the Merger and the consummation of the other transactions contemplated hereby (the "Closing") shall take place at the offices of Rosen Einbinder & Dunn, P.C. 641 Lexington Avenue, New York, New York 10022 on October 31, 2003 at 10:00 a.m. local time (or at such other date, time and place as the parties hereto may agree).

SECTION  1.3     Effective  Time.  On the date of Closing, the Company and Buyer
                 ---------------
will  cause  a Certificate of Merger (the "Florida Certificate of Merger") to be
                                           -----------------------------
executed, acknowledged and filed with the Secretary of State of Florida as provided in the FBCA and a Certificate of Merger (the "New York Certificate of
                                                         -----------------------
Merger")  to  be executed, acknowledged and filed with the Secretary of State of
------
New York as provided in Sections 902 and 904 of the NYBCL. The Merger shall become effective at the time when the Florida Certificate of Merger has been duly filed with the Secretary of State of Florida and the New York Certificate of Merger have been filed with the Secretary of State of New York or, if otherwise agreed by the Company and Buyer, such later date or time as is established by the Florida Certificate of Merger and the New York Certificate of Merger (the "Effective Time").
               ---------------

SECTION  1.4     Certificate of Incorporation.  The certificate of incorporation
                 ----------------------------
of Buyer as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "Charter"), until
                                                                -------
duly  amended  as  provided  therein  or  by  applicable  law.

SECTION  1.5     By-Laws.  The  by-laws  of Buyer in effect immediately prior to
                 -------
the Effective Time shall be the by-laws of the Surviving Corporation (the "By-Laws"), until thereafter amended as provided therein or by applicable law.
 -------

SECTION  1.6     Directors.  The  directors  of the Company immediately prior to
                 ---------
the Effective Time shall, from and after the Effective Time, be directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws. As of the Effective Time, the authorized number of directors comprising the Board of Directors of Parent shall consist of not less than 3 and not more than 5 individuals. Individuals designated as follows shall be elected to the Board Directors of Parent at the Effective Time:

                                       A2

(A) three (3) individuals designated by the Company one of whom initially shall be Joseph J. Turek, one of whom initially shall be Michael Iveson and the other of whom initially shall be Katrina Champagne; and

(B) Two (2) individuals designated by Parent, one of whom initially shall be Peter J. Keenan and the other of whom initially shall be Celia Schiffner.

SECTION  1.7     Officers.  The officers of the Company immediately prior to the
                 --------
Effective Time shall, from and after the Effective Time, be the officers of Buyer until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws.

SECTION  1.8     Effect on Capital Stock.  At the Effective Time, as a result of
                 -----------------------
the Merger and without any action on the part of the holder of any capital stock of Buyer.

(i)     Merger  Consideration.  The  Company  shares  issued  and  outstanding
        ---------------------
immediately prior to the Effective Time shall be converted into, and become exchangeable for 184,241,810 validly issued, fully paid and nonassessable shares of Parent Common Stock (the "Parent Shares" and the "Purchase Price"),
                                  --------------              ---------------
which shall represent 55% percent of the issued and outstanding ordinary shares of Parent;

(ii) At the Effective Time, all Company Shares shall be canceled and the Company shall cease to exist, and each certificate (a "Certificate") formerly
                                                          -----------
representing any Company Shares shall thereafter represent only the right to receive the shares of Parent Shares into which such Company Shares have been converted; and

(iii)     Valuation  of  Parent  Shares.  It  is  agreed  that the value of each
          -----------------------------
Parent  Share  at  the  Effective  Time  shall  be  fixed at $0.05 U.S. Dollars.

SECTION  1.9     Exchange  of  Certificates  for  Shares.
                 ---------------------------------------

(a)     Exchange.  At  Closing, Parent shall deliver or cause to be delivered to
        --------
each respective owner of Company Shares and in each of their respective names certificates representing Parent Shares into which the Company Shares that such shareholders owns are to be converted as set forth on Schedule 1 attached
                                                             ----------
hereto;

(b)     Fractional  Shares.  No  certificates  or  scrip representing fractional
        ------------------
shares of Parent Shares shall be issued upon the surrender for exchange of Certificates pursuant to this Article I; no dividend or other distribution by Parent and no stock split, combination or reclassification shall relate to any such factional share; and no such fractional share shall entitle the record or beneficial owner thereof to vote or to any other rights of a stockholder of Parent. In lieu of any such factional share, each holder of Company Shares who would otherwise have been entitled thereto upon the surrender of Certificate(s) for exchange pursuant to this Article I will be paid an additional share of Parent Shares.

                                       A3

(c)     Adjustments of Conversion Number.  In the event that the Company changes
        --------------------------------
the number of Company Shares or securities convertible or exchangeable into or exercisable for Parent Shares, or Parent changes the number of shares of Parent Common Stock, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse split), dividend or distribution, recapitalization, merger (other than the Merger or the cancellation of options previously granted by the Company), subdivision, or other similar transaction with a dilutive effect, or if a record date with respect to any of the foregoing shall occur prior to the Effective Time, the conversion number shall be equitably adjusted.
ARTICLE  II

          REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLERS

     The Company and each of the Sellers, jointly and severally, represent, warrant and covenant to Buyer and Parent as follows and acknowledges that Buyer and Parent are relying upon such representations and warranties in connection with the Contemplated Transactions (as hereinafter defined):

SECTION  2.1     Capitalization.  The  authorized  capital  stock of the Company
                 --------------
consists of 25,000,000 shares of common stock and 5,000,000 shares of preferred stock of which 25,000,000 of common stock shares are issued and outstanding. The Company has no shares of common stock in its treasury. The Company has no shares of preferred stock issued or outstanding and all 5,000,000 authorized shares  of  preferred stock are and always have been, unissued.  Schedule 1 sets
                                                                 ----------
forth the name of each record and beneficial shareholder of the Company(each a "Shareholder" and collectively the "Shareholders") and the number of Company
 -----------                            ------------
Shares  held  by  each  such  person.  Except  as set forth on Schedule 2.1, the
 --                                                            ------------
Company does not and, at the Closing, the Company will not, have outstanding any
 --
     capital stock or other securities or any rights, warrants or options to acquire securities of the Company or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of the Company. There are, and at Closing there will be, no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company except as set forth on Schedule 2.1A. All of the Company Shares are,
                                  -------------
and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind except as set forth on Schedule 2.1A.
                                  --------------

                                       A4

SECTION 2.2     Title to the Shares.  To the best of Company's and each Seller's
                -------------------
knowledge and information each Shareholder is the beneficial owner and holds good and valid title to its Company Shares free and clear of any Lien. To the best of Company's and each Seller's knowledge and information, upon consummation of the Contemplated Transactions and the satisfaction of the conditions to Closing set forth herein, Buyer will own all of the issued and outstanding shares of capital stock of the Company, free and clear of any Lien. At the Closing, each Shareholder will deliver the Company Shares to Buyer free and clear of any Lien, other than restrictions imposed by the Securities Act of 1933, as amended, and applicable securities Laws.

SECTION 2.3     Authority Relative to this Agreement.  Following approval of the
                ------------------------------------
Shareholders of the Company, the Company and each Seller will have full power, capacity and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the transactions contemplated hereby and thereby (the "Contemplated Transactions").
                                                    -------------------------
The execution, delivery and performance by the Company and each Seller of each Transaction Document and the consummation of the Contemplated Transactions to which the Company or any Seller is, or at Closing, will be, a party will have been duly and validly authorized by the Company or such Seller, and no other acts by or on behalf of the Company or any Seller will be necessary or required to authorize the execution, delivery and performance by the Company and each Seller of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party. This Agreement and the other Transaction Documents to which the Company or Seller is a party will, upon approval of the Shareholders have been duly and validly executed and delivered by the Company or Seller, respectively, and (assuming the valid execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding agreements of the Company or such Seller, as the case may be, enforceable against the Company or Seller in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

SECTION 2.4     No Conflicts; Consents.  The execution, delivery and performance
                ----------------------
by the Company and each Seller of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which the Company and each Seller is a party, upon approval of the Shareholders will not:
(i) violate any provision of the certificate of incorporation or by-laws of the Company; (ii) require any Seller or the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 2.4 (the
                                                               ------------
"Seller  Required Consents"); (iii) violate, conflict with or result in a breach
 -------------------------
or default under (with or without the giving of notice or the passage of time or both), or permit the suspension or termination of, any material Contract
(including any Real Property Lease) to which any Seller or the Company is a party or by which any of them or any of their assets is bound or subject, or to the best of Company's and each Seller's knowledge and information result in the creation of any Lien upon any of the Company Shares or upon any of the Assets of the Company; (iv) violate any Order, any Law, of any Governmental Body against, or binding upon, the Company or upon any of their respective assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

                                       A5

SECTION  2.5     Corporate  Existence  and  Power.  The Company is a corporation
                 --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite powers, authority and all Permits required to own and/or operate its Assets and to carry on the Business as conducted as of the date hereof. The Company is duly qualified to do business and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary. The Company has no Subsidiaries and does not directly or indirectly own any equity or other interest or investment in any other person.

SECTION  2.6     Charter  Documents  and  Corporate  Records.  The  Company  has
                 -------------------------------------------
heretofore delivered to Buyer true and complete copies of the certificate of incorporation, by-laws and minute books, or comparable instruments, of the Company as in effect on the date hereof. The stock transfer books of the Company have been made available to Buyer for its inspection and are true and complete in all respects in accordance with their tenor.

SECTION  2.7     Financial  Information.  (a)  Schedule  2.7A  sets  forth true,
                 ----------------------        --------------
complete and correct copies of: (i) the Company's reviewed financial statements as of and for the years ended December 31, 2002 and December 31, 2001 (the "Annual Statements"); (ii) the Company's unaudited financial statements as of
     --------------
and for the nine months ended September 30, 2003 (the "Interim Statements"); and
                                                       ------------------
(iii) all management letters, management representation letters and attorney audit response letters issued in connection with the Annual Statements and the Interim Statements. Each of the Annual Statements and the Interim Statements present fairly and accurately in all material respects the financial position of the Company as of its date, and the earnings, changes in stockholders' equity and cash flows thereof for the periods then ended in accordance with GAAP, consistently applied. Each balance sheet contained therein or delivered pursuant hereto fully sets forth all consolidated Assets and Liabilities of the Company existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein or delivered pursuant hereto sets forth the items of income and expense of the Company which should be set forth therein in accordance with GAAP.

(b) All financial, business and accounting books, ledgers, accounts and official and other records relating to the Company have been properly and accurately kept and completed, and the Company has no knowledge, notice belief or information there are any material inaccuracies or discrepancies contained or reflected  therein.

                                       A6

SECTION  2.8     Liabilities. The Company has not incurred any Liabilities since
                 -----------
September  30,  2003  (the  "Latest  Balance  Sheet  Date")  except  (i) current
                             ----------------------------
Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the Business and consistent with past practice, and (ii) Liabilities reflected on any balance sheet included in the Interim Statements referred to in Section 2.7(a).

SECTION  2.9     Company Receivables.  Except to the extent of the amount of the
                 -------------------
allowance for doubtful accounts reflected in the Interim Statements, all the Receivables of the Company reflected therein, and all Receivables that have arisen since the Latest Balance Sheet Date (except Receivables that have been collected since such date), are valid and enforceable Claims subject to no known defenses, offsets, returns, allowances or credits of any kind, and constitute bona fide Receivables collectible in the ordinary course of the Business except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws or principles of equity affecting the enforcement of creditors rights generally.

SECTION  2.10     Absence  of  Certain  Changes.  (a) Since January 1, 2003, the
                  -----------------------------
Company has conducted the Business in the ordinary course consistent with past practice and there has not been:

(i)      Any  material   adverse  change  in  the  Condition  of  the  Business;

(ii) Any damage, destruction or other casualty loss (whether or not covered by insurance), condemnation or other taking affecting the Business or the Assets of the Company;

(iii) Any change in any method of accounting or accounting practice by the Company;

(iv) Except for normal increases granted in the ordinary course of business, any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of the Company, or any alteration in the benefits payable or provided to any thereof;

(v) Any material adverse change in the relationship of the Company with its employees, customers, suppliers or vendors;

(vi) Except for any changes made in the ordinary course of Business, any material change in any of the Company's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;


                                       A7

(vii) Any agreement or arrangement whether written or oral to do any of the foregoing.

(b) The Company has no Liability that is past due except as shown on the Annual Statements and Interim Statements.

SECTION  2.11     Leased Real  Property.  (a)  The  Company has no fee interest,
                 ----------------------
purchase options or rights of first refusal in any real property and the Company has no leasehold or other interest in any real property, except as set forth on Schedule 2.11 (the "Leased Real Property"), and all leases including
           --------------       --------------------
all amendments, modifications, extensions, renewals and/or supplements thereto (collectively, "Real Property Leases") are described on Schedule 2.11.
                 ----------------------                        --------------

SECTION 2.12    Personal Property; Assets.  The Company has good and valid title
                -------------------------
to (or valid leasehold interest in) all of its personal property and Assets, free and clear of all Liens, except the Permitted Liens and as indicated on Schedule 2.12. The machinery, equipment, computer software and other
    --------------
tangible personal property constituting part of the Assets and all other Assets (whether owned or leased) are in good condition and repair (subject to normal wear and tear) and are reasonably sufficient and adequate in quantity and quality for the operation of the Business as previously and presently conducted.
Schedule  2.12 contains a list and description of all tangible personal property
--------------
owned or leased by the Company with a book value (before depreciation) of $2,000 or more. The Assets constitute all of the assets, which are necessary to operate the Business of the Company as currently conducted.

SECTION  2.13     Contracts.  (a)  Schedule  2.13  sets  forth  an  accurate and
                  ---------        --------------
complete list of all Contracts to which the Company is a party or by which it or its Assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than One Thousand Dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than Five Thousand Dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to Buyer.

(b) All Contracts to which the Company is a party are valid, subsisting, in full force and effect and binding upon the Company and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts. To the best of the Company's knowledge and belief, except as set forth on Schedule 2.12, the
                                                              --------------
Company  is  not  in  default  (or alleged default)  under  any  such  Contract.

SECTION  2.14     Patents and  Intellectual  Property Rights.  (a) Schedule 2.14
                 -------------------------------------------       -------------
sets forth a list of each patent, trademark, trade name, service mark, brand mark, brand name, and registered copyright as well as all registrations thereof and pending applications therefor, and each license or other contract relating thereto (collectively, the "Intellectual Property") owned or used in connection
                             ---------------------

                                       A8
with the Business by the Company and indicates, with respect to each item of Company's Intellectual Property that is licensed by the Company, the name of the licensor thereof and, with respect to oral Contracts , the terms of such license relating thereto. To the Company's knowledge, the use of the foregoing by the Company does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, patent, trademark, trade name, service mark, brand name, computer program, database, industrial design, trade secret, copyright or any pending application thereto of any other person and there have been no claims made and the Company has not received any notice or otherwise know that any of the foregoing is invalid or conflicts with the asserted rights of other Persons or have not been used or enforced or have been failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of the Intellectual Property, except as set forth on Schedule 2.14A.
                                       ---------------

(b) The Company owns or has rights to use all Intellectual Property, know-how, formulae and other proprietary and trade rights necessary to conduct the Business as it is now conducted. The Company has not forfeited or otherwise relinquished any such Intellectual Property, know-how, formulae or other proprietary right used in the conduct of the Business as now conducted.

(c) To the extent used in the conduct of the Business by the Company, each of the licenses or other contracts relating to the Company's Intellectual Property (collectively, the "Intellectual Property Licenses") is in full force
                               ------------------------------
and effect and is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no notice or claim of default under any Intellectual Property License either by the Company or, to the Company's knowledge, by any other party thereto, and to the Company's knowledge, no event has occurred that with the lapse of time or the giving of notice or both would constitute a default by the Company thereunder.

SECTION  2.15    Claims  and Proceedings. There are no outstanding Orders of any
                 -----------------------
Governmental Body against or involving the Company, its Assets, the Business, the Company Shares or any Seller with respect to the Company Shares. Except as disclosed on Schedule 2.15, there are no actions, suits, claims or counterclaims, examinations, audits or legal, administrative, governmental or arbitral proceedings or investigations (collectively, "Claims") (whether or not
                                                        ------
the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of the Company's knowledge, threatened on the date hereof, against or involving the Company, its Assets, the Business or the Company Shares.

SECTION  2.16      Taxes.    (a)  Except  as   set  forth  in   Schedule   2.16:
                 -----                                    --------------

                                       A9

(i) The Company has timely filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

(ii) the Company has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of the Company shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

(iii) the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of t he Company as of the date of the Interim Statements or the date of any financial statements delivered hereunder:
(A) adequately provide for all contingent Tax Liabilities of the Company as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of the Company whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

(iv) no extension of time has been requested or granted for the Company to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and the Company has not granted a power of attorney that remains outstanding with regard to any Tax matter;

(v) the Company has not received notice of a determination by a Tax Authority that Taxes are currently owed by the Company (such determination to be referred to as a "Tax Deficiency") and, to the Company's knowledge, no Tax
                      ---------------
Deficiency  is  proposed  or  threatened;

(vi) all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

(vii) there are no Tax Liens on or pending against the Company or any of the Assets, other than those which constitute Permitted Liens;

(viii) there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

(ix) no issue has been raised in any examination, investigation, audit, suit, action, claim or proceeding relating to Taxes (a "Tax Audit") which, by
                                                           ---------
application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

                                      A10

(x)     there  are  no  pending  or  threatened  Tax  Audits  of  the  Company;

(xi) the Company has not ever been required to include in income any adjustment pursuant to section 481 of the Code or pursuant to a closing agreement as defined in section 7121 of the Code and no Tax Authority has ever made or proposed any such adjustment;

(xii) the Company does not own any property that is tax-exempt use property within the meaning of section 168(b) of the Code;

(xiii) the Company has not filed a consent pursuant to section 341(f) of the Code;

(xiv) the Company is not now nor has ever been: (a) an includable member of an "affiliated group" within the meaning of section 1504(a) of the Code; (b) a member of any consolidated, combined or unitary Tax Return filing group; (c) a party to an agreement that obligates it to make any payment computed by reference to the Taxes, taxable income or tax losses of any other individual or entity; (d) a personal holding company as defined in section 542 of the Code;
(e) the owner of an interest in an entity that is or is treated as a partnership, trust, regulated investment company as defined in section 851 of the Code, real estate investment trust as defined in section 856 of the Code or foreign personal holding company as defined in section 552(a) of the Code; (f) a United States shareholder as defined in section 951(b) of the Code of a controlled foreign corporation as defined in section 957 of the Code; or (g) a United States real property holding company within the meaning of section 897(c)(2) of the Code;

(xv) the Company has no deferred intercompany gains or losses that have not been fully taken into income for income Tax purposes;

(xvi) there are no transfer or other taxes (other than income taxes) imposed by any state on the Company by virtue of the Contemplated Transactions; and

(xvii) no claim has been made by any Tax Authority that the Company is subject to Tax in a jurisdiction in which the Company is not then paying Tax of the type asserted.

Each reference to a provision of the Code in this Section 2.16 shall be treated for state and local Tax purposes as a reference to analogous or similar provisions of state and local law.

(b) To the Company's knowledge, the Company has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be

                                      A11
collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto. The Company has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing. With respect to sales made by the Company prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by the Company and will be included in the Assets of the Company as of the date of Closing.

SECTION  2.17    Employee Benefits Plans.  Neither the Company nor the Business,
                 -----------------------
nor any portion of the Business (all of the above hereinafter individually and collectively called the "Entity"), nor any other company, entity or person which
                         ------
together with the Entity constitutes a member of the Entity's "controlled group" or "affiliated service group" (within the meaning of Sections 4001(a)(14) and/or (b) of ERISA and/or Sections 414(b), (c), (m) or (o) of the Code (such group or groups and each member thereof hereinafter referred to individually and collectively as the "Group")), has at any time adopted or maintained, has any
                        -----
Liability or is a fiduciary with respect to or has any present or future obligation to contribute to or make payment under: (i) any employee benefit plan (as defined in Section 3(3) of ERISA); or (ii) any other benefit plan, program, Contract or arrangement of any kind whatsoever (whether for the benefit of present, former, retired or future employees, officers, directors, consultants or independent contractors of the Entity or the Group, or for the benefit of any other person or persons) including, without limitation, arrangements providing for contributions, benefits or payments in the event of a change of ownership or control in whole or in part of the Entity or the Group, or with respect to disability, relocation, child care, educational assistance, deferred compensation, pension, retirement, profit sharing, thrift, savings, stock ownership, stock bonus, restricted stock, health, dental, medical, life, hospitalization, stock purchase, stock option, incentive, bonus, sabbatical leave, vacation, severance, cafeteria or other contribution, benefit or payment of any kind; or (iii) any employment, consulting, service or other contract or agreement of any kind whatsoever (all such employee benefit plans and other benefit plans, programs, contracts or arrangements and such employment, consulting, service or other contracts or agreements whether written or oral
hereinafter  individually  and   collectively  called   the   "Employee  Benefit
                                                               -----------------
Plan(s)").  No  Entity and no Group has completely or partially withdrawn within
-------
the meaning of Title IV of ERISA from any "multiemployer plan" within the meaning of Section 3(37) of ERISA or any "single employer plan" (within the meaning of Section 4001(a)(15) of ERISA) which has two or more contributing sponsors at least two of whom are not under common control.

SECTION  2.18    Employee-Related  Matters.  (a)  Schedule  2.18 contains a true
                 -------------------------        --------------
and complete list, by category, of all directors, full-time employees, part-time and other employees and consultants of the Company, including any Contracts or agreements relating thereto and the amount of vacation, sick days, personal days and other leave accrued by, each such person or entity. Schedule 2.18 also
                                                              -------------

                                      A12
contains a description of all existing severance, accrued vacation or other leave policies or retiree benefits of any current or former director, officer, employee or consultant. Except as set forth on Schedule 2.18, the employment or
                                                -------------
consulting arrangement of all such persons is, subject to applicable laws involving the wrongful termination of employees, terminable at will (without the imposition of penalties or damages) by the Company. Buyer has been provided with true and complete (i) copies of all manuals and handbooks applicable to any current or former director, officer, employee or consultant of the Company, (ii) copies of all employee trade secret, non-compete, non-disclosure and invention assignment agreements, and (iii) descriptions of all existing severance, accrued vacation or other leave policies or retiree benefits of any such director, officer, employee or consultant.

(b) No current employee of the Company is: (i) absent on a military leave of absence and/or eligible for rehire under the terms of the Uniformed Services Employment and Reemployment Rights Act; or (ii) absent on a leave of absence under the Family and Medical Leave Act. Schedule 2.18 contains a true
                                                   -------------
and complete list of: (1) each qualified beneficiary (within the meaning of Section 4980B(g)(1) of the Code) of any group health plan (within the meaning of
Section 4980B(g)(2) of the Code) which is an Employee Benefit Plan who as of the date hereof, is eligible for continuation of group health plan coverage under any Employee Benefit Plan on account of a qualifying event (within the meaning of Section 4980B(f)(3) of the Code) occurring on or prior to the date of Closing; and (2) with respect to each such qualified beneficiary, the date and nature of such qualifying event.

(c)     Since  January  1,  2003,  except  as set forth on Schedule 2.18: (i) no
                                                           --------------
employee has terminated or threatened to terminate its relationship with the Company; and (ii) no employee has threatened to decrease or limit materially its relationship with the Company
..
SECTION  2.19     Insurance.  Schedule  2.19  sets forth a list of all insurance
                  ---------   --------------
policies, fidelity and surety bonds and fiduciary liability policies (the "Insurance Policies"), as well as all self-insurance programs, covering the
      --------------
Assets,  the  Business,  operations,  employees,  officers  and directors of the
Company and true and complete copies of all such Insurance Policies and self-insurance programs ("Self-Insurance Programs") have been delivered to
                            ------------------------
Buyer.  Schedule 2.19 also sets forth: (a) with respect to each Insurance Policy
        -------------
the  applicable deductible amounts  and any  material  limitations on  coverage;
(b) any letter of credit relating to any such Insurance Policy and all inspections and reports delivered to the Company by any insurer with respect to such Insurance Policies, copies of which have been delivered to Buyer; and (c) a true and complete list of Claims made in respect of each Insurance Policy or Self-Insurance Program during the two (2) years prior to the date hereof. True and correct copies of all loss runs with respect to such period have been delivered to Buyer. There is no Claim by the Company pending under any of such Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such Insurance Policies or requirement by any insurer to perform work which has not been satisfied. All Insurance Policies are in full

                                      A13
force and effect. To the best of the Company's knowledge, belief and information, each Insurance Policy is of the type and in amounts customarily carried by persons conducting a business similar to that of the Company. No premiums are or will be payable under Insurance Policies after the Closing in respect of insurance provided for periods prior to the date of Closing. Claims under all such Insurance Policies are payable on an "occurrence basis."

SECTION  2.20     Compliance  with Laws.  The Company is not in violation of any
                  ---------------------
order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders") and to the best of the Company's knowledge, belief and
                ------
information, any Laws of any Governmental Bodies affecting the Company, the Company Shares (except as disclosed in Schedule 2.1A) or the Business.
                                             --------------

SECTION  2.21     Permits.  The  Company  has  obtained  all  licenses, permits,
                  -------
certificates, certificates of occupancy, orders, authorizations and approvals (collectively, "Permits"), and has made all required registrations and filings
                 -------
with all Governmental Bodies, that are necessary to the ownership of the Assets, the use and occupancy of the Leased Real Property, as presently used and operated, and the conduct of the Business or otherwise required to be obtained by the Company. All Permits required to be obtained or maintained by the
Company  are  listed  on  Schedule  2.21  and  are  in full force and effect; no
                          --------------
violations are or have been recorded, nor have any notices or violations thereof been received, in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit; and the consummation of the Contemplated Transactions will not (or with the giving of notice or the passage of time or both will not) cause any Permit to be revoked or limited.

SECTION  2.22     Environmental  Matters.  (a)  To  the  best  of  the Company's
                  ----------------------
knowledge, belief and information, the Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law. The Company has not any basis to expect, nor has any of them or any other person for whose conduct they are or may be held to be responsible received, any actual or threatened order, notice, or other communication from: (i) any Governmental Body or private citizen acting in the public interest, or (ii) the current or prior owner or operator of any real property, leaseholds, or other interests currently or formerly owned or operated by the Company and any buildings, plants, structures or equipment currently or formerly owned or operated by the Company (the "Company Facilities"), of any
                                                    ------------------
actual or potential violation or failure by the Company to comply with any Environmental Law, or of any actual or threatened obligation by the Company to undertake or bear the cost of any Environmental Liabilities with respect to any of the Company Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has had an interest, or with respect to any property or Company Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by the Company, or any other person for whose conduct the Company may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disused, recycled, or received.

                                      A14

(b) To the Company's knowledge, there are no pending or threatened claims, encumbrances, or other restrictions of any nature, resulting from any Environmental Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Company Facilities or any other properties and assets (whether real, personal, or mixed) in which the Company has or had an interest.

(c) The Company has no knowledge of any basis to expect, nor has any of them or any other person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, order, summons, warning, or other communication that relates to Hazardous Materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law, or of any alleged, actual, or potential obligation to undertake or bear the cost of any Environmental Liabilities with respect to any of the Company Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by the Company, or any other person for whose conduct the Company may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

(d) To the best of the Company's and each Seller's knowledge, belief and information, the Company, or any other Person for whose conduct it is or may be held responsible, has not incurred and is not currently subject to any Environmental Liabilities with respect to the Company Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which the Company (or any predecessor), has or had an interest, or at any property geologically or hydrologically adjoining the Company Facilities or any such other property or assets.

(e) To the Company's knowledge, there are no Hazardous Materials present on or in the environment at the Company Facilities or at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps, or any other part of the Company Facilities or such adjoining property, or incorporated into any structure therein or thereon. To the Company's knowledge, the Company any other person for whose conduct they are or may be held responsible, or any other person, has permitted or conducted, or is aware of, any hazardous activity conducted with respect to the Company Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has or had an interest except in full compliance with all applicable Environmental Laws.

(f) To the Company's knowledge, there has been no Release or, threat of Release, of any Hazardous Materials at or from the Company Facilities or at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the

                                      A15

Company Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which the Company has or had an interest, or any geologically or hydrologically adjoining property, whether by the Company, or any other person.

(g) The Company has no reports, studies, analyses, tests, or monitoring possessed or initiated by the Company pertaining to Hazardous Materials or hazardous activities in, on, or under the Company Facilities, or concerning compliance by the Company or any other person for whose conduct they are or may be held responsible, with Environmental Laws.

SECTION 2.23     Finders Fees.  There is no investment banker, broker, finder or
                 ------------
other intermediary which has been retained by or is authorized to act on behalf of any Seller or the Company who might be entitled to any fee or commission from any Seller or the Company in connection with the consummation of the Contemplated Transactions.

SECTION  2.24     Depositaries;  Powers  of  Attorney,  etc.  Schedule 2.24 sets
                  -----------------------------------------   -------------
forth: (i) the name of each bank, financial institution or similar entity in which the Company has an account, lock box or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto; and (ii) the name of each person holding a general or special power of attorney from the Company and a description of the terms thereof.
SECTION  2.25     Related  Party  Transactions.  Except as set forth on Schedule
                  ----------------------------                          --------

2.25, there are no Contracts or other agreements or arrangements (whether or not
--
in writing) of any nature between the Company, on the one hand, and any Affiliate of the Company or any officer, director or stockholder of the Company or any Affiliate of the Company (each a "Company Related Party"), on the other
                                           ---------------------
hand  ("Company  Related  Party  Contracts"),  including  but not limited to any
        ----------------------------------
Contract for money owed by or to any of them. No Company Related Party has any Claim against or Liability to the Company and the Company has no Claim against or Liability to any Company Related Party and, to the Company's knowledge, no fact or circumstance exists which is reasonably likely to give rise to any such Claim against or by or Liability to or from any Company Related Party under any Company Related Party Contract or otherwise, except as set forth on Schedule
                                                                        --------
2.25.
----

SECTION  2.26     Restrictions  on  Business  Activities.  There  is no Order or
                  --------------------------------------
Contract binding upon the Company, or Law binding upon the Company which has had or could reasonably be expected to have the effect of prohibiting or adversely affecting: (i) competition by the Company; (ii) any existing business practice of the Company; (iii) any acquisition of property by the Company; or
(iv)  the  Condition  of  the  Business.

SECTION  2.27     Disclosure.  Neither this Agreement, the Schedules hereto, nor
                  ----------
any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to Buyer by or on behalf of the Company pursuant to

                                      A16
this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no events, transactions or other facts, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or Condition of the Business.

SECTION  2.28     Ability  to  Conduct  Business.  The Assets are sufficient and
                  ------------------------------
adequate to permit the continued operation of the Business as it has been conducted since the inception of the Company and, assuming all Seller Required Consents are obtained, the consummation of the Contemplated Transactions hereby will enable Buyer to conduct the Business as it has been conducted.
ARTICLE  III

               REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT

     Buyer and Parent jointly and severally represent, warrant and covenant to Sellers and the Company as follows and acknowledge that the Sellers and the Company is relying upon such representations and warranties in connection with the Contemplated Transactions:

SECTION  3.1     Authority  Relative  to  this Agreement.  Buyer and Parent have
                 ---------------------------------------
full power and authority to execute and deliver each Transaction Document to which they are or, at Closing, will be, a party and to consummate the Contemplated Transactions. Following the approval of the shareholders of the Parent with respect to the Contemplated Transactions, the execution, delivery and performance by Buyer and Parent of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be, a party have been duly and validly authorized and approved by Buyer and Parent and no other acts by or on behalf of Buyer or Parent are necessary or required to authorize the execution, delivery and performance by Buyer and Parent of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be a party. This Agreement and the other Transaction Documents to which Buyer and Parent is a party have been, duly and validly executed and delivered by Buyer and Parent and (assuming the valid execution and delivery thereof by the other parties thereto) constitutes, or will, at the Closing, constitute, as the case may be, the legal, valid and binding agreements of Buyer and Parent enforceable against each of them in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

SECTION 3.2     No Conflicts; Consents.  The execution, delivery and performance
                ----------------------
by Buyer and Parent of each Transaction Document to which they are, a party and the consummation of the Contemplated Transactions to which Buyer and Parent

                                      A17
is a party does not and will not: (i) violate any provision of the certificate of incorporation or by-laws of Buyer or Parent, as the case may be; (ii) require Buyer or Parent to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 3.2 (the "Buyer Required Consents");
                                   ------------       -----------------------
(iii) except as set forth in Schedule 3.2, violate, conflict with or result in the breach or default under (with or without the giving of notice or the passage of time), or permit the suspension or termination of, any material Contract to which Buyer or Parent is a party or any of them or any of their assets is bound or subject or result in the creation or any Lien upon any of Parent Common Stock or upon any Assets of Buyer or Parent; or (iv) violate any Order or, to Buyer's knowledge, any Law of any Governmental Body against, or binding upon, Buyer or Parent, or upon any of their respective assets or businesses.

SECTION  3.3     Corporate Existence and Power of Buyer.  Buyer is a corporation
                 --------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

SECTION 3.4     Corporate Existence and Power of Parent. Parent is a corporation
                ---------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

SECTION  3.5     Finders  Fees.  Except  for PHD Capital, there is no investment
                 -------------
banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer or Parent who might be entitled to any fee or commission from Buyer or Parent in connection with the consummation of the Contemplated Transactions.

SECTION  3.6     The Parent Common Stock.  The Parent Common Stock has been duly
                 -----------------------
authorized by Parent and, when issued to Sellers pursuant to Section 1.8(i) hereto, will be duly issued, fully paid and non-assessable shares of Parent Common Stock. The Parent Common Stock, when issued pursuant hereto: (i) will not be issued in violation of or subject to any preemptive rights, rights of first refusal or, other than as set forth in this Agreement, contractual restrictions of any kind; and (ii) will vest in Sellers good title to Parent Common Stock free and clear of all Liens other than those created by the Sellers or hereby.

SECTION  3.7     Disclosure  of  Information.  Buyer  has  been  given  the
                 ---------------------------
opportunity: (i) to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of the Contemplated Transactions and the business, properties, prospects and financial conditions of the Company; and (ii) to obtain any additional information (to the

                                      A18
extent the Company or any of the Sellers possesses such information or is able to acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of information provided about the Company.

SECTION  3.8     SEC Filings.  Parent has filed with the SEC all forms, reports,
                 -----------
schedules, and statements that were required to be filed by it with the SEC within the three (3) year period ending on the Effective Time, and previously has furnished or made available to the Company accurate and complete copies of all the SEC Documents. As of their respective dates, the SEC Documents were prepared in accordance with the Exchange Act and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made. Parent shall deliver to the Company as soon as they become available accurate and complete copies of any report or statement that it mails to its shareholders generally or files with the SEC during the period after the date of this Agreement and before the Closing Date including but not limited to the Information Statement on Form 14-C in connection with the shareholder  approval  of  the  Contemplated  Transactions ("Form 14-C").  As of
                                                             ---------
their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

SECTION  3.9     Financial  Statements.  The  audited  consolidated  financial
                 ---------------------
statements and unaudited consolidated interim financial statements of Parent and its Subsidiaries that are included or incorporated in the SEC Documents were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in the notes to them) and fairly present the consolidated financial position, results of operations, and cash flows from operating, investing, and financing activities of Parent and its Subsidiaries as of the dates and for the periods indicated, except that the unaudited consolidated interim financial statements in the SEC Documents are subject to normal year-end adjustments and were prepared in accordance with the instructions to SEC Form 10-QSB and, accordingly, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP. The consolidated financial statements of Parent and its Subsidiaries that are included or incorporated in any subsequent report or statement that Parent mails to its shareholders generally or files with the SEC during the period after the date of this Agreement and before the Closing Date will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in them, the notes to them, or any related report of Parent's independent accountants) and will fairly present the financial information that they purport to present, except that the unaudited, consolidated interim financial statements will be subject to normal year-end adjustments and will omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP.

                                      A19

SECTION  3.10     Capitalization.  The  authorized  capital  stock  of  Parent
                  --------------
consists of 200,000,000 shares of common stock $0.001 par value, 1,000,000 shares of Class B preferred stock, and 25,000 shares of Class C preferred stock. Parent has 147,217,695 shares of common stock issued and outstanding, no Class C Preferred or Class B Preferred shares are issued and outstanding. Parent has 65,279 shares of common stock in its treasury. Following approval of the shareholders of Parent of the Contemplated Transactions, the authorized capital stock of Parent will consist of 350,000,000 shares of common stock $0.001 par value, 1,000,000 shares of Class B preferred stock, and 25,000 shares of Class C preferred stock. Except as set forth on Schedule 3.10, Parent does
                                                      -------------
not and, at the Closing, Parent will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of Parent or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of Parent. There are, and at Closing there will be, no outstanding obligations of Parent to repurchase, redeem or otherwise acquire any securities of Parent. All of Parent Common Stock is, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind. Any Subsidiaries of Parent are wholly owned by Parent and any Subsidiary of Parent does not and, at the Closing, will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of any Subsidiary of Parent or any convertible or exchangeable securities and, other than such capital stock or other securities of such Subsidiary owned by Buyer, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of any Subsidiary of Parent.

SECTION  3.11     Charter  Documents  and  Corporate Records. Each of Parent and
                  ------------------------------------------
Buyer has heretofore delivered to the Company true and complete copies of the Certificate of incorporation, by-laws and minute books, or comparable instruments, of Parent and Buyer as in effect on the date hereof. The stock transfer books of Parent and Buyer have been made available to the Company for its inspection and are true and complete in all respects.
ARTICLE  IV

                            COVENANTS AND AGREEMENTS

     The Company covenants to Buyer and Buyer and Parent, jointly and severally, covenant to the Company that:

SECTION  4.1     Filings and Authorizations.  The parties hereto shall cooperate
                 --------------------------
and use their respective best efforts to make, or cause to be made, all registrations, filings, applications and submissions, to give all notices and to obtain all governmental or other third party consents, transfers, approvals, Orders and waivers necessary or desirable for the consummation of the Contemplated Transactions in accordance with the terms of this Agreement and shall furnish copies thereof to each other party prior to such filing and shall

                                      A20
not make any such registration, filing, application or submission to which Buyer or the Company, as the case may be, reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. The parties hereto also agree to furnish each other with copies of such filings and any correspondence received from any Governmental Body in connection therewith.

SECTION  4.2     Confidentiality.  Each  party  hereto  shall  hold  in  strict
                 ---------------
confidence, and shall use its best efforts to cause all of its officers, employees, agents and professional counsel and accountants, (collectively, "Representatives") to hold in strict confidence, unless compelled to disclose by
     -----------
judicial or administrative process, or by other requirements of Law, all information concerning any other party which it has obtained from such party prior to, on, or after the date hereof in connection with the Contemplated Transactions, and each party shall not use or disclose to others, or permit the use of or disclosure of, any such information so obtained, and will not release or disclose such information to any other person, except its Representatives who need to know such information in connection with this Agreement and who shall be advised of the provisions of this Section 4.2. The foregoing provision shall not apply to any such information to the extent; (i) known by any party prior to the date such information was provided to such party in connection with the Contemplated Transactions; (ii) made known to such party from a third party not in breach of any confidentiality requirement; or (iii) made public through no fault of such party or any of its Representatives.

SECTION  4.3     Expenses.  Buyer,  Parent  and  the  Company (for itself and on
                 --------
behalf of each Seller) shall bear their respective expenses, in each case, incurred in connection with the preparation, execution and performance of the Transaction Documents and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives, and the Company shall bear all the fees and expenses of any Seller's Representatives.

SECTION 4.4     Tax Matters. The Company, each Seller and Buyer shall reasonably
                -----------
cooperate, and shall cause their respective Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with the preparation and filing of Tax Returns, the payment of Taxes and the resolution of Tax Audits and Tax Deficiencies with respect to all taxable periods. Refunds or credits of Taxes that were paid by the Company with respect to any periods shall be for the account of the Company.

SECTION 4.5     Covenant Not-to-Compete.  (a) During the period beginning on the
                -----------------------
date  of  this Agreement and ending  on the  date  which  is the  earlier of one
(1) year from the date that Joseph J. Turek, a Seller and President of the Company ("Turek"), ceases to be employed by Buyer or Parent or December 31, 2003
          -----
if the Contemplated Transactions have not been completed, Turek shall not, directly or indirectly, take any of the following actions without the prior written approval of Parent:

                                      A21

(i) carry on any business activities which compete with or are comparable to the activities of Buyer, Parent and/or the Company, either for his own account, for the account of a third party or as an employee, consultant or contractor;

(ii) participate as shareholder, holder of depository receipts, lender, partner or in any other capacity (except as investor in a stock exchange listed fund) in, be employed by, provide service to or give advice to any person, company or organization which conduct business activities as described above under (i);

(iii) cause or attempt to cause any employees, customers, suppliers of or other persons connected with of Buyer, Parent and/or the Company to terminate, amend or breach their agreements with Parent and/or any of Buyer, Parent and/or the Company.

(b) Turek will not, directly or indirectly, use, disclose or make available to any person (other than Buyer or Parent) any confidential information concerning the ownership and/or operation of the business of the Company, Buyer or Parent, as the case may be, (the "Confidential Information"). The term
                                           ------------------------
Confidential Information includes, without limitation, the business practices, financial information, customer, prospective customer, personnel or employee names and information, suppliers and prospective suppliers names, leads and account information, mailing lists, Intellectual Property, computer programs, code, techniques, advertising campaigns (including, without limitation, displays, drawings, memoranda, designs, styles or devices), marketing, promotional and pricing information, employee names, compensation and benefit information, Contracts, Permits, and Real Property Leases of the Company pertaining to the Business. The term Confidential Information excludes only information, which is publicly available through no fault of Turek or any of his Representatives.

(c) The parties agree that a violation of the foregoing agreements not to compete or disclose, or any provision thereof, will cause irreparable damage to Buyer and Parent, and Buyer and Parent shall be entitled (without any requirement of posting a bond or other security), in addition to any other rights and remedies which it may have, at law or in equity, to an injunction enjoining and restraining Turek from doing or continuing to do any such act or any other violations or threatened violations of this Section 4.5.

(d) The parties hereto agree that the covenant set forth in this Section 4.5 is reasonable with respect to its duration, geographical area and scope and in all other respects. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 4.5 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases,

                                      A22
or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

SECTION 4.6     Further Assurances.  At any time and from time to time after the
                ------------------
date of Closing, upon the reasonable request of any party hereto, the other party(ies), shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, desirable or proper to carry out the intent and accomplish the purposes of this Agreement.

SECTION  4.7     Restricted  Securities.  The parties acknowledge and agree that
                 ----------------------
the Company Shares and Parent Common Stock being issued or transferred pursuant to the Contemplated Transactions are being issued or transferred pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and constitute "restricted securities" within
                 --------------
the meaning of the Securities Act. Such securities may not be transferred absent compliance with the provisions of the Securities Act, other than applicable Laws, and all stock certificates evidencing such securities shall bear a legend to such effect and to the effect that such shares are subject to the terms and provisions of this Agreement.

SECTION 4.8     Registration Rights. If Parent at any time agrees to register or
                -------------------
list any of the securities in Parent held by any shareholder of Parent under any securities laws, it will simultaneously give prompt written notice thereof to the Sellers who, as a result of the Contemplated Transactions, hold Parent Shares and afford the Sellers the right to register and/or list all (or such portion as the Sellers may designate) of Parent Shares held by Sellers in connection with such registration upon the same terms and conditions afforded the other shareholders of Parent. If, at any time after Parent has given any such written notice of Parent's intention to register any of Parent Shares and prior to the Effective Time of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register or to delay the registration of such Parent Shares, at its sole election, Parent may give written notice of such determination to Sellers and thereupon shall be relieved of its obligation to register any Parent Shares issued or issuable in connection with such registration (but not from its obligation to register Parent Shares in a subsequent registration); and in the case of a determination to delay a registration shall thereupon be permitted to delay registering any Parent Shares for the same period as the delay in respect of securities being registered for any other shareholder of Parent. If the managing underwriter in such underwritten offering reasonably believes and advises Parent that it cannot include a portion or all of Parent Shares requested by Sellers to be included in the registration statement because too many shares are covered by the registration statement, Parent shall give Sellers prompt notice of such advice. Sellers may then direct Parent to direct the underwriter to, at Sellers' option, either include Parent Shares in the registration statement subject to a lock-up agreement (or other appropriate arrangement) with respect to the excess number of Parent Shares to which the underwriter objects, or, exclude a specified portion of the Shares from such registration statement provided that a pro rata portion of the other shares covered thereby on account of other shareholders of Parent are also excluded from the registration statement. In any event, the parties acknowledge and agree that Parent shall undertake to register Parent Shares within ninety (90) days from the Effective Time.

                                      A23

                                    ARTICLE  V

                              CONDITIONS TO CLOSING

SECTION  5.1     Conditions  to the Obligations of the Parties.  The obligations
                 ---------------------------------------------
of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:

(a)     No  Injunction.  No  provision  of any applicable Law and no Order shall
        --------------
prohibit  the  consummation  of  the  Contemplated  Transactions.

(b)     No  Proceedings or Litigation.  No Claim instituted by any person (other
        -----------------------------
than Buyer, the Company, Sellers or their respective Affiliates) shall have been commenced or pending against any Seller, the C ompany, Buyer or any of their respective Affiliates, officers or directors, which Claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any of such transactions.

SECTION  5.2     Conditions  to  the Obligations of the Company and the Sellers.
                 --------------------------------------------------------------
The obligations of the Company and each of the Sellers hereunder to consummate the Contemplated Transactions are subject, at the option of the Company and the Sellers, to the fulfillment prior to or at the Closing of each of the following further conditions:

(a)     Performance.  Buyer  and Parent shall have performed and complied in all
        -----------
material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(b)     Representations  and  Warranties.  The representations and warranties of
        --------------------------------
Buyer and Parent contained in this Agreement and in any certificate or other writing delivered by Buyer and Parent pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

                                      A24

(c)     Buyer  Required  Consents.  All  Buyer Required Consents shall have been
        -------------------------
obtained including but not limited to the approval of the shareholders of Parent of the Contemplated Transactions pursuant to written consent and Form 14-C.

(d)     No  Material  Adverse Change.  From the date hereof through the Closing,
        ----------------------------
there shall not have occurred any event or condition that has had or could have a material adverse effect on Parent.

(e)     Documentation.  There  shall  have  been  delivered  to  the Company the
        -------------
following:

(i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of Buyer confirming the matters set forth in Section 5.2(a) (b) and (d) hereof;

(ii) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of Parent confirming the matters set forth in Section 5.2(a) (b) and (d) hereof;

(iii) Parent Common Stock certificates, registered in the name of each Seller as set forth on Schedule 1 attached hereto (with the appropriate
                            -----------
restrictive legends), evidencing satisfaction of the Purchase Price in accordance with Section 1.8;

(iv)     New  York  Certificate  of  Merger;

(v)     Florida  Certificate  of  Merger;

(vi) A certificate, dated the Closing Date, of the Secretary or Assistant Secretary of Buyer certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of its certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of the State of New York; (ii) is a true and correct copy of its by-laws as of the date thereof; (iii) is a true copy of all resolutions of its board of directors authorizing the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions; and
(iv) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver the Transaction Documents and any certificate, document or other instrument in connection herewith;

(vii) A certificate, dated the Closing Date, of the Secretary or Assistant Secretary of Parent certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of its certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of the State of New York; (ii) is a true and correct

                                      A25
copy of its by-laws as of the date thereof; (iii) is a true copy of all resolutions of its board of directors authorizing the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions; and
(iv) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver the Transaction Documents and any certificate, document or other instrument in connection herewith;

(viii) Evidence of the good standing and corporate existence of Buyer issued by the Secretary of State of the State of New York;

(ix) Evidence of the good standing and corporate existence of Parent issued by the Secretary of State of the State of New York; and

(x)     Copies  of  all  Buyer  Required  Consents.

SECTION  5.3     Conditions  to  the  Obligations  of  Buyer  and  Parent.  All
                 --------------------------------------------------------
obligations of Buyer and/or Parent to consummate the Contemplated Transactions hereunder are subject, at the option of Buyer and/or Parent, to the fulfillment prior to or at the Closing of each of the following further conditions:

(a)     Performance.  The  Company  and  each  Seller  shall  have performed and
        -----------
complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

(b)     Representations  and  Warranties.  The representations and warranties of
        --------------------------------
the Company and the Sellers contained in this Agreement and in any certificate or other writing delivered by any Seller and/or the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

(c)     Seller  Required Consents.  All Seller Required Consents shall have been
        -------------------------
obtained in form and substance reasonably satisfactory to Buyer, including the approval of the Company's shareholders for the Contemplated Transactions.

(d)     Buyer  Required  Consents.  All  Buyer Required Consents shall have been
        -------------------------
obtained including but not limited to the approval of the shareholders of Parent of the Contemplated Transactions pursuant to written consent and Form 14-C.

(e)     No  Material  Adverse Change.  From the date hereof through the Closing,
        ----------------------------
there shall not have occurred any event or condition that has had or could have a material adverse effect on the Company.

                                      A26

(f)     Documentation.  There  shall have been delivered to Buyer the following:
        -------------
(i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of the Company confirming the matters set  forth  in  Section  5.2(a)  (b)  and  (e)  hereof;

(ii) A certificate, dated the Closing Date, of the Secretary of the Company certifying, among other things, that attached or appended to such certificate:
(i) is a true and correct copy of the Company's certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of State of its state of incorporation; and (ii) is a true and correct copy of the Company's by-laws as of the date thereof;

(iii) Evidence of the good standing and corporate existence of the Company issued by the Secretary of State of Florida and evidence that the Company is qualified to transact business as a foreign corporation and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary;

(iv)     Copies  of  all  Seller  Required  Consents;

(v)     New  York  Certificate  of  Merger;

(vi)     Florida  Certificate  of  Merger;  and

(vii) Company Share certificates representing the number of Company Shares set forth opposite each Seller's name on Schedule 1, duly endorsed in blank or
                                           ----------
accompanied by stock powers duly endorsed in blank and in suitable form for transfer to Buyer by delivery.

                                   ARTICLE  VI

                                 INDEMNIFICATION

SECTION  6.1     Survival  of  Representations,  Warranties  and Covenants.  (a)
                 ---------------------------------------------------------
Notwithstanding any right of Buyer and Parent fully to investigate the affairs of the Company and the rights of Sellers and the Company to fully investigate the affairs of Buyer and Parent, and notwithstanding any knowledge of facts determined or determinable by Buyer, Parent, the Company and the Sellers pursuant to such investigation or right of investigation, Buyer, Parent, the

                                      A27

Company and the Sellers have the right to rely fully upon the representations, warranties, covenants and agreements of the Company and Sellers, and Buyer and Parent respectively, contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder. Notwithstanding the foregoing, all representations and warranties of the Company and Sellers, and Buyer and Parent respectively, contained in this Agreement, on any Schedule hereto or in any instrument delivered in connection with or pursuant to this Agreement shall terminate and expire twelve (12) months after the date of Closing; provided, however, that the liability of Sellers shall not terminate as to any specific claim or claims of the type referred to in Section 6.2 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Sellers have been given specific notice on or prior to the date on which such Liabilities would otherwise terminate pursuant to the terms of this Section 6.1(a), or which arise or result from or are related to a Claim for fraud. For purposes of this
Article VI, "fraud" means any untrue statement of a material fact known by the maker to be false when made or the intentional or knowing omission of a material fact required to be stated or necessary to make the applicable statement in question not misleading. Notwithstanding anything contained herein to the contrary, the indemnification obligations of Sellers for breaches of the representations or warranties made by Seller in Sections 2.16 and 2.22, shall survive until the expiration of the applicable statute of limitations.

(b) All representations and warranties of Buyer and Parent shall terminate and expire twelve (12) months after the date of Closing; provided, however, that the liability of Buyer and Parent shall not terminate as to any specific claim or claims of the type referred to in Section 6.3 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Buyer and/or Parent has been given specific notice on or prior to the date on which such Liability would otherwise terminate pursuant to the terms of this Section 6.1(b), or which arise or result from or are related to a Claim for fraud.

SECTION  6.2     Obligation  of  the Sellers to Indemnify.  The Sellers agree to
                 ----------------------------------------
indemnify,  defend  and  hold  harmless  Buyer  and Parent (and their respective directors, officers, employees, Affiliates, successors and assigns) from and against all Claims, losses, Liabilities, Regulatory Actions, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including Taxes, interest, penalties and reasonable attorneys' fees and fees of other experts and disbursements and expenses incurred in enforcing this indemnification) (collectively, the "Losses") suffered or incurred by Buyer
                                        ------
and/or Parent, the Company, or any of the foregoing persons arising out of any breach of the representations and warranties of the Company or any Seller contained in this Agreement, or of the covenants and agreements of Buyer or Parent contained in this Agreement or in the Schedules or any other Transaction Document.

SECTION  6.3     Obligation of Buyer and Parent to Indemnify.  Buyer and Parent,
                 -------------------------------------------
jointly and severally agree to indemnify, defend and hold harmless the Company (and any heirs, successor or assignee thereof) from and against any Losses suffered or incurred by the Company or any of the foregoing persons arising out of (i) any breach of the representations and warranties of Buyer or Parent, or of the covenants and agreements of Buyer or Parent contained in this Agreement or in the Schedules or any other Transaction Document.

                                      A28

SECTION  6.4     Notice  and  Opportunity  to  Defend  Third  Party Claims.  (a)
                 ---------------------------------------------------------
Within ten (10) days following receipt by any party hereto (the "Indemnitee") of
                                                                 ----------
notice of any demand, claim, circumstance or Tax Audit which would or might give rise to a claim, or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss (an "Asserted
                                                                        --------
Liability"),  the  Indemnitee shall give notice thereof (the "Claims Notice") to
---------                                                     -------------
the party or parties obligated to provide indemnification pursuant to Sections 6.2, or 6.3 (collectively, the "Indemnifying Party"). The Claims Notice shall
                                  ------------------
describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

(b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless: (i) the Asserted Liability includes a Claim seeking an Order for injunction or other equitable or declaratory relief against the Indemnitee, in which case the Indemnitee may at its own cost and expense and at its option defend the portion of the Asserted Liability seeking equitable or declaratory relief against the Indemnitee, or
(ii) the Indemnitee shall have reasonably, and in good faith, after consultation with the Indemnifying Party, concluded that: (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party which could prevent or negatively influence the Indemnifying Party from impartially or adequately conducting such defense; or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party but only to the extent such defense cannot legally be asserted by the Indemnifying Party on behalf of the Indemnitee. If the Indemnifying Party elects to defend such Asserted Liability, it shall within ten (10) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 6.4(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder. If the Indemnifying Party desires to accept a reasonable, final and complete settlement of an Asserted Liability so that such Indemnitee's Loss is paid in full and the Indemnitee refuses to consent to such settlement, then the Indemnifying Party's liability to the Indemnitee shall be limited to the amount offered in the settlement. The Indemnifying Party will exercise good faith in

                                      A29
accepting any reasonable, final and complete settlement of an Asserted Liability. In the event the Indemnifying Party elects to defend any Asserted Liability, the Indemnitee may participate, at its own expense, in the defense of such Asserted Liability. In the event the Indemnifying Party is not permitted by the Indemnitee to defend the Asserted Liability, it may nevertheless participate at its own expense in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any Losses of any Indemnitee for which an Indemnifying Party is liable for indemnification hereunder shall be paid upon written demand therefor.

SECTION  6.5     Limits on Indemnification.  (a)   Notwithstanding the foregoing
                 -------------------------
or the limitations set forth in Section 6.5(b) below, in the event such Losses arise out of any fraud related matter on the part of any Indemnifying Party, then such Indemnifying Party shall be obligated to indemnify the Indemnitee in respect of all such Losses. Buyer, Parent and the Company agree that the Company's obligation to indemnify under this Article VI shall not survive the Closing and the Company shall have no further liability to Buyer after the Closing but that such obligations to indemnify shall be the sole obligation of the Sellers.

(b) The Company and Seller shall not be liable to indemnify Buyer pursuant to Section 6.2 above and Buyer and Parent shall not be liable to indemnify the Company and Sellers pursuant to Section 6.3 above: (i) unless a Claims Notice describing the loss is delivered to the Indemnifying Party within 12 months after the Closing (except for Losses arising out of an Indemnifying Party; and);
(ii) with respect to special, consequential or punitive damages; or (iii) in respect of any individual Loss of less than $10,000.

(c) The Sellers shall not be obligated to make any payment for indemnification under Section 6.2 hereof in excess of: (i) if prior to the Closing Date, the value of the Company Stock; and (ii) if on or following the Closing Date, the value of the Parent Stock received as a result of the transactions contemplated by this Agreement and each Seller has and reserves the right to transfer his Parent Shares to fulfill all or a portion of any obligation hereunder.

SECTION  6.6     Exclusive  Remedy.  The  parties agree that the indemnification
                 -----------------
provisions of this Article VI shall constitute the sole or exclusive remedy of any party in seeking damages or other monetary relief with respect to this Agreement and the Contemplated Transactions, provided that, nothing herein shall be construed to limit the right of any party to seek: (i) injunctive relief for a breach of this Agreement; or (ii) legal or equitable relief for a Claim for fraud.

                                      A30

                                   ARTICLE  VII

                        SPECIFIC PERFORMANCE; TERMINATION

SECTION  7.1     Specific  Performance.  The  Company,  Parent,  Buyer  and each
                 ---------------------
Seller acknowledges and agrees that, if any of the Company Parent, Buyer or any Seller fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (d) or (e) of Section 7.2 below, the others will not have adequate remedies at law with respect to such breach. In such event, and in addition to each party's right to terminate this Agreement, each party shall be entitled, without the necessity or obligation of posting a bond or other security, to seek injunctive relief, by commencing a suit in equity to obtain specific performance of the obligations under this Agreement or to sue for damages, in each case, without first terminating this Agreement. The Company Parent, Buyer and each Seller specifically affirms the appropriateness of such injunctive, other equitable relief or damages in any such action.

SECTION  7.2     Termination.  This  Agreement   may  be  terminated   and   the
                 -----------
Contemplated  Transactions  may  be  abandoned at any time prior to the Closing:

(a)     By  mutual  written  consent  of  the  Company  and  Buyer;

(b) By the Company or the Sellers if: (i) there has been a misrepresentation or breach of warranty on the part of Buyer or Parent in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from the Company; (ii) Buyer or Parent has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from the Company; or (iii) any condition to the Company's obligations under Section 5.2 becomes incapable of fulfillment through no fault of the Company and is not waived by the Company, provided that, on the date of termination, all conditions to Buyer's and Parent's obligations specified in Section 5.3 (other than clause (e) thereof) shall have been satisfied and the Company shall then be otherwise ready, willing and able to proceed with the Closing hereunder;

(c) By Buyer, if: (i) there has been a misrepresentation or breach of warranty on the part of the Company or any of the Sellers in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Buyer; (ii) any Seller or the Company has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Buyer; or (iii) any condition to Buyer's obligations under Section 5.3 becomes incapable of fulfillment through no fault of Buyer and is not waived by Buyer, provided that, on the date of termination, all conditions to the Company's and Seller's obligations hereunder specified in
Section 5.2 shall have been satisfied and Buyer shall then be otherwise ready, willing and able to proceed with the Closing hereunder;

                                      A31

(d) By the Company or by Buyer, if any condition under Section 5.1 becomes incapable of fulfillment through no fault of the party seeking termination and is not waived by the party seeking termination; and

(e) By either the Company or Buyer if the Closing shall not have occurred on or prior to December 15, 2003 (or such other date as shall have been agreed to by the Company and the Buyer), provided that: (i) if so terminated by the Company, the conditions specified in Section 5.2 shall have been satisfied on the date of termination and the Company shall be then otherwise ready, willing and able to proceed with the Closing; or (ii) if so terminated by Buyer, the conditions specified in Section 5.3 shall have been satisfied on the date of termination and Buyer shall be then otherwise ready, willing and able to proceed with the Closing.

SECTION  7.3     Effect  of  Termination;  Right  to  Proceed.  Subject  to  the
                 --------------------------------------------
provisions of Section 7.1 hereof, in the event that this Agreement shall be terminated pursuant to Section 7.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party hereunder except that: (i) the agreements contained in Section 4.2 shall survive the termination hereof; and (ii) termination shall not preclude any party from seeking relief against any other party for breach of Section 4.2. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

                                  ARTICLE  VIII

                                  MISCELLANEOUS
SECTION  8.1     Notices.  (a)  Any  notice  or  other communication required or
                 -------
permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, or mailed (by registered or certified mail, postage prepaid return receipt requested) as follows:

(i)     If  to  Buyer  or  Parent,  one  copy  to:
     VillageWorld.com,  Inc.
     620  Johnson  Avenue
     Bohemia,  New  York  11716
     Attn:  Mr.  Peter  J.  Keenan,  President

     with  a  copy  to:
     Rosen  Einbinder  &  Dunn,  P.C.
     641  Lexington  Avenue
     New  York,  New  York  10022
     Attn:  Stephen  J.  Czarnik,  Esq.

                                      A32

(ii)     If  to  the  Company,  one  copy  to:
     Biometrics  2000.com  Corporation
     120  Carando  Drive
     Springfield,  MA  01104
     Attn:  Joseph  J.  Turek,  President

     With  a  copy  to:
     Nicolai  Law  Group  P.C.
     146  Chestnut  St.
     Springfield,  MA  01103
     Attn:  Paul  Peter  Nicolai,  Esq.

(b) Each such notice or other communication shall be effective when delivered at the address specified in Section 8.1(a). Any party by notice given in accordance with this Section 8.1 to the other parties may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

SECTION  8.2     Entire  Agreement.  This Agreement (including the Schedules and
                 -----------------
Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

SECTION  8.3     Waivers  and Amendments; Non-Contractual Remedies; Preservation
                 ---------------------------------------------------------------
of  Remedies.  This  Agreement may be amended, superseded, cancelled, renewed or
------------
extended only by a written instrument signed by the Company, Parent and Buyer. The provisions hereof may be waived in writing by the Company Parent or Buyer, as the case may be. Any such waiver shall be effective only to the extent specifically set forth in such writing. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

SECTION  8.4     Governing  Law.  This Agreement shall be governed and construed
                 --------------
in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State without regard to the conflict of laws rules thereof.

SECTION 8.5     Consent to Jurisdiction.  Each of the parties hereto irrevocably
                -----------------------
and voluntarily submits to personal jurisdiction in the State of New York and in the Federal courts in such state in any action or proceeding arising out

                                      A33
of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. If for any reason the Federal courts in such state will not entertain such action or proceeding, then the parties hereto irrevocably and voluntarily submit to personal jurisdiction in the state courts located in the State of New York in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of any action or proceeding may be heard and determined in any such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under Section 8.1. The parties hereto agree that any action or proceeding instituted by any of them against any other party with respect to this Agreement will be instituted exclusively in the United States District Court for the District of New York, or alternatively, in the State courts located therein. The Company, Buyer and Parent irrevocably and unconditionally waive and agree not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Agreement in any such courts.

SECTION  8.6     Binding  Effect;  No Assignment.  This Agreement and all of its
                 -------------------------------
provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of Law) by any party hereto without the express written consent of Buyer (in the case of assignment by the Company or any the Sellers) or the Company (in the case of assignment by Buyer or Parent) and any purported assignment, unless so consented to, shall be void and without effect.

SECTION 8.7     Exhibits.  All Exhibits and Schedules attached hereto are hereby
                --------
incorporated  by  reference  into,  and  made  a  part  of, this Agreement.

SECTION 8.8     Severability.  If any provision of this Agreement for any reason
                ------------
shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable law, and the parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the parties.

SECTION  8.9     Counterparts.  The  Agreement  may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                                      A34

SECTION 8.10     Third Parties.  Except as specifically set forth or referred to
                 -------------
herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted heirs, successors, assigns and legal representatives, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.

                                   ARTICLE  IX

                                   DEFINITIONS
SECTION  9.1     Definitions.  The  following  terms,  as  used herein, have the
                 -----------
following  meanings:

     "Affiliate"  of  any  person  means any other person directly or indirectly
      ---------
through one or more intermediary persons, controlling, controlled by or under common control with such person.

     "Agreement"  or  "this  Agreement"  shall  mean,  and  the  words "herein",
      ---------        ---------------                                  ------
"hereof"  and  "hereunder"  and  words  of  similar  import shall refer to, this
      -         ---------
agreement  as  it  from  time  to  time  may  be  amended.

     "Assets"  shall  mean  all cash, instruments, properties, rights, interests
      ------
and assets of every kind, real, personal or mixed, tangible and intangible, used or usable in the Business.

     The  term  "audit" or "audited" when used in regard to financial statements
                 -----      -------
shall mean an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

     "Business"  shall  mean  the ownership and operation of the business of the
      --------
Company.

     "Condition  of  the Business" shall mean the financial condition, prospects
      ---------------------------
or  the  results  of  operations  of  the  Business,  the Assets or the Company.

     "Contract"  shall  mean  any  contract,  agreement,  indenture, note, bond,
      --------
lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral.

     The  term  "control",  with  respect to any person, shall mean the power to
                 -------
direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the
        -----------         ----------
foregoing.

                                      A35

     "Environmental  Laws"  shall  mean any and all Laws (including common law),
      -------------------
Permits, agreements or any other requirement or restriction promulgated, imposed, enacted or issued by any Governmental Body relating to human health or the environment, including the emission, discharge or Release of pollutants, contaminants, Hazardous Materials or wastes into the environment (which includes, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") 42 U.S.C. Section 9601 et seq.; the
                                    ------
Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.
Section 2610 et seq.; and the Federal Technical Standards and Corrective Action Requirements for Owners and Operators of Underground Storage Tanks, and any applicable corresponding state laws.

     "Environmental  Liabilities"  shall  mean  any  cost,   damages,   expense,
      --------------------------
liability, obligation, or other responsibility arising from or under any Environmental Law or occupational safety and health law and consisting of or relating to:

     (a)   any environmental, health, or safety matters or conditions (including
on-site  or   off-site  contamination,  occupational   safety  and  health,  and
regulation  of  chemical  substances  or  products);

     (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or occupational safety and health law;

     (c) financial responsibility under Environmental Law or occupational safety and health law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or occupational safety and health law (whether or not such Cleanup has been required or requested by any Governmental body or any other person) and for any natural resource damages; or

     (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or occupational safety and health law. The terms "removal," "remedial," and "response action," include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., as amended ("CERCLA").
                                                                       ------

     "ERISA"  shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Exchange  Act" means the United States Securities Exchange Act of 1934, as
      -------------
amended, and includes all rules and regulations of the SEC promulgated under that act.

                                      A36

     "GAAP" shall mean generally accepted accounting principles in effect on the
      ----
date hereof (or, in the case of any opinion rendered in connection with an audit, as of the date of the opinion) as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

     "Governmental  Bodies" shall mean any government, municipality or political
      --------------------
subdivision thereof, whether federal, state, local or foreign, or any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court, arbitrator, administrative tribunal or public utility.

     "Hazardous Materials" shall mean any and all dangerous, toxic, radioactive,
      -------------------
caustic or otherwise hazardous material, pollutant, contaminant, chemical, waste or substance defined, listed or described as any of such in or governed by any Environmental Law, including but not limited to urea-formaldehyde, polychlorinated biphenyls, asbestos or asbestos-containing materials, radon, explosives, known carcinogens, petroleum and its derivatives, petroleum products, or any substance which might cause any injury to human health or safety or to the environment or might subject the owner or operator to any
Regulatory  Actions  or  Claims.  "Hazardous  Materials"  shall include, without
                                   --------------------
limitation, asbestos, airborne asbestos, polychlorinated biphenyls (PCBs), petroleum products, lead-based paint and urea-formaldehyde.

     "knowledge" with respect to: (a) any individual shall mean actual knowledge
      ---------
of such individual; and (b) any corporation shall mean the actual knowledge of the directors and executive officers of such corporation; and "knows" has a
                                                                    -----
correlative meaning. The terms "any Seller's knowledge," and "Seller's knowledge," including any correlative meanings, shall mean the knowledge of any Seller.

     "Laws"  shall  mean  any law, statute, code, ordinance, rule, regulation or
      ----
other  requirement  of  any  Governmental  Bodies.

     "Liability"  shall  mean  any  direct  or indirect indebtedness, liability,
      ---------
assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

     "Lien"  shall  mean  any mortgage, lien (including mechanics, warehousemen,
      ----
laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, covenant, restriction, easement or encumbrance of any kind.

                                      A37

     "Permitted  Liens"  shall mean; (i) Liens for Taxes not yet due and payable
      ----------------
for which adequate liability accruals have been set aside on the books of the Company and which are reasonably satisfactory to Buyer; and (ii) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which, if required by GAAP, the Company has set aside liability accruals on its books reasonably satisfactory to Buyer, or the payment of which obligations are otherwise secured in a manner reasonably satisfactory to Buyer.

     "person" shall mean an individual, corporation, partnership, joint venture,
      ------
limited liability company, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

     "Receivables"  shall  mean  as  of  any date any trade accounts receivable,
      -----------
notes  receivable,  sales  representative   advances  and  other   miscellaneous
receivables  of  the  Company.

     "Regulatory  Actions"  shall mean any Claim, demand, action, suit, summons,
      -------------------
citation, directive, investigation, litigation, inquiry, enforcement action, Lien, encumbrance, restriction, settlement, remediation, response, clean-up or closure arrangement or other remedial obligation or proceeding brought or instigated by any Governmental Body in connection with any Environmental Law, including, without limitation, the listing of the Leased Real Property on any list of contaminated or potentially contaminated sites or potential or verified Hazardous Waste sites under any Environmental Law, or any civil, criminal and/or administrative proceedings, whether or not seeking costs, damages, penalties or expenses.

     "Release"  shall  mean the intentional or unintentional, spilling, leaking,
      -------
pumping, pouring, discharging or disturbance of, or emitting, depositing, injecting, leaching, dumping, disposing, emitting or escaping, or any other release or threatened release to or from, however defined, any Hazardous Substance in violation of any Environmental Law.

     "SEC"  means  the  United  States  Securities  and  Exchange  Commission.
      ---


     "SEC  Documents"  means all forms, notices, reports, schedules, statements,
      --------------
and other documents filed by Parent with the SEC within the three years from the Effective Time, whether or not constituting a "filed" document, and includes all proxy statements, registration statements, amendments to registration statements, periodic reports on Forms 10-KSB, 10-QSB, and 8-K, and annual and quarterly reports to shareholders.

     "Subsidiary"  shall  mean any entity of which securities or other ownership
      ----------
interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly through one or more intermediaries, or both, by any other entity.

                                      A38

     "Tax"  (including,  with  correlative  meaning,  the  terms   "Taxes"   and
      ---                                                           -----
"Taxable")  shall  mean:  (i)(A)  any  net income, gross income, gross receipts,
 -------
sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever
(including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with; (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for the imposition of any such tax
                  -------------
and interest on such penalties, additions to tax, fines or additional amounts, in each case, with respect to any party hereto, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of a party hereto being a member of an affiliated or combined group with any other person at any time on or prior to the date of Closing and (iii) any liability of a party hereto for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

     "Tax  Return"  shall  mean  any  return  or  report  (including  elections,
      -----------
declarations,  disclosures,  schedules,   estimates  and   information  returns)
required  to  be  supplied  to  any  Tax  Authority.

     "Transaction  Documents" shall mean, collectively, this Agreement, and each
      ----------------------
of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

SECTION  9.2     Interpretation.  Unless  the  context  otherwise  requires, the
                 --------------
terms defined in this Agreement shall be applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in this Agreement, and those accounting terms used in this Agreement except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP as of the date of the item in question. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                                      A39

IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date set forth above.
                                    BUYER:
                                    BIOMETRICS  2000  ACQUISITION  CORPORATION

                                    By:/s/  Peter  J.  Keenan
                                    -------------------------
                                    Peter  J.  Keenan
                                    President

                                    PARENT:
                                    VILLAGEWORLD.COM,  INC.

                                    By:/s/  Peter  J.  Keenan
                                       ----------------------
                                    Peter  J.  Keenan
                                    President  and  Chief  Executive  Officer

                                    THE  COMPANY:
                                    BIOMETRICS  2000.COM,  CORPORATION

                                    By:/s/  Joseph  J.  Turek
                                       ----------------------
                                    Joseph  J.  Turek
                                    President

                                    SELLERS:

                                    /s/  Joseph  Turek
                                    ------------------
                                    Joseph  Turek

                                    /s/  Randy  Wheeler
                                    -------------------
                                    Randy  Wheeler

                                    /s/  Michael  Iveson
                                    --------------------
                                    Michael  Iveson

                                    /s/  Frank  Polidoro
                                    --------------------
                                    Frank  Polidoro

                                    /s/  David  Kern
                                    ----------------
                                    David  Kern



                                      A40

APPENDIX  B
-----------
AMENDMENT  AND  RESTATED  ARTICLES  OF  INCORPORATION  OF VILLAGEWORLD.COM, INC.
--------------------------------------------------------------------------------


                         CERTIFICATE OF AMENDMENT OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                             VILLAGEWORLD.COM, INC.


        Pursuant to Section 805 of the New York Business Corporation Law

We, the undersigned, being, respectively, the Chairman of the Board of Directors of Villageworld.com, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:     The  name  of  the  Corporation  is  "Biometrics  2000  Corporation"

SECOND: The Corporation's original Certificate of Incorporation was filed with the Department of State of the State of New York on December 14, 1992, and the Corporation's Restated Certificate of Incorporation was filed with the Department of State of the State of New York on February 2, 1996. The Corporation amended the Restated Certificate of Incorporation on December 29, 1999 and December 30, 1999.

THIRD:     The Certificate of Incorporation is hereby amended to change the name of the Corporation and to increase the aggregate number of shares of stock which the Corporation shall have the authority to issue.

FOURTH:     Articles  First  of  the  Certificate  of  Incorporation  is  hereby stricken out in its entirety, and the following new Article is substituted in lieu thereof:

     "FIRST:     The  name  of  the  Corporation  is "Biometrics 2000.com, Inc."

FIFTH: To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from 200,000,000 shares, par value $.001 per share, to 400,000,000 shares, par value $.001, the text of Article Fourth of the Certificate of Incorporation is hereby amended to read in full as follows:

             "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 400,000,000 shares, consisting of 400,000,000 shares, with a par value of $.001 per share, classified as common shares (the "Common Stock").

                                       B1

SIXTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by the unanimous written consent of the members of the Board of Directors on October 29, 2003, and by the affirmative vote of the holders of a majority of all of the outstanding shares of the Common Stock of the Corporation entitled to vote at the Special

Written Consent of the Shareholders obtained on October 29, 2003. Information Statement sent to shareholders of the Corporation on February __, 2004

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __-th day of February __, 2004, and affirms the statements contained herein are true under penalties of perjury.

                                    VILLAGEWORLD.COM,  INC.


                                   By:  _________________
                                   Name:     Peter  J.  Keenan
                                   Title:  Chairman of the Board  and President


                                       B2